Exhibit 10.2

Certain confidential information has been omitted from this Exhibit 10.2 pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol “* * *” at each place in this Exhibit 10.2 where the omitted information appeared in the original.

BI-LO/WINN-DIXIE SUPPLY AGREEMENT

THIS BI-LO/WINN-DIXIE SUPPLY AGREEMENT (this “Agreement”), made as of the 10th day of May 2013 (the “Execution Date”), is by and between BI-LO, LLC (“BWD”) and C&S Wholesale Grocers, Inc. (“C&S”). C&S and BWD may be referred to herein individually as a “Party” and, together, as the “Parties.”

BI-LO and C&S are party to that certain Second Amended and Restated BI-LO LLC Supply Agreement, between BI-LO, LLC and C&S, dated May 12, 2010 (the “Second Amended Supply Agreement”), and it is hereby agreed that, subject to Section 4.10, the Second Amended Supply Agreement will be terminated and null and void and of no further force and effect as of the Final Conversion Date (defined in Section 2.2).

NOW, THEREFORE, the Parties, intending to be legally bound, agree as follows:

Section 1. Agreement to Purchase.

1.1 General. Subject to the terms and conditions set forth in this Agreement, BWD shall purchase exclusively from C&S, and C&S shall procure and sell to BWD, for resale in the BWD Stores (defined below) all merchandise in the following categories, except as specifically set forth in Section 1.2: grocery, bakery, GM/HBC, candy, spices, meat, deli, seafood, produce, floral, dairy, frozen (mainline), frozen bakery, ice cream, frozen meat, frozen seafood, ice, tobacco, and certain other merchandise in the product categories carried by C&S (collectively, “Merchandise”) for use and resale for all BWD store locations including those set forth on Schedule 1.4(a) hereto (collectively, the “BWD Stores”). In connection with the foregoing Merchandise, C&S will provide procurement and purchasing services, subject to the terms and conditions set forth in this Agreement; provided, however, that except for Merchandise described in Sections 1.2(b) and 1.2(d), C&S will place all purchase orders for Merchandise. During the Term (defined below), C&S shall maintain inventories of products subject to this Agreement of a type and quantity sufficient to satisfy the normal and customary needs of BWD and shall supply such product to BWD pursuant to the terms and conditions set forth in this Agreement, it being understood that the Parties will review any slow moving product on a quarterly basis. Except as the Parties have otherwise expressly set forth in this Agreement, C&S will procure and purchase all Merchandise for the BWD Stores, and the BWD Stores will purchase and accept delivery of all Merchandise exclusively from C&S.

1.2 Merchandise Exclusions.

(a) DSD. Merchandise does not include products that as of the date hereof, or in the future pursuant to this Section 1.2(a), are supplied by direct store delivery (“DSD”) vendors, including, but not limited to the list of DSD vendors attached hereto as Schedule 1.2(a), which are providing products to BWD as of the date hereof. Nothing in this Agreement shall prohibit or otherwise limit BWD’s ability to * * *. BWD may convert cosmetic items that are procured by C&S and carried in the Facilities to * * *.

If: (x) BWD would like to have an item of * * * become a * * * item; or (y) C&S would like to convert * * *, then in accordance with Section 3.9(a) (Best Intentions), the Parties shall meet and discuss an appropriate adjustment of the BWD Upcharge resulting from such conversion, to the extent applicable. To the extent an item of * * *, BWD will work with C&S to sell through such Merchandise in the Facilities. If BWD requests to * * * then BWD will pay $* * * per case on such items and * * *. Notwithstanding the foregoing, BWD will not be required to pay such $* * * per case fee if BWD is purchasing from C&S more than $* * * of Merchandise on an annual basis.

(b) General Exclusions. In addition to any exceptions set forth herein, the following shall also be exceptions to BWD’s obligations to purchase exclusively from C&S and shall not be deemed Merchandise:

* * *

(c) C&S Affiliate. It is the understanding of the Parties that Merchandise will be shipped to the BWD Stores from the Facilities (defined in Section 2.2) or a Replacement Facility (defined in Section 1), and C&S will have the express right to ship from Replacement Facilities, provided the BWD Upcharges and service are not adversely affected by the move to a Replacement Facility. If and to the extent C&S proposes to supply BWD with Merchandise from a * * * under this Agreement, C&S shall first obtain BWD’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), and the Parties will negotiate, in good faith, to determine the terms under which such supply will be included in an amendment to this Agreement. For purposes of this Section 1.2(c), * * *.

(d) Beer, Wine and Liquor. BWD will procure and purchase all beer, wine and liquor for the BWD Stores. Beer, wine and liquor will continue to be received, stored, handled and delivered from the Facilities in the manner consistent with BWD’s past practices. BWD will retain title to such beer, wine, and liquor. The cost of all warehouse and transportation activity related to beer, wine and liquor is reflected in the BWD Upcharges applicable to each Facility and the BWD Upcharges for the applicable Facility will be charged against BWD’s delivered net cost for beer, wine and liquor as if such items were Merchandise.

1.3 Merchandise Additions. If C&S elects to warehouse a DSD item, then BWD will support C&S and will purchase its requirements of such item from C&S if (a) in the * * * taking into consideration all costs, including, but not limited to the costs and service factors associated with any services provided by the vendor of such product and (b) the * * *.

1.4 BWD Stores/Store Acquisitions.

(a) BWD represents and warrants that all store locations owned, operated or franchised by BWD, or any subsidiary of BWD, as of the Effective Date, are set forth on Schedule 1.4(a) to this Agreement (the “BWD Stores”). For purposes of this Agreement, also included within the definition of BWD Stores shall be all replacement stores and new store openings within the BWD trade area.

(b) If BWD consummates an acquisition of a group of up to * * * grocery stores in the BWD trade area, then such stores shall become BWD Stores under this Agreement, provided that * * *. In the event BWD consummates an acquisition of up to * * * grocery stores that are * * * at the time of the acquisition, such grocery stores will become BWD Stores under this Agreement, * * *. For acquisitions of over * * * stores in the BWD trade area, or acquisitions of any size outside of the BWD trade area, the Parties shall meet in good faith to discuss whether, and under what terms, C&S would service such acquired stores. The “BWD Trade Area” shall include * * * (as of the Effective Date).

1.5 * * * Specifications. For all products procured by C&S, C&S shall ensure that such products meet * * * specifications in effect as of the Effective Date, as modified by * * * from time to time. * * * may update and modify its specifications from time to time upon reasonable notice throughout the Term (as defined in Section 2.1), and * * * shall work with C&S to sell through all Merchandise procured in accordance with * * * prior specifications. * * * personnel shall inspect and approve or reject incoming loads for compliance or noncompliance with * * * current specifications, and * * * may re-inspect items in the slot or prior to outbound delivery. C&S shall not be responsible for quality issues on items inspected by * * * unless the issue is due to a C&S error (e.g., mis-rotation). C&S acknowledges that just prior to the Effective Date, * * * provided to C&S a copy of * * * current product specifications.

1.6 Freshness Requirements. All products received at each Facility and then shipped to each Store will meet the freshness requirements contained on Schedule 1.6, which is attached hereto and made a part hereof. The Parties, by mutual consent, may update and modify Schedule 1.6 from time to time, and in such instance, BWD will work with C&S to sell through any Merchandise or items supplied under this Agreement that previously satisfied the freshness requirements set forth on Schedule 1.6, but no longer satisfy Schedule 1.6 due to the change. To the extent a product does not satisfy the requirements on Schedule 1.6, C&S will not ship such product to a Store absent the consent of BWD. * * * C&S will prepare a daily report for BWD containing short dates and summarizing C&S’ compliance with the requirements of Schedule 1.6 (separated by product category), and the Parties will work together to minimize out of code product. Notwithstanding anything to the contrary, * * * will be processed and paid for as set forth in Sections 3.5 or 12.1.

Section 2. Term and Implementation.

2.1 Term. The term of this Agreement (the “Initial Term”) shall commence on the Execution Date and continue through the eighth (8th) calendar anniversary of the Final Conversion Date (defined in Section 2.2). BWD may at its option extend the Term for two additional one-year option periods (each an “Option Period”), by providing C&S with written notice at least 180 days prior to the expiration of the then applicable Term, the Initial Term, together with any Option Periods, if any, shall be referred to herein as the “Term”. Each “Contract Year” consists of one sixteen-week and three twelve-week “Contract Quarters” and thirteen four-week “Contract Periods” (each Contract Period to correspond to a BWD accounting period). The first Contract Year shall commence on the Final Conversion Date. The period between the Effective Date and the first day of the First Contract Year shall be the “Implementation Period”. The first Contract Period of the Term and the final Contract Period of the Term will be stub periods. Periodically during the Term, C&S will adjust the Contract Year to account for the 365-day calendar year by including a 53rd week in the applicable Contract Year. From the Execution Date until the Final Conversion Date, the Parties shall use their respective commercially reasonable best efforts to coordinate the full and complete transition of BWD’s warehousing, transportation, procurement and purchasing activities to C&S as contemplated herein.

2.2 Implementation Schedule. C&S and BWD will implement the conversion of the Facilities between the Execution Date and up to and including the Final Conversion Date. The actual conversion date of the last of the BWD Facilities to C&S operation and the satisfaction or waiver of all of the conditions set forth in Sections 2.3(a) – 2.3(c) shall be referred to herein as the “Final Conversion Date.” The Implementation Schedule (defined below) may be adjusted by mutual written agreement of the Parties; however, such adjustment shall not, in any way, modify Section 2.6 hereunder. This Agreement will become effective, Facility by Facility, upon the conversion of such respective Facilities to C&S procurement and operational control. The Mauldin facility shall be deemed to be converted to this Agreement on the first Sunday following the Execution Date.

The estimated “Implementation Schedule” is as follows:

Mauldin — * * *

Baldwin (Grocery, Perishable Frozen)—* * *

Jacksonville GM/HBC Campus — * * *

Miami Campus—* * *

Orlando Campus — * * *

Hammond Campus — * * *

Montgomery Campus — * * *

Each of the above a “Facility” and collectively the “Facilities.”

The above estimated transition Implementation Schedule by Facility has been agreed to by BWD and C&S taking into consideration all currently known relevant facts and circumstances. Each Party shall work in good faith, will provide sufficient resources necessary and will use its respective commercially reasonable best efforts for the transition and implementation to be completed on or before the “Estimated Final Conversion Date,” which shall be * * * as set forth above, and each Party will reasonably cooperate with the other Party in such transition and implementation. Each Party shall be responsible for its own costs related to implementation and start-up. If either Party fails to materially perform its obligations as described in this Section 2.2, such non-performing Party shall be deemed to be in material breach of the tells of this Agreement. BWD represents that, as of the date hereof, there are no (and covenants that as of the conversion date applicable to each Facility there will be no) conditions or circumstances existing in any of the Facilities (including any material breach or non-compliance by BWD under any applicable lease or sublease) that could reasonably be expected to interfere with C&S’ ability to perform its obligations under this Agreement in any way.

2.3 Conditions to the Parties’ Obligations. The obligations of the Parties to perform their respective obligations under this Agreement shall be subject to the satisfaction (or waiver by both Parties) of each of the following conditions:

(a) Asset Purchase Agreement. On a Facility by Facility basis, on or before the applicable conversion date as set forth in the Implementation Schedule described in Section 2.2 above with respect to each applicable Facility, or such later date as mutually agreed to by the Parties, the Parties shall have consummated the closing of the transactions contemplated by the asset purchase agreement that shall be entered into by the Parties in connection with the purchase by C&S of certain assets of BWD related to the Facilities and the supply and distribution of Merchandise to the BWD Stores (the “Asset Purchase Agreement”).

(b) * * *

(c) License Agreements. On a Facility by Facility basis, on or before the applicable conversion date as set forth in the Implementation Schedule described in Section 2.2 above with respect to each applicable Facility, or such later date as mutually agreed to by the Parties, the Parties shall have entered into a license agreement with respect to each Facility (each, a “License Agreement” and collectively, the “License Agreements”), which License Agreements shall provide C&S with the right to occupy the Facilities and to perform its obligations under this Agreement throughout the Term. In addition, the Parties will enter into an amendment to the sublease agreement related to the Mauldin. Facility extending the term of such sublease and providing that such sublease will terminate upon the termination or expiration of this Agreement. Prior to each conversion date, BWD shall have obtained all consents, authorizations, permits and/or other approvals as may be reasonably determined by C&S for BWD to be required to lawfully permit C&S to use and occupy the Facilities in such manner as required to enable C&S to perform its obligations under this Agreement. C&S will be responsible for obtaining, its business licenses, for registering with the applicable states to do business in such states, and for obtaining all other consents, authorizations, permits and/or other approvals required for C&S to perform its obligations under this Agreement.

(d) If the Final Conversion Date has not occurred as of * * *, either Party may terminate this Agreement by providing the other Party with * * * days prior written notice of termination alter which notice period this Agreement shall become null and void and neither of the Parties shall have any further obligations hereunder, except that during such * * * day notice period, the Parties will work diligently in order to transition any Facilities back to BWD (except for the Mauldin Facility, which shall remain under C&S’ operational control to service the BI-LO Stores (defined in Section 2.6)). BWD will perform its obligations set forth in Section 14.1(b)(i) – 14.1(b)(vi) with respect to any of the Facilities (except for the Mauldin Facility; provided, BWD will purchase any Merchandise located in the Mauldin Facility that is unique to the Winn-Dixie stores) that has been converted to C&S’ procurement and operational control as of such termination date and the parties shall use their commercially reasonable best efforts to mitigate any amounts that either party is required to pay under such circumstances. The BI-LO Stores will continue to be supplied by C&S from the Mauldin Facility in accordance with the terms and conditions of the Second Amended Supply Agreement and the sublease for the Mauldin Facility shall remain in place with the same terms and conditions in effect immediately preceding the amendment of the Mauldin Facility sublease in connection with the execution of this Agreement. Notwithstanding anything to the contrary set forth herein, if any Party has materially breached its obligations with respect to the implementation and conversion of the Facilities as set forth in Section 2.2, such non-performing Party may not issue a notice of termination pursuant to this Section 2.3(d).

2.4 Payment. In consideration for BWD entering into an eight (8) year supply agreement with C&S, immediately following the execution of this Agreement, C&S shall pay to BWD a one-time payment in the amount of $* * *. This amount is not refundable for any reason except as specifically set forth in Section 14.1(b)(iv).

2.5 BI-LO * * * Payment. Immediately following the execution of this Agreement, C&S shall pay to BWD a one-time payment in the amount of * * *, prorated for partial weeks; provided, (a) if the Execution Date is a Saturday, then the number of weeks will be calculated as of the Execution Date; or (b) if the Execution Date is a Sunday, then the number of weeks will be calculated as of the Saturday immediately preceding the Execution Date (the “BI-LO * * * Payment”). * * *.

2.6 Effective Date. Commencing on the first Sunday following the Execution Date or if the Execution Date is a Sunday, then as of the Execution Date (such Sunday shall be referred to herein as the “Effective Date”), the terms and conditions of this Agreement shall be effective and shall apply to all Merchandise volume procured and sold by C&S to the BI-LO bannered BWD Stores that are supplied through the Mauldin Facility (the “BI-LO Stores”), and the terms and conditions of the Second Amended Supply Agreement shall be suspended and of no effect during the period between the Effective Date and the Final Conversion Date. In the event of an early termination of this Agreement pursuant to Section 2.3(d), then the BI-LO Stores will thereafter be supplied by C&S pursuant to the Second Amended Supply Agreement. If the Final Conversion Date has not occurred on or before * * *, for any reason whatsoever, except for delays attributable to events or circumstances of the sort described in Section 16 (Force Majeure), then C&S shall charge BWD a weekly amount equal to * * *.

Section 3. Price, Upcharges, Fees and Rebates.

3.1 Base Price. The Base Prices for all Merchandise supplied by C&S to BWD pursuant to this Agreement are as follows:

(a) Grocery, Candy, Produce with a manufacturer’s list price (e.g., packaged raisins and nuts), Frozen Mainline (including frozen meat that has a manufacturer’s list price), Frozen Bakery, Dairy, GM/HBC (including cosmetics, as applicable), Ice Cream, Ice, Packaged Meat, Packaged Deli, Spices, and Tobacco (absent a State minimum) categories. The Base Price for goods with a manufacturer’s list price supplied under this Agreement shall be * * * in effect as of the date C&S processes BWD’s order, in the * * * in which BWD was (as of the Effective Date) or C&S is able to purchase such item for the applicable Facility * * *. The Base Price for such items will be transmitted electronically to BWD. The Parties agree that a loss or gain of purchase volume may have an impact on the brackets that C&S is able to buy in. Net Savings from all current and planned * * * programs that BWD is involved with as of the Effective Date will * * * as set forth on Schedules 3.1(a) and those logistics programs set forth on Schedule 3.9(b) shall also be * * *. With respect to any * * * program similar to those set forth on Schedule 3.1(a) that is initiated on or after the Effective Date (except for a * * * program set forth on Schedule 3.9(b)), * * *. In addition to the price reconciliation process set forth in Section 4.9, the Parties shall meet * * * to review the brackets that C&S is purchasing in, which review shall include a review of direct plant brackets and logistics programs, and, if appropriate, agree on adjustments to the brackets. To the extent BWD requests C&S to undertake any activity to improve bracket pricing at a Facility or Replacement Facility, including, but not limited to, any activity related to the LTL/FTL Optimization and Flow Path Changes described on Schedule 3.9(b), * * *.

(b) Floral, Fresh Deli (non-packaged), Meat, Fresh and Frozen Seafood, Store Supplies, Frozen Meat (without a manufacturer’s list price) and Frozen Commodities categories. The Base Price for such predominantly non-list cost items shall be quoted * * *; provided, however, that the Base Price for fresh, random weight meats shall be * * *. The Base Price shall be * * * prior to shipment. To the extent there are published list cost items in the product categories set forth in this Section 3.1 (b), such items will be charged a Base Price in accordance with Section 3.1(a).

(c) Produce. The Base Price for produce (except for produce with a manufacturer’s list price) will be an amount equal to * * *. Base Price for produce Merchandise will * * *, which shall be collected by BWD directly from the vendors in accordance with Section 3.12 hereof. C&S shall comply with the produce purchasing standards as set forth on Schedule 3.1(c). * * * will keep all distributor vendor accruals including, but not limited to, those set forth on Schedule 3.1(c). C&S and BWD each agree that neither Party shall impede the other Party’s ability to collect vendor accruals. * * *. The * * * calculation is run at scheduled times during the day for each Facility carrying produce and will incorporate all inventory and receivings in such Facility at the time of such calculations. Notwithstanding the foregoing, the Base Price for produce with a manufacturer’s list price shall be as set forth in Section 3.1(a).

In addition to the applicable BWD Upcharges, BWD will pay C&S, in accordance with Section 4 of this Agreement, a * * *.

The Parties agree that BWD * * *.

(d) Fresh Meat.

(i) The Parties agree that BWD may * * *. For all other fresh meat volume, C&S shall source product among * * * vendors in accordance with the * * * specifications in effect from time to time and shall be quoted weekly by C&S in accordance with Section 3.1(b). BWD will provide C&S with at least * * * vendors from which C&S may source * * * fresh meat volume, and agrees to use commercially reasonable best efforts to allow C&S to source from at least * * * such vendors.

(ii) Alternatively, BWD may, upon reasonable advance notice to C&S, elect to * * *. C&S shall have a right * * * events for such * * *. For all * * *, C&S shall sell such volume to BWD * * *, and there will be no * * * paid with respect to such volume; provided, however, such volume will be eligible for the * * *. Notwithstanding the foregoing, (x) during the one-year period immediately following the Effective Date, C&S shall pay the * * * on all * * * volume, even if * * * by BWD through its chosen * * * vendors; provided, BWD will use commercially reasonable best efforts to support C&S’ efforts to maintain its wholesale programs with such BWD * * * vendors; and (y) with respect to * * * volume in the Mauldin Facility, C&S will pay the * * * on such Mauldin * * * volume so long as such * * * volume is being purchased under the current * * *, for the lesser of * * * or the term of the * * *.

(iii) C&S’ quoted pricing will be communicated by end of day on Tuesday each week and will be effective for the following week’s deliveries, Sunday through Saturday. Indicative promotional pricing will be quoted up to * * * weeks prior to the ad break. Promotional pricing will be finalized based on market conditions as close to the ad break as practicable.

(e) Private Label. BWD shall * * * pertaining to BWD private label items * * * to be shipped by C&S to BWD Stores. The private label items covered by this Section 3.1(e) will have a * * *. C&S and BWD will explore a program for * * *.

(f) Transferred Inventory. The Base Price for inventory that will be transferred from BWD to C&S (“XI Inventory”) will be as set forth in the * * *.

(g) Taxes and Similar Charges. C&S shall add to the Base Price all federal, state and local taxes, tariffs, import duties, commissions and other similar charges that are applicable to the sale of Merchandise including any sales taxes and any other miscellaneous taxes related to the provision of Services hereunder that BWD is paying as of the Effective Date, or newly implemented and not captured in the .Upcharge, provided that any such taxes that are a Direct Bill Item (as described in Section 3.6(a)(iii)) will not be added to the Base Price or subject to an Upcharge.

3.2 Cash Discounts.

(a) C&S will use its commercially reasonable best efforts to obtain cash discounts. C&S will provide BWD a * * * relative to the timing of payment of vendor invoices. C&S shall provide BWD with a weekly statement of the cash discounts for which rebates were earned by * * * under this Section 3.2 for the prior seven day period ending Saturday. For the purpose of clarification, * * *.

(b) Notwithstanding anything to the contrary set forth herein, to the extent any vendor offers C&S an extraordinary cash discount (in addition to the normal cash discount terms) relative to the accelerated payment of any invoice (outside of normal payment terms), * * *. For purposes of clarification only, if a vendor’s payment terms are 2.00% net fifteen days and such vendor offers C&S an incremental 1.00% if the payment terms are temporarily accelerated to one day and C&S accepts such terms, * * *.

(c) If either BWD or C&S is notified by a vendor of the vendor’s intent to revise its cash discount in a manner that could negatively affect BWD’s or C&S’ collection of cash discounts, the Parties will work together with the vendor to preserve such cash discounts.

3.3 Deal Extensions, Price Advances and Price Declines.

(a) Deal Extensions. In computing the Base Price, C&S will extend vendors’ published off-invoice allowances on all Merchandise * * *, subject to product availability and vendor notification, and excluding close-coded items.

(b) Price Advances. C&S will reflect to BWD the * * * for up to * * *, subject to allocation, product availability and vendor notification, and excluding close-coded items.

(c) Price Declines. If an item has manufacturer floor-stock protection, then C&S will reflect the * * * the date of the price decrease. If there is no manufacturer floor-stock protection, then C&S will place any such product in a non-chargeable reserve * * *.

3.4 Frozen Holiday Commodities; Seasonal and Import GM.

(a) Frozen Holiday Commodities.

(i) C&S may quote frozen holiday commodities (primarily, but not exclusively, holiday turkeys and shrimp) to BWD and if BWD accepts the C&S quote, then BWD shall purchase such Merchandise from C&S and C&S shall procure and distribute such Merchandise in accordance with the terms of this Agreement. If BWD accepts the C&S quote, then * * * of such frozen holiday commodities to the BWD Stores.

(ii) * * * in a manner consistent with BWD’s past practices with respect to such items and such items shall not * * *. To the extent outside storage expenses are not captured in the BWD Upcharges, * * * shall be responsible for the incremental outside storage expenses for any such product that exceeds the amount of such product that was historically stored in the Facilities in relation to total volume with respect to the BWD Stores. When such goods are needed for distribution to the BWD Stores, C&S will remove the product that is in outside storage and arrange for Store delivery, provided that BWD at its option and expense may arrange for store delivery of such product. It is the intent of this Section that * * *, provided that if any such product was brought into a shipping warehouse for distribution, then, in any event, it must be distributed by * * *.

(b) Seasonal - Import GM.

(i) C&S may quote seasonal - import GM items to BWD and if BWD accepts the C&S quote, then BWD shall purchase from C&S, and C&S shall procure and distribute such Merchandise in accordance with the terms of this Agreement.

(ii) * * *, BWD may (but is not required to) * * *. BWD and C&S agree that there is considerable cost associated with providing vendors with credit enhancements and payment assurances such as letters of credit (collectively “Credit Enhancements”). BWD agrees to and will require its preferred vendors to * * * associated with obtaining such Credit Enhancements. From time to time, C&S and the vendor shall * * * and the vendor shall * * * with respect to such costs. BWD’s preferred vendors are required, at their expense, to unload/palletize all product at the C&S receiving dock, and the vendors will not charge C&S and/or BWD for demurrage charges. If a BWD preferred vendor does not agree to the foregoing in writing, BWD and C&S shall meet jointly with the vendor to obtain a resolution.

(iii) Notwithstanding anything to the contrary set forth herein, under no circumstances shall C&S be required to issue Credit Enhancements in an amount greater than $* * * with respect to product vendors for all Merchandise. If there is a substantial change to BWD’s total purchase volume under this Agreement, the Parties shall meet in good faith to * * * set forth above. If BWD chooses to post its own Credit Enhancement and purchases seasonal - import GM products directly from a vendor, C&S will issue purchase orders to BWD for the delivery of such seasonal - import GM products into the Facilities and will purchase such products from BWD one week prior to distribution date.

(iv) C&S and BWD will work together in good faith to * * * associated with seasonal - import GM, including Credit Enhancements, and create * * * for such items that would benefit both companies.

(v) Except as otherwise set forth in this Agreement, BWD shall be able to purchase seasonal - import GM consistent with past practices and/or consistent with historical purchase levels in relation to store count.

(c) Qualification for Upcharge Rebate. Purchases of frozen holiday commodities and seasonal - import GM Merchandise from C&S * * * to the BWD Upcharges and the Upcharge Rebate (as defined in Section 3.6(b)(i)); provided, however * * *, the Upcharge Rebate with respect to such volume.

(d) Past Practices. C&S’ quotes for frozen holiday commodities and seasonal and import GM as set forth in Section 3.4(a) and Section 3.4(b) assume that the practices related to, terms of and the amount of the purchases of frozen holiday and seasonal commodities and seasonal - import GM are * * * in relation to store count and if there is a difference in * * *, then C&S may reasonably reflect such difference in its quote for such Merchandise.

3.5 Ad Bookings/Forecasts; Poultry.

(a) At all times during the Term of this Agreement, the * * * book all ads. C&S will share ad projections with BWD, but BWD will make the final determination on ad quantities. BWD shall provide to C&S commercially reasonable distribution quantity estimates, consistent with BWD’s past practices, for the product booked for an ad for C&S’ distribution prior to the commencement of the ad. C&S will * * * in the manner and with the frequency consistent with BWD’s past practices and provided such * * *. BWD will * * *, provided that if BWD is * * *. Deliveries of large quantities of ad product to the Facilities will be staggered as mutually agreed to by the Parties to coincide with the outbound orders. Additionally, C&S and BWD will work together to * * *. If BWD is not promptly remerchandising left-over ad product or not assisting on those other items set forth in the previous sentence, then C&S and BWD shall meet and in good faith agree on a mechanism for the placement of left-over ad product into the Reserve.

(b) BWD will be responsible for all * * * pre-orders and will purchase such items from C&S prior to the * * * being out-of-code, provided that if BWD is unable to so purchase, BWD will be responsible for the disposition of such product.

3.6 BWD Upcharges.

(a) Variable Warehouse and Transportation Upcharge.

(i) Variable Warehouse and Transportation Upcharge. In accordance with Section 4.2, BWD shall pay to C&S an amount (the “Variable Warehouse and Transportation Upcharge”) equal to the sum of: * * *. The Cost Per Case Variable Warehouse and Transportation Upcharge will only apply to the extent the Percentage Based Variable Warehouse and Transportation Upcharges exceed * * * %. The Cost Per Case and Percentage Based Variable Warehouse and Transportation Upcharges are as set forth in the chart below:

* * *

(ii) Fixed Warehouse and Transportation Upcharge. In accordance with Section 4.2, BWD shall pay C&S a fixed * * * warehouse and transportation upcharge in the amount of $* * * (the “Fixed Warehouse and Transportation Upcharge” and together with the Variable Warehouse and Transportation Upcharge, the “BWD Upcharges”). The Fixed Warehouse and Transportation Upcharge represents * * * as of the Effective Date, as reflected in the BWD Upcharge Calculation as set forth on Schedule 3.6(c)(i). During the Implementation Period, BWD will pay only such portion of the Fixed Warehouse and Transportation Upcharge that is applicable to the Facilities that have been converted, as set forth on Schedule 3.6(c)(i).

(iii) Direct Bill Items. Certain charges will be retained and billed directly to BWD by the applicable vendor or counterparty (“Direct Bill Items”). Such Direct Bill Items are listed on Schedule 3.6(a)(i).

(iv) Weekly Fuel Cost Adjustment. C&S and BWD agree that a fuel surcharge (“Fuel Surcharge”) will be assessed weekly, and paid by BWD, as applicable, in the event that the cost of diesel fuel (based on the fuel index set forth on Schedule 3.6(a)(iv)) in the previous week exceeds (or is below) the baseline cost of fuel as set forth on Schedule 3.6(a)(iv) calculated in accordance with the miles per gallon (MPG) fixed value as set forth on Schedule 3.6(a)(iv). The Fuel Surcharge will be assessed pursuant to the calculation set forth on Schedule 1.6(a)(iv) and shall encompass * * *. The * * * shall be reviewed and adjusted, if necessary, after the first Contract Year to reflect actual experience. Within fifteen (15) days after the end of each calendar quarter during the Term of this Agreement, * * *. The cost of diesel exhaust fluid and other fuel additives, to the extent required by regulation or industry practices, will be passed through to * * *. * * * set forth on Schedule 3.6(a)(iv). * * *.

(v) Excess Transportation Charge. In the event of the opening of any new or replacement BWD Store (other than any replacement store in the same geographic vicinity) as contemplated by Section 1.4(a), or the acquisition of any store that becomes a BWD Store as contemplated by Section 1.4(b), and any such BWD Store is further from the applicable Facility than the * * * (which * * * for each Facility is as set forth on Schedule 3.6(a)(v) for the Term of this Agreement, unless adjusted in connection with a Transportation Upcharge adjustment as described in Section 3.6(c)(v)), then C&S shall deliver to such BWD Store subject to all applicable Upcharges, the Weekly Fuel Cost Adjustment and other fees set forth * * *.

(b) Upcharge Rebate.

(i) BWD will receive a * * * upcharge rebate in the amount of * * *% of the Base Price (the “Upcharge Rebate”) of all upcharged Merchandise except as set forth below in Section 3.6(b)(ii) below.

(ii) Exclusions. BWD will not receive the Upcharge Rebate with respect to the following:

* * *

For purposes of this Section 3.6(b)(ii) only, the definition of * * *. For purposes of this Section 3.6(b)(ii), the Parties will review BWD’s * * * at the commencement of each Contract Year.

(c) Upcharge Adjustments.

(i) Mutual Mistakes of Fact. The BWD Upcharges reflect * * *, except with respect to categories of expenses that the Parties agree were intentionally excluded from the calculation of the BWD Upcharges as expressly stated on Schedule 3.6(c)(i). Schedule 3.6(c)(i) sets forth the information used to calculate the BWD Upcharges. Notwithstanding the Parties’ commercially reasonable best efforts regarding the determination of the proper BWD Upcharges, (a) within 30 days of the end of the first Contract Quarter; and (b) within 30 days of the end of the first Contract Year (as defined in Section 2.1) (the “Year-End Upcharge Review”), the Parties will meet to review the data used to calculate the BWD Upcharges and shall in good faith adjust, if necessary, the BWD Upcharges * * * to the extent there were any mutual mistakes of fact in the development of the BWD Upcharges at the time of the original calculations. The Parties agree that it shall be considered a “mutual mistake of fact” to the extent that * * *, and accordingly such costs will be included in the BWD Upcharge pursuant to this Section 3.6(c)(i). The Parties agree that this Year-End Upcharge Review will only be required in the event either Party seeks an adjustment of the BWD Upcharges in an amount of at least $* * * on an annual basis.

(ii) Governmental Regulations. C&S will pass through incremental operational expenses due to changes to tolls, tariffs, government levies, governmental regulations such as mandatory duty restrictions, layovers, and other regulatory requirements that increase the cost of providing services under this Agreement including any incremental operating costs due to compliance with current regulatory requirements (e.g., the costs associated with compliance with Diesel Exhaust Fluid (DEF) regulations for the current transportation fleet).

(iii) Inflation Adjustment. Upon each anniversary of the Final Conversion Date during the Term, the Fixed Warehouse and Transportation Upcharge will be increased by * * *%.

(iv) Volume Adjustments. In the event that during any Contract Year, BWD’s average weekly case purchases of Merchandise and any other items shipped under this Agreement for any Contract Year are: (aa) with respect to any Facility, * * * (measured in cases or case equivalents for GM/HBC volume) than the average weekly case volume for the immediately preceding Contract Year (or the previous thirteen BWD accounting periods with respect to an adjustment during the first Contract Year) for such Facility; or (bb) with respect to all Facilities, in the aggregate, are * * * (measured in cases or case equivalents for GM/HBC volume) than the average weekly case volume for the immediately preceding Contract Year (or the previous thirteen BWD accounting periods with respect to an adjustment during the first Contract Year); or (cc) if any volume increase in Merchandise and other items shipped under this Agreement exceeds the existing capacity of one or more Facilities (including any replacement Facility) * * *. Upon a joint finding of such * * *, the Parties will negotiate in good faith to prospectively adjust the Fixed Warehouse and Transportation Upcharge, and the Variable ‘Warehouse and Transportation Upcharge, as applicable.

(v) Transportation Assumptions. The Transportation Upcharges stated herein are based on the * * * set forth in this Section 3.6(e)(v). Such * * *. Special services, transfers, additional drop trailers and other requests from BWD will be billed to BWD at cost. Any material change to the average distance, by Facility, to service the BWD Stores as set forth on Schedule 3.6(a)(v) caused by closures, openings or acquisitions of stores or * * *, or any material change to the assumptions and/or operating parameters not caused by C&S, shall require the Parties to negotiate in good faith and agree on any adjustment to the applicable BWD Upcharge(s) and the calculation of the excess transportation charges for the individual BWD Stores, as applicable.

(vi) BWD Business Practices. It is the Parties’ intent that BWD will continue to employ substantially the same business practices with respect to the Facilities or otherwise with respect to the requirements of supplying the BWD Stores as are consistent with BWD’s past practices (i.e., * * *). If there is a material change following the Effective Date in BWD’s business or service requirements (e.g. * * *) materially affecting the cost of supplying the BWD Stores, then the Parties agree to negotiate in good faith and adjust the applicable BWD Upcharges, as applicable. To the extent there are changes to the BWD business practices set forth in Section 3.9(b) hereof, the treatment of such contemplated changes is controlled by Section 3.9(b).

(vii) Extraordinary Events. To the extent the BWD Upcharges stated herein do not reflect the costs to service the BWD Stores in anticipation of and during, extraordinary weather events or other Force Majeure Events (“Extraordinary Events”), then any such Extraordinary Events costs that exceed the normal operating costs as reflected in the BWD Upcharges shall be billed to * * *. The Parties will work together to develop and implement business contingency plans to support the BWD business during such weather events, business interruptions or Force Majeure Events, including, without limitation, as further described in Section 52. C&S acknowledges that BWD’s current preparations for hurricanes and other extreme weather events are described in the Winn-Dixie Hurricane Planning & Procedures Manual updated April 26, 2010 (the “Hurricane Manual”), a copy of which was previously provided to C&S; and BWD represents and warrants that the costs related to the ordinary, annual preparation activities described in such Hurricane Manual are reflected in the BWD Upcharges.

(viii) Insurance. The Parties have inserted a “placeholder” adjustment of $* * * related to insurance into Schedule 3.6(c)(i) for 90 days. The Parties will work in good faith to analyze the insurance expense and claims history, and the cost to C&S to insure the transitioning operations and the impact to BWD of removing the transitioning operations. Such analysis will include all of the relevant components of insurance, including general liability, workers compensation, auto, and property. The Parties agree that the final agreed adjustment will be applied retroactively to the Effective Date and will be reflected in an amendment to the Agreement.

3.7 Fees and Other Charges. In accordance with Section 4.2, BWD shall pay to C&S the fees and other charges set forth below.

(a) Cross-Dock Pallets. The Parties will review cross-dock pallet and tote activity following the Final Conversion date to determine BWD’s past practices with respect to cross-dock activity. * * *. To the extent the overall volume under this Agreement changes, including volume changes due to new BWD Stores, with respect to one or more Facilities, then the * * *. The intent is to allow BWD to continue its present cross-dock practices. Any changes in BWD’s cross-dock activities will be contingent on the Facilities’ ability to accommodate such changes.

(b) Restocking Fee. Except for instances caused by C&S, C&S will charge the stores a restocking fee of * * *% of the total cost of the product returned to the Facilities.

(c) Cardboard Bales, Crates, Pallets and Other Items; Fees and Charges. C&S will continue BWD’s past practice of picking-up at the BWD Stores pallets, pharmacy totes, milk crates and dollies, cardboard bales and any other items historically picked up from the BAND Stores as set forth on Schedule 3.7(c). C&S will not be responsible for missing crates, absent proof that such items were given to C&S. The Parties will agree on a reasonable fee for C&S to bill BWD to the extent such activities are disproportionate with BWD’s current practices as of the Effective Date. Any additional services or activities that are not reflected in the BWD Upcharges and included on Schedule 3.7(c) will be billed to BWD separately. * * * will receive the income received from the sale of cardboard and any other items returned to the Facilities by the BWD Stores.

3.8 * * *

3.9 Best Intentions.

(a) It is the intent of C&S and BWD to work together and attempt to develop mutually beneficial savings programs and procedures with respect to the supply of Merchandise hereunder. If a Party believes that it has an idea that will save one of them money, but such program will disadvantage or affect the other Party, then the Parties will meet to discuss such new idea, examine alternatives, and determine how the disadvantaged Party may at least be kept whole if the Parties agreed to implement such program. Without limiting in any respect the provisions of Section 3.9(b) or Section 3.9(c), * * *. The Parties agree to administer such mutually developed savings programs utilizing the Project Council identified on Schedule 3.9(b).

(b) C&S acknowledges that BWD has done * * * prior to entering this Agreement and accordingly any Net Savings directly accruing from the initiatives set forth on Schedule 3.9(b) that C&S implements * * *. Notwithstanding the foregoing, nothing in this Section is intended to alter any term or condition in this Agreement. “Net Savings” for purposes of this Section 3.9 including Schedule 3.9(b) shall be defined as * * *.

(c) BWD acknowledges that a material inducement to C&S entering into this Agreement is the opportunity to realize savings from warehouse and transportation operating cost reductions and improvements in operating efficiency, and accordingly * * *, the net savings from all other cost reductions and improvements in operating efficiency shall inure * * *, and BWD agrees that it shall reasonably cooperate with C&S’ efforts to realize such savings; provided, however, that * * * in any event. Without limiting the foregoing, upon reasonable notice to BWD, C&S shall expressly be permitted to: * * *.

3.10 Product Allocation. Any Merchandise located in the Facilities that is available to C&S in limited quantities that are insufficient to support the demands of C&S’ customers being serviced from a particular Facility shall be allocated among BWD and such other customers in such Facility during such period of limited supply based upon * * *. In addition, if a vendor makes product available in limited quantities and the product has not been delivered to C&S, C&S shall use commercially reasonable best efforts to allocate any such Merchandise among all of its facilities (including the Facilities) based upon the * * *.

3.11 Base Price and other Adjustments.

(a) Each Party acknowledges that the other Party has historically benefited from certain sources of income, including, but not limited to: * * *. BWD agrees that * * *.

(b) C&S represents and warrants that its sources of income related to this Agreement, including, without limitation, * * *, do not and will not in any way negatively impact trade funds BWD has historically received from vendors supplying Merchandise.

(c) * * * the Parties will jointly hire a consultant acceptable to both Parties to examine: * * *. The scope of the consultant’s review shall be limited to the * * * immediately preceding the audit. The consultant shall meet with both Parties together, and separately, to the extent necessary to comprehensively analyze the issues presented and shall maintain appropriate “clean room” protocols to ensure the confidentiality of the Parties’ respective information.

(d) In the event that either: (i) the consultant concludes, or (ii) a vendor asserts, that * * *. Each Party shall make available for a vendor meeting its most senior merchandising executive and the requested Party shall comply with such request. For clarity, as of date of this Agreement, such executives are Robert Palmer of C&S and Larry Stablein of BWD. Any dispute under this Section 3.11(d) that cannot be resolved by the merchandising executives shall be elevated to and settled by the Chief Executive Officers of BWD and C&S prior to the end of the Contract Quarter in which the dispute arose. If after such resolution process, * * *.

(e) * * *. The Parties will work together to notify the vendors of a change in procurement from BWD to C&S. The Parties will work together in good faith, to provide a reasonable notice to the vendor in good faith, including by way of joint meetings with the vendor in question, to ensure that a vendor does not negatively impact BWD’s trade funds and to minimize any negative impact to C&S and to affect an orderly transition.

(f) The pricing provisions herein are based upon the Parties’ mutual assumption that * * *. If the Parties’ mutual assumptions are no longer substantially true at any time during the Term, the Parties agree to * * *.

3.12 Retailer Promotional Funds. Any display monies or retail performance monies will be billed directly to the vendors by BWD subject to the following exception: * * *. Each * * *, C&S will provide to BWD movement reports for the prior week at the store and chain level that should allow BWD to bill manufacturers * * * based on BWD purchases from C&S. C&S will reasonably assist BWD in any efforts to ensure that retail services provided by vendors as of the Effective Date are continued, which assistance shall include providing all information necessary so that BWD’s local brokers may receive credit for BWD’s purchase of the applicable product.

3.13 Equipment Transfer. C&S will continue BWD’s past practice of moving store equipment and other items (as further identified on Schedule 3.7(c)) from BWD Store to BWD Store in a manner consistent with past practices, provided that any such move does not in any way negatively affect C&S services hereunder. C&S will bill BWD for such activity to the extent the costs for such activity are not reflected in the BWD Upcharges as set forth on Section 3.6(c)(i).

3.14 * * *

3.15 SKU’s. C&S shall not be obligated to carry more than * * *% above the number of SKU’s per Facility that BWD carried in each of the Facilities on the Effective Date absent the consent of C&S, which consent will not be unreasonably withheld and shall be subject to Section 3.9 (Best Intentions), provided that the maximum increase in SKU’s per Contract Year shall be no more than * * *% of the number of SKU’s that BWD carried as of the Effective Date. Items that are converted from DSD to the warehouse as set forth in Section 1.3 shall be excluded from the calculation of the * * *% additional SKU limit. Schedule 3.15 sets forth the number of BWD SKU’s by category and warehouse as of the Effective Date. BWD represents and warrants to C&S that Schedule 3.15 truly and accurately represents the BWD’s SKU count by category and warehouse for the twelve (1 2 ) months period used to calculate the BWD Upcharges.

3.16 Slow-Movers and Discontinued Items. From time to time, C&S will provide BWD with a list of items that move on average less than * * * cases per week or * * * cases per week for private label items for each of the Facilities, which list will be adjusted to account for seasonality. C&S may discontinue any item on such list on * * * prior notice to BWD, provided, however, that if following BWD’s receipt of such notice, BWD can provide C&S with * * *, then C&S will not discontinue such item. If BWD cannot provide a * * *, but nonetheless wants C&S to continue to carry such item, then the Parties shall meet and agree on an * * *. For items BWD discontinues, BWD will, within * * * weeks of discontinuance, cause the vendor of such item to remove or repurchase such item or C&S will distribute the remaining cases of the item to the BWD Stores.

3.17 Wholesale Cigarette Programs. To the extent permitted by law, * * *. C&S will continue to participate in and comply with the record keeping and reporting requirements of the wholesale programs that BWD participates in as of the Effective Date as long as the terms and conditions of such programs do not change substantially and the effect of any lost sales volume does not cause C&S to fail to qualify for such programs, provided that BWD will provide any assistance reasonably requested by C&S in connection with any such programs.

3.18 Supplier Diversity. C&S will work with BWD to assist identified diversity vendors (“SDI Vendors”) in a manner consistent with * * *. BWD’s SDI Vendors and programs are as set forth on Schedule 3.18 hereto.

Section 4. Billing and Payment.

4.1 Weekly Statements. Each * * *, C&S shall electronically transmit to BWD a statement (the “Weekly Statement”) for all net amounts owed (which includes, without limitation, purchases, fees, Upcharges, surcharges, and credits) for the immediately preceding seven days (collectively, the “Weekly Statement Amount”). Many reports such as cash discounts, reclamation credits, standard credit, upcharge rebates, swell, etc. will * * *. To conform to a * * * will be included on the following Weekly Statement.

4.2 Payment. BWD will pay C&S by wire transfer or ACH: * * *, provided that if the Weekly Statement is not timely received, and such late receipt substantially interferes with BWD’s ability to pay the required amount on the designated payment due date, then such payment due date will be extended by one (1) business day for each day (or portion of a day) that the Weekly Statement is late. * * *. If the relevant banks are not open for business on the weekday on which the relevant payment is due, then the due date shall be 1:00 p.m. (Eastern) on the immediately succeeding day that the relevant banks may be legally open.

4.3 Miscellaneous Billing and Payment Matters. Time is of the essence. If any payment is not timely received under this Agreement or is otherwise in default, C&S shall have the right (which right shall be nonexclusive, cumulative of and additional to all other remedies) to defer further deliveries until all payments in default have been made or to terminate this Agreement as provided in Section 14.1(a) hereof. Further, without limiting any other rights and remedies set forth herein, any payment not timely received by a Party will be subject to a variable late fee equal to the lesser of the rate per annum equal to the * * *, calculated * * * from the date the non-paying Party received notice of non-payment. If BWD disputes any portion of a statement, absent manifest error, it shall nonetheless pay the full amount of the statement by the payment due date, without any deductions or offsets. BWD or C&S shall give notice to the other Party of any billing adjustments it believes should be made, and the Parties shall attempt to reach agreement on any adjustments within * * *. Similarly, if C&S disputes any portion of any invoice that BWD sends to C&S, C&S shall nonetheless pay the full amount of the statement by the payment due date, without any deductions or offsets.

4.4 Reporting Requirements. For purposes of this Agreement the term “Senior Debt Agreement” shall mean the senior debt agreement with the most stringent reporting requirements.

BWD shall comply with the following which shall be defined as the “Reporting Requirements”:

(a) BWD will provide C&S any quarterly financial reports, certificates demonstrating compliance and certifying that no default has occurred or other in information that BWD is required to provide under a Senior Debt Agreement in the same manner and within three business days of the time periods required under any Senior Debt Agreement.

(b) Simultaneously with the delivery of information as set forth in Section 4.4(b) above, a Responsible Officer of BWD shall certify to C&S as to BWD’s availability under any Senior Debt Agreement as of the end of such fiscal quarter.

(c) For each fiscal quarter during the Term, BWD shall provide C&S promptly (but no later than three business days after the earliest date required date in the Senior Debt Agreement) a quarterly balance sheet, income statement and statement of cash flow with accompanying footnotes for BI-LO Holding, LLC and its subsidiaries all prepared in accordance with GAAP, which financial statements shall be certified by a Responsible Officer of BI-LO Holding, LLC.

(d) Such financial statements will be considered “BWD Confidential Information- pursuant to Section 18.7(b).

(e) BWD shall provide C&S a copy its * * *and any amendments thereto within three (3) business days following the execution of the same.

For purposes of this Agreement the term “Responsible Officer” means the chief executive officer, the president, or the chief financial officer of BI-LO Holding, LLC (or BWD, as applicable) or any other officer having substantially the same authority and responsibility; or, with respect to the delivery of financial information or information regarding compliance with covenants under the Senior Debt Agreement, the chief financial officer or the treasurer of BI-LO Holding, LLC (or BWD, as applicable) or any other officer having substantially the same authority and responsibility.

4.5 * * *. In the event that a Party fails to pay any undisputed amounts due under this Agreement and such failure continues for 48 hours after the other Party has provided such non-paying Party written notice of such failure to pay, then the other Party may * * *. The other Party may determine the application of any monies received from the non-paying Party against amounts owed to it by the non-paying Party.

4.6 PACA Requirements. BWD will cooperate with C&S to add (now and in the future) any appropriate or necessary language to any Weekly Statement, account statements, purchase orders, invoices, and other documents and to take any other actions (now and in the future) reasonably requested by C&S to ensure that both Parties are in compliance with the Perishable Agriculture Commodities Act, as amended or revised from time to time (“PACA”), and that, with respect to PACA regulated commodities sold hereunder, C&S can preserve its rights to the PACA trust.

4.7 Taxes and Other Similar Charges. BWD agrees to pay any and all transaction taxes and fees associated with its purchase of Merchandise supplied under this Agreement in addition to all other amounts payable hereunder. Unless BWD provides C&S with the appropriate documentation to support an exemption from such taxes and/or fees, BWD will be responsible for and will pay to C&S the full amount of any and all applicable federal, state and local transaction taxes and fees. “Transaction taxes and fees” include, but are not limited to: sales taxes, use taxes, consumption taxes or fees, gross receipts taxes, tax withholding, bottle deposits, litter fees, petroleum product fees, agricultural assessments, excise taxes, consumption and other taxes or fees that result from a transfer of Merchandise that is sold to BWD under this Agreement imposed by any government authority, agency or department. Nothing in this clause is to be interpreted as shifting compliance obligations and responsibilities among the contractual Parties or result in a reimbursement of one of the Party’s cost of doing business. For example, “transaction taxes and fees” do not include taxes imposed on net income, real estate, employment, or personal income. Upon reasonable request, each Party shall provide documentation (i.e., a bill, notice for payment copies of relevant portions of tax returns or the like), to the extent it is available, that reasonably evidences the imposition, reporting and/or remittance of such taxes or lees. If C&S is challenged with respect to any exemption claimed by or for the benefit of BWD with respect to any of these taxes or fees, BWD agrees to assist C&S in defending such challenge and agrees to reimburse C&S for any and all costs incurred including, but not limited to, additional transaction taxes and fees, interest, penalties, legal fees and other reasonable costs.

4.8 Third Party Deductions. From time to time, BWD may ask C&S to * * * to deduct amounts that are due * * *. C&S has the right, in its discretion, to refuse to honor any third party deduction request that BWD may make; provided that C&S shall use this right to refuse a deduction in a reasonable manner and shall discuss such with BWD, in advance, and work with BWD to resolve any of C&S’ concerns. * * *. If C&S makes a deduction on BD’s behalf and the manufacturer disputes the deduction made by C&S, BWD agrees to indemnify, defend and hold C&S harmless from any claim by the manufacturer related to such deduction. If, after taking a deduction and paying the amount of such deduction to BWD, C&S repays any such deduction, BWD will, upon notice from C&S, repay such amount to C&S. BWD will insure that the supply of Merchandise from manufacturers to C&S is not adversely affected by any third party deductions that C&S may take on BWD’s behalf. Service Level shall not be adversely affected by an interruption in the supply of Merchandise from a manufacturer to C&S if the interruption is caused by the refusal of the manufacturer to ship product to C&S and such refusal is attributable to a disputed deduction that C&S has taken on BWD’s behalf. C&S will add to each deduction from a vendor a * * *. The * * * for SDI Vendors shall be $* * *. BWD agrees that there are situations where it will be appropriate to * * * and will do so when appropriate and C&S acknowledges that Section 3.9 (Best Intentions) applies to this Section 4.8.

4.9 Review Rights. The Parties agree to work to develop a weekly price file reconciliation process in a format with sufficient detail as reasonably requested by BWD, whereby C&S will transmit to BWD all store cost information on a weekly basis and BWD may review and comment on such information. BWD may also review C&S’ cost information on a quarterly basis, and * * * to conduct such review. BWD shall commence such review promptly upon receipt or such information after the applicable Contract Quarter and shall complete such review within 90 days of the receipt of such information for the first such review and 60 clays for any subsequent review. Any review shall be conducted by individuals knowledgeable regarding industry standards and customs, and such persons shall keep all such information strictly confidential. Within 14 days of the completion of the review and the sharing of the results of such review with C&S, C&S will reimburse BWD for any actual findings that C&S overbilled BWD, or correspondingly, BWD will pay C&S for any actual findings that C&S underbilled BWD. It is the intent of the Parties that the weekly data transmittal and BWD’s review of such information shall be the primary mechanism to ensure pricing accuracy. Any dispute between the Parties with respect to the results of any review will resolved in accordance with the dispute resolution provision in Section 18.8.

4.10 Confirmation of Payments. This Agreement shall supersede the Second Amended Supply Agreement as of the Effective Date. Any amounts due and owing to C&S or any credits due to BI-LO, LLC as or the Effective Date under the Second Amended Supply Agreement that were incurred prior to the Effective Date or that relate to facts or circumstances that occurred prior to the Effective Date, but are unpaid or have not been applied as of the Effective Date shall be paid by BWD or applied by C&S, as applicable, when due under the Second Amended Supply Agreement. The Parties shall seek to * * * under the Second Amended and Restated Supply Agreement as soon as practicable after the * * *, and upon * * *, C&S and BWD will commence a final reconciliation and true-up the transportation liabilities related to auto liability, workers compensation and health and welfare benefits with respect to all outstanding claims under the Second Amended Supply Agreement.

Section 5. Reserve System. The Parties have established the reserve system described below (the “Reserve”).

5.1 Leftover Ad / Dead and Excess Inventory Reserve.

(a) Leftover ad and dead and excess inventory will be placed into the Leftover Ad / Dead and Excess Reserve (the “L&D Reserve”) at the Base Price of such items when booked into the reserve (the “Reserve Price”). If BWD requests that C&S buy more than a * * * supply of private label product, the amount in excess of * * * (unless BWD’s order on such product is in excess of * * * in order to meet the vendor’s minimum order size and is consistent with past practice) will be added into the L&D Reserve. In addition, leftover seasonal items (such as Halloween candy) that will have no or minimal movement until the commencement of the next season for such item shall be added to the L&D Reserve. Certain * * * in accordance with BWD’s past practices, will not be included in the L&D Reserve.

(b) The L&D Reserve shall not exceed * * * (collectively the “L&D Reserve Limit”). The L&D Reserve will be increased proportionately to account for increases in BWD’s volume, as described in Section 5.1(d). The L&D Reserve is to be used exclusively for * * *. C&S will bill BWD the Reserve Price for such Merchandise at the time as such Merchandise is delivered to BWD or otherwise disposed of at the direction of BWD. C&S will provide BWD with a weekly report showing dead and excess inventory that has been determined to be BWD’s liability only. To the extent any product set forth on such report has aged for more than * * *, such product will be added to the L&D Reserve. * * * BWD and C&S will work together on dead and excess items in a timely fashion to resolve and dispose of this inventory.

(c) Reserve Charges. BWD will pay C&S a Reserve Charge equal to * * *% of the cost of GM/H BC Merchandise in excess of L&D Reserve Limits and $* * * per week for all cases of other Merchandise in excess of the L&D Reserve Limits, for the applicable category as set forth in Section 5.2(b) above, that is held as of the Wednesday of each week. All Reserve Charges will he calculated each Friday after the last morning billing has been run and before the first afternoon billing has been run, and shall be billed to and paid by BWD in accordance with Section 4. Reserve Charges are in addition to, and not in lieu of, Upcharges and other fees and charges described in Section 3.

(d) The L&D Reserve Limits have been set based upon BWD’s purchasing approximately * * * cases of grocery, dairy, frozen (mainline) and frozen meat product and $* * * of GM/HBC volume during each Contract Year. At the beginning of each * * * for the BWD Stores. * * *

5.2 Hurricane Merchandise Reserve and Emergency/Hurricane Situations. There is * * * on any Merchandise placed in the Hurricane Merchandise Reserve. C&S and BWD will develop a hurricane reserve based on BWD’s past practices. BWD represents and warrants to C&S that during the twelve (12) months period used to calculate the B WD Upcharges, BWD has materially complied with the provisions of the Hurricane Manual (as defined in Section 3.6(c)(vii)), and C&S covenants and agrees that during the Term, except as otherwise mutually agreed by the parties, C&S will materially comply with the provisions of the Hurricane Manual with regard to the BWD business.

Section 6. Delivery. C&S shall use its commercially reasonable best efforts to meet the Required Delivery Schedule and Delivery Windows (both as defined below) while both Parties shall seek opportunities to execute such services in the most economical manner. On a daily basis, C&S’ system will pull all orders from each BWD Store department at the time specified on Schedule 6, provided that polling must be completed the day before a store is scheduled for delivery (the “Required Store Polling Schedule”). C&S will deliver BWD’s orders in accordance with the “Delivery Windows” specified on Schedule 6. The initial “Required Delivery Schedule” shall be as set forth on Schedule 6(a). BWD represents and warrants that the Required Store Polling Schedule, the Required Delivery Schedule (as revised from time to time pursuant to Schedule 6(b)), the Delivery Windows, and the methodology used to adjust the Required Delivery Schedule as set forth on Schedule 6(b) (the “Delivery Adjustment Methodology”) are the same as those currently in place and used by BWD during the twelve (12) months period used to calculate the BWD Upcharges. Further, BWD represents and warrants that its on-time delivery performance for the Facilities (excluding Mauldin) exceeded the Required Delivery Level (defined below) for all Measurement Periods (defined below) during the twelve (12) months period used to calculate the BWD Upcharge. The Required Delivery Schedule will be periodically adjusted using BWD’s Delivery Adjustment Methodology and in such instance, such new Store delivery schedule will then become the “Required Delivery Schedule”. The Parties will assess any material costs associated with any material delivery schedule change(s) and adjust, as applicable, the BWD Upcharges in accordance with Section 3.6(b)(iv). C&S shall not be responsible for delivery delays to the extent, if any, caused by BWD, including, without limitation, delays at Stores or failure to place orders in time to meet the Required Store Polling Schedule. BWD will work in good faith with C&S to reduce transportation costs.

6.1 Delivery Schedule Default. The Parties agree that a “Delivery Schedule Default” shall have occurred if for any reason other than a default by BWD under this Agreement or a Force Majeure Event, C&S fails to achieve the Required Delivery Level (as defined below) during either: (a) a * * *, or (b) during any * * * during the Term of this Agreement. Each period defined in (a) and (b) above shall be a “Measurement Period.” The “Required Delivery Level” shall be a Delivery Service Level (as defined below) of at least * * *% in the aggregate for all Facilities. (As further described on Schedule 8.4, C&S will provide BWD a detailed weekly report of the Delivery Service Level by BWD banner, by Facility, by region, and by store.) The “Delivery Service Level” shall be calculated based on the total number of on time deliveries for the BWD Stores in a given week. * * * Should BWD believe that a Delivery Schedule Default has occurred, BWD shall give notice to C&S and C&S shall use its commercially reasonable best efforts to immediately restore the Required Delivery Level.

6.2 Delivery Schedule Penalties. After a Delivery Schedule Default has occurred, C&S will be subject to a penalty payment (the “Delivery Penalty Payment”) for each subsequent week that that the Service Level is below the Required Delivery Level until the Required Delivery Level is restored (“Delivery Penalty Period”). The Delivery Penalty Payment shall be equal to: * * *. The Delivery Penalty Payment shall be paid weekly. Once the Required Delivery Level is achieved, then the Delivery Schedule Default shall be cured, and new Measurement Periods shall begin.

6.3 Delivery Service Level Termination. If the Delivery Service Level is * * * for: (a) * * *, or (b) * * *, and BWD has provided C&S with Timely Notice of Termination, then BWD may contract with a third party carrier to provide the transportation services required under this Agreement and the Parties shall in good faith meet and agree on appropriate changes to this Agreement to reflect the use of a third party carrier. “Timely Notice of Termination” means: (1) in the case of clause (a), within * * *, BWD has provided C&S with written notice that it intends to terminate the transportation services under this Agreement because the Delivery Service Level was * * * for * * *, and (ii) in the case of clause (b), within * * * following the end of the * * *, BWD has provided C&S with written notice that it intends to terminate the transportation services under this Agreement because the Delivery Service Level was * * *. In the event BWD provides Timely Notice of Termination, then BWD shall perform all of the obligations set forth in Section.14.1(b) with respect to the equipment, leases, unamortized capital expenses and personnel related to the transportation services. The Parties will agree to an * * *. In addition, * * *.

6.4 Warehouse Layout. Subject to any slow mover initiative set forth on Schedule 3.9(b) and any pallet-building constraints, C&S will seek to slot the warehouses that serve BWD primarily by BWD product category groupings to the extent practical. * * *.

6.5 Equipment Maintenance. At all times during the Term, C&S shall maintain and keep all of the trucks, tractors, reefers, yard trucks, and other transportation equipment used in connection with the Facilities (collectively, the “Transportation Equipment”): (i) reasonably clean; (ii) in a reasonable aesthetically pleasing condition so as to maintain BWD’s brand image (any costs associated with re-bannering trailers will be at BWD’s cost); (iii) in a condition that satisfies all reasonable safety standards; (iv) in a manner consistent with BWD’s past practices and (v) in compliance with all applicable laws, rules, and regulations. C&S will prepare and keep driver, maintenance, and safety logs for all of the Transportation Equipment, which will be available to BWD for inspection upon reasonable notice and which will be provided to BWD upon any termination or expiration of this Agreement. With respect to Transportation Equipment that is subject to a lease agreement for which BWD remains liable for the performance of C&S’ obligations, all such Transportation Equipment will be maintained in accordance with manufacturer’s reasonable recommendations, any warranty requirements and in accordance with any contractual maintenance, lease return, and/or other requirements under any lease agreement(s) pertaining to such Transportation Equipment.

Section 7. Service Level. The Parties’ mutual objective is to maintain a * * *% service level on non-ad Merchandise and a * * *% service level on ad product. The Parties acknowledge that service levels are especially important during holidays. The “Required Service Level” is * * *%.

7.1 Calculation of Service Level. Service level percentages are calculated as the percentage of authorized cases ordered by BWD that are delivered by C&S. C&S will provide BWD a weekly “Service Level Reconciliation Report” showing, with respect to each invoice, the * * *. In computing service level percentages, * * *. The term * * *. At the request of * * *. C&S’ Service Level Reconciliation Report will be used to establish whether the parties’ service level objective has been attained, which Service Level Reconciliation Report shall set forth a service level with manufacturer out of stocks and a service level without manufacturer out of stocks and, for informational purposes, will also indicate a service level by product line.

7.2 Service Level Default. The Parties agree that a “Service Level Default” shall have occurred if, for any reason oilier than a default by BWD under this Agreement or an event of Force Majeure, C&S fails to maintain the Required Service Level during a Measurement Period (as defined in Section 6.1). Should BWD believe that a Service Level Default has occurred, BWD shall give notice to C&S and C&S shall use its commercially reasonable best efforts to immediately restore the Required Service Level.

7.3 Service Level Penalty. After a Service Level Default has occurred, C&S will be subject to a penalty payment (the “Service Level Penalty Payment”) for each subsequent week that C&S’ service level performance is below the Required Service Level until the Required Service Level is restored (the “Service Level Penalty Period”). The Service Level Penalty Payment shall be equal to * * *. The Service Level Penalty Payment shall be paid within 15 days of the end of the Contract Quarter during which the Service Level Penalty Period occurs. The Service Level Penalty Payment shall be paid weekly. Once the Required Service Level is achieved, then the Service Level Default shall be cured, and new Measurement Periods shall begin. In addition, during any Service Level Penalty Period, BWD may purchase those items of Merchandise that are causing the Service Level to fall below * * *% from a source other than C&S. Following the end of a Service Level Penalty Period, BWD will cease purchasing product from any such third party.

Example of Penalty Payment. * * *

7.4 Holiday Service Default. C&S agrees that the holiday seasons (i.e., * * *) are critical to BWD. If C&S fails to meet the Required Service Level for any such * * *, then C&S shall pay a Service Level Penalty Payment as set forth in Section 7.3, above, * * *, with respect to such * * *.

7.5 Service Level Termination. If the Service Level to BWD is * * * for: (a) * * *, or (b) * * *, and BWD has provided C&S with Timely Notice of Termination, then BWD may terminate this Agreement within * * * following the end of the last applicable Measurement Period. “Timely Notice of Termination” means: (i) in the case of clause (a) above, within * * * following the end of the * * *, BWD has provided C&S with written notice that it intends to terminate this Agreement because the Service Level was * * * for * * *, and (ii) in the case of clause (b) above, within * * * following the end of the * * *, BWD has provided C&S with written notice that it intends to terminate this Agreement because the Service Level was * * * for * * *.

Section 8. Fill Rate Accuracy/KPIs. the Parties’ mutual objective is to maintain a * * * Fill Rate Accuracy (as defined in Section 8.1) on all Merchandise for all Facilities in the aggregate (the “Required Fill Rate Accuracy”). BWD represents and warrants that its average Fill Rate Accuracy performance for all the Facilities in the aggregate * * * for all. Measurement Periods (as defined in Section 6.1) during the (12) months period used to calculate the BWD Upcharges as set forth on Schedule 3.6(c)(i). C&S will use its commercially reasonable best efforts to provide the same high quality service to the BWD Stores as that provided by BWD prior to the Effective Date. C&S will solicit input from BWD Stores and will timely react and respond to any and all store complaints. C&S will also meet regularly with BWD executives in an effort to address any and all quality issues raised.

8.1 Fill Rate Accuracy Default. The Parties agree that a “Fill Rate Accuracy Default” shall have occurred if, for any reason other than a default by BWD under this Agreement or an event of Force Majeure, C&S fails to maintain the Required Fill Rate Accuracy during a Measurement Period. “Fill Rate Accuracy” equals (total cases invoiced minus total cases shorted) divided by total cases invoiced and will be calculated in accordance with BWD’s past practices. Should BWD believe that a Fill Rate Accuracy Default has occurred, BWD shall give notice to C&S and C&S shall use its commercially reasonable best efforts to immediately restore the Required Fill Rate Accuracy.

8.2 Fill Rate Penalties. After a Fill Rate Accuracy Default has occurred, C&S will be subject to a penalty payment (the “Fill Rate Penalty Payment”) for each subsequent week that , that the Fill Rate Accuracy is below the Required Fill Rate Accuracy until the Required Fill Rate Accuracy is restored (the “Fill Rate Penalty Period”). The Fill Rate Penalty Payment shall be equal to: * * * (the “Fill Rate Penalty Payment”). The Fill Rate Penalty Payment shall be paid * * *. Once the Required Fill Rate Accuracy is achieved, then the Fill Rate Accuracy Default shall be cured, and new Measurement Periods shall begin.

8.3 Holiday Fill Rate Accuracy. C&S agrees that the holiday seasons, i.e., * * *, are critical to BWD. If C&S fails to meet the Required Fill Rate Accuracy for any such * * *, then C&S shall pay a Fill Rate Penalty Payment as set forth in Section 8.2, above, with respect to such * * *. The Fill Rate Penalty Payment related to such holiday period shall be paid within 15 days of the occurrence of a Holiday Fill Rate Accuracy Default.

8.4 KPI’s; Reports. During the Term, C&S will provide for BWD the reports specified on Schedule 8.4 according to the timelines specified in such Schedule 8.4. Additionally, C&S will provide BWD the reports specified in Sections 1.6; 3.12; 5.1(b); 7.1; 10; 12.1; and 15.8, as well as all information, reports, data, and documentation reasonably requested by BWD to manage the terms of this Agreement.

Section 9. Reclamation/Swell Programs.

9.1 Reclamation. C&S will process reclamation and salvage for BWD. All qualifying product (hidden damage) will be accumulated at each store in banana boxes, and will be picked up by C&S after BWD notifies C&S that there is a full pallet (typically twenty cases, but at least five cases) of banana boxes. C&S shall charge a * * *, plus C&S will charge * * *. No later than the Wednesday following the end of each BWD accounting period, C&S shall provide BWD with a by-store reclamation credit file. If BWD returns full cases of continuities to C&S in a condition that meets the vendor’s return credit policy, then C&S shall issue a credit to BWD for the actual number of cases returned.

9.2 Swell. C&S will * * *.

Section 10. Pallets. C&S and BWD agree to develop a mutually acceptable pallet and tote exchange program and accounting procedures to ensure the maintenance of an adequate number of pallets and totes throughout the Term (which program shall provide for monthly reporting of BWD’s pallet and tote balance); provided that it is the responsibility of C&S to purchase any and all replacement pallets and totes and the responsibility of BWD to return all pallets and totes. If C&S informs BWD that BWD has a negative pallet or tote balance, BWD will use all commercially reasonable best efforts to collect pallets and totes in BWD’s system and return them to C&S. If following such actions by BWD, there still remains a significant shortfall, then the Parties shall meet and in good faith agree on adjustments to the pallet and tote exchange program.

Section 11. Facilities. C&S may supply the BWD Stores from the Facilities or a replacement facility (a “Replacement Facility”), subject to the provisions set forth in this Section 11, Section 1.2(c) and the make whole provisions of Section 3.9(a). C&S may * * * any of the Facilities. C&S shall use * * *. It is the understanding of the Parties that Merchandise will be shipped to the BWD Stores from the Facilities or a Replacement Facility, and * * *. For purposes of this Agreement, references to the Facilities herein shall include such Replacement Facility, unless the context otherwise requires. In the event a BWD Facility is closed, BWD may terminate the license or sublease to such Facility and dispose of such Facility in any manner it sees fit.

Section 12. Credit Policies; Other Customers.

12.1 Standard Credit Policy. The Parties shall follow the store call-in credit policy set forth on Schedule 12.1(a). The audit and inventory control procedures are as set forth on Schedule 12.1(b), C&S will conduct cycle counts at the Facilities. C&S will, after taking into account credits that it has issued to the BWD Stores pursuant to its standard credit policy, which is set forth on Schedule 12.1(e) and store called-in credits and all other reserve adjustments, pay to or bill BWD the net inventory shortage or gain in each such warehouse, all as described on

Schedule 12.1(d) (the inventory gain/loss measurement calculation). With regard to the Mauldin Facility only, the Parties agree that C&S shall maintain the standard credit policy currently in effect for the Mauldin Facility for up to twelve (12) months following the Effective Date. C&S shall maintain a level of security at the Facilities sufficient to mutually satisfy the Parties that the Merchandise is being adequately protected, with the presumption that the level of security on the date hereof is sufficient for such purposes. Furthermore, one time per year, per Facility BWD will be entitled to audit C&S’ controls for compliance with the requirements contained in Schedule 12.1(a), including, without limitation, the right to review the relevant documents and system adjustments. C&S shall provide BWD with a reconciliation report of net shortages and gains in inventory within 5 days of the end of each BWD accounting period. If C&S’ warehouse accuracy is not at the same level as BWD’s prior to the Effective Date, then the Parties will meet and review the credit policy to ensure that the net gain or shrinkage in the Facilities is being fairly reflected to BWD.

12.2 Other Customers. * * *.

Section 13. Indemnity and Insurance.

13.1 Indemnification.

(a) C&S. C&S shall defend, indemnify and hold harmless BWD and its subsidiaries, affiliates, and parent companies, and its and their respective owners, directors, officers, employees, servants, agents, independent contractors, successors and assigns (collectively, “BWD Indemnitees”) from any and all losses, damages, demands, claims, judgments, fines, assessments, penalties, liabilities, causes of action, amounts paid in settlement, charges, costs and expenses, including but not limited to, reasonable legal fees and expenses and costs of settlement (collectively, “Losses”) arising out of, resulting from or related to any dispute, demand, claim, lawsuit, action or proceeding brought or initiated by any third party (any of the foregoing, a “Third Party Claim”) against any of the BWD Indemnitees to the extent that such Third Party Claim arises out of, is in connection with or results from: (i) acts or omissions of C&S in any manner relating to the handling, storage, procurement, use, or transportation of the Merchandise or other items supplied to BWD pursuant to the terms of this Agreement; or (ii) the willful misconduct or negligent acts of C&S, its employees or subcontractors; provided, however, the indemnification and hold harmless obligations under this Section shall not apply to the extent any Losses arise out of or relate to any Third Party Claim in connection with or resulting from the willful misconduct or negligent acts of BWD or its employees. Whenever BWD receives notice of any Third Party Claim against any BWD Indemnitee that could be covered by this provision, BWD shall in turn provide C&S with prompt written notice of such Third Party Claim. C&S shall have the right to participate in the defense of any claim or controversy for which BWD seeks indemnification hereunder and BWD may not agree to any settlement for which it shall seek indemnification pursuant to this Section 13.1(a) without C&S’ prior written consent.

(b) BWD. BWD shall defend, indemnify and hold harmless C&S and its subsidiaries, affiliates, and parent companies, and its and their respective owners, directors, officers, employees, servants, agents, independent contractors, successors and assigns (collectively, the “C&S Indemnitees”) from any and all Losses arising out of or related to any

Third Party Claim against any of the C&S Indemnitees to the extent that such Third Party Claim arises out of, is in connection with or results from: (i) acts or omissions of BWD in any manner relating to the procurement, handling or use of the Merchandise or other items supplied to BWD pursuant to the terms of this Agreement; (ii) BWD’s acts or omissions relating to business or other operations including, but not limited to, the operation of the BWD Stores; (iii) claims related to the XI Inventory; and or (iv) the willful misconduct or negligent acts of BWD, its employees, or subcontractors; provided, however, the indemnification and hold harmless obligations under this Section shall not apply to the extent any Losses arise out of or relate to any Third Party Claim in connection with or resulting from the willful misconduct or negligent acts of C&S or its employees. Whenever C&S receives notice of any Third Party Claim against any C&S Indemnitee that would be covered by this provision, C&S shall in turn provide BWD with prompt written notice of such Third Party Claim. BWD shall have a right to participate in any settlement. BWD shall have the right to participate in the defense of any claim or controversy for which C&S seeks indemnification hereunder, and C&S may not agree to any settlement for which it shall seek indemnification pursuant to this Section 13.1(b) without BWD’s prior written consent.

(c) Product Liability - Infringement. With respect to product liability claims or claims arising in connection with any product or Merchandise (including liability for or claims of infringement arising in connection with such products), the Parties shall look to the manufacturer and/or vendor (or broker) of such product for any and all defense, indemnity or hold harmless claims. C&S agrees to assign any claims or causes of action it may have against such manufacturer to BWD. To the extent permitted, C&S shall pass through for the benefit of BWD all warranties from the manufacturer of all Merchandise. In the event a non-CP(3 vendor selected by BWD is unwilling or unable to provide such indemnification or defense to C&S, BWD agrees to indemnify and hold harmless the C&S Indemnitees from any such claims, except to the extent of any negligence or willful misconduct by C&S.

13.2 Insurance.

(a) BWD Insurance. Prior to commencement of services, BWD shall procure and maintain at its own cost, during the term of this Agreement, the amounts and types of insurance coverage that are reasonably appropriate for the arrangement contemplated by this Agreement, which coverage shall not include any C&S owned inventory, merchandise or equipment. At a minimum, such coverages will include:

(i) Workers’ Compensation Insurance: BWD shall maintain workers’ compensation insurance with Part A Statutory limits in accordance with the laws of the states in which BWD has operations or conducts business and Part B Employers’ Liability limits not less than $* * *.

(ii) Automobile Liability Insurance: BWD shall maintain automobile liability insurance for all vehicles owned, non-owned, leased, hired or otherwise used by BWD with limits of not less than $* * * combined single limit.

(iii) General Liability Insurance: BWD shall maintain general liability insurance including Contractual Liability, Personal Injury and Advertising, and Products/Completed Operations for losses including but not limited to bodily injury, death, or property damage, with limits of not less than $* * * per occurrence.

(iv) Umbrella Liability: BWD may utilize umbrella or follow form excess liability to meet required limits.

(v) * * *

(vi) Certificates of Insurance. Prior to commencement of services, and on an annual basis thereafter, BWD shall provide C&S with Certificates of Insurance evidencing compliance with Section 13.2(a)(v) and naming C&S, its subsidiaries and affiliates as additional insured as required by Section 13.2(a)(v) of this written contract. Such certificates shall state that all policies of insurance evidenced therein may not be terminated, suspended, materially amended or cancelled except as consistent with policy notification provisions to C&S. In addition, BWD shall deliver renewal certificates to C&S promptly and provide evidence that such coverage did not lapse. Notwithstanding the foregoing, BWD is required to notify C&S in writing at least thirty (30) days in advance if any coverage or limits applicable herein are materially amended, cancelled, suspended, or otherwise terminated. C&S shall be added as an additional insured and loss payee on all property insurance, but only with regard to building coverage. C&S will not be named as an additional insured or loss payee with regard to any other property coverage, including, without limitation, coverage for inventory, stock, contents, business personal property of others, business interruption, extra expense, or any other time element coverage.

(vii) Other Insurance Requirements. All insurance required to he procured and maintained by BWD hereunder shall be written on an occurrence basis by an admitted insurance company (or companies) licensed to write insurance in the jurisdiction(s) where operations are located and conducted; of good financial standing and having an A.M. Best rating of * * * or better. Such insurance shall include coverage for any and all liability assumed by BWD hereunder. Claims made policies can be utilized in place of occurrence based but the claims made policy must show evidence of appropriate retroactive dates to sufficiently cover inception of services contemplated by this agreement. Notwithstanding anything to the contrary, C&S acknowledges that BWD may maintain large deductibles or self-insured retentions.

(viii) C&S as Additional Insured. C&S, its subsidiaries and affiliates, as additional insured pursuant to Section 13.2(a)(v) shall be subject to the same terms, conditions, self-insured retentions, deductibles, and allocated loss adjusting expenses as BWD has under its own building property coverage as primary insured. To the extent the additional insured policy terms or endorsement provides broader coverage to C&S than allowed contractually in this Agreement, BWD is entitled to seek reimbursement from C&S for any and all costs relating to a C&S claim, including, but not limited to self-insured retentions, deductibles, and allocated loss adjusting expenses.

(b) C&S Insurance. C&S shall procure and maintain at its own cost, during the term of this Agreement, the amounts and types of insurance coverage that are reasonably appropriate for the arrangement contemplated by this Agreement, which coverage shall not include any BWD owned inventory, merchandise or equipment. Notwithstanding anything to the contrary, BWD acknowledges that C&S may maintain large deductibles or self-insured retentions.

(i) Workers’ Compensation Insurance: C&S shall maintain workers’ compensation insurance with Part A Statutory limits in accordance with the laws of the states in which C&S has operations or conducts business and Part B Employers’ Liability limits not less than $* * *.

(ii) Automobile Liability Insurance: C&S shall maintain automobile liability insurance for all vehicles owned, non-owned, leased, hired or otherwise used by C&S with limits of not less than $* * * combined single limit.

(iii) General Liability Insurance: C&S shall maintain general liability insurance including Contractual Liability, Personal Injury and Advertising, and Products/Completed Operations for losses including but not limited to bodily injury, death, or property damage, with limits of not less than $* * * per occurrence.

(iv) Umbrella Liability: C&S may utilize umbrella or follow form excess liability to meet required limits.

(v) “All Risk” property insurance: in an amount sufficient to insure inventory, merchandise, and equipment owned, stored, and operated at the Facilities.

(vi) Certificates of Insurance. Prior to the Effective Date, and on an annual basis thereafter, C&S shall provide BWD with Certificates of Insurance evidencing compliance with this Section and naming BI-LO Holding, LLC; BWD, and its and their subsidiaries and affiliates as additional insured as required by written contract. Such certificates shall state that all policies of insurance evidenced therein may not: be terminated, suspended, materially amended or cancelled except as consistent with policy notification provisions to C&S. In addition, C&S shall deliver renewal certificates to BWD promptly and provide evidence that such coverage did not lapse. Notwithstanding the foregoing, C&S is required to notify BWD in writing at least thirty (30) days in advance if any coverage or limits applicable herein are amended, cancelled, suspended, or otherwise terminated.

(vii) Other Insurance Requirements. All insurance required to be procured and maintained by C&S hereunder shall be written on an occurrence basis by an admitted insurance company (or companies) licensed to write insurance in the jurisdiction(s) where operations are located and conducted; of good !Financial standing and having an A.M. Best rating of A- or better. Such insurance shall include coverage for any and all liability assumed by C&S hereunder. Claims made policies can be utilized in place of occurrence based but the claims made policy must show evidence of appropriate retroactive dates to sufficiently cover inception or completion or services contemplated by this agreement.

(viii) BWD as additional insured. BI-LO Holding, LLC and BWD, and its and their subsidiaries and affiliates, as additional insured shall be subject to the same terms, conditions, sells-insured retentions, deductibles, and allocated loss adjusting expenses as C&S has under its own coverage as primary insured. To the extent the additional insured policy terms or endorsement provides broader coverage to BWD than allowed contractually in this Agreement, then C&S is entitled to seek reimbursement from BWD for any and all costs relating to such a BWD claim, including, but not limited to self-insured retentions, deductibles, and allocated loss adjusting expenses.

Section 14. Termination.

14.1 Termination by C&S.

(a) C&S may terminate this Agreement for cause upon the occurrence of any of the following: (i) if BWD fails to pay any material amount to C&S when due and such failure continues for 72 hours after C&S has provided BWD written notice of such failure; (ii) upon * * * written notice, if BWD’s purchases of Merchandise from C&S under this Agreement arc, in the aggregate, less than $* * * (as adjusted in the manner set forth in Section 3.6(c)(iii)) in any Contract Year (as defined in Section 2.1)) measured annually; (iii) if BWD has breached in any material respect any obligation under Sections 1.1, 2.2, 3.9, 3.11, 13, 14.3, 14.4 or 16 of this Agreement and if such breach is curable, remains uncured after 60 days following written notice of such breach from C&S; (iv) if BWD has failed to fulfill any of the Reporting Requirements set forth in Section 4.4 hereof and such failure continues for five (5) business days after C&S has provided BWD written notice of such failure; (v) if BWD has breached or Otherwise failed to fulfill any obligation set forth in any License Agreement and as a result o I’ such breach or failure, C&S is unable to occupy, operate in or otherwise perform its obligations under this Agreement in any Facility or Replacement Facility; or (v) an Event of Insolvency with respect to either Winn-Dixie or BI-LO, or both of them, has occurred.

(b) If C&S terminates this Agreement pursuant to Section 14.1(a), then, if requested by C&S within 90 days of the date of such termination, BWD will within 30 days of C&S’ request * * *. Consistent with Section 3.9 (Best Intentions), C&S will use its commercially reasonable best efforts to * * * under this Section 14.1, and under Section 14.2 and Section 14.3. The Parties agree and acknowledge that the remedies under this section are nonexclusive, cumulative of and additional to all other rights or remedies C&S may have in law, under contract or in equity. C&S will communicate its decision as to whether it wishes for * * * following a termination under Section 14.1(a). From the date of a-termination under Section 14.1(a) until the earlier of: (x) the date 30 days following the date C&S sends the option notice described in the immediately preceding sentence; or (y) such time as BWD has fully performed the obligations of Section 14.1(b)(i) (vi) if the notice requires BWD to perform such obligations (the “Termination Supply Period”), C&S shall * * *. “Net Book Value” means the original acquisition cost plus improvements less the accumulated depreciation of an Asset determined in accordance with Generally Accepted Accounting Principles.

(c) As used in this Agreement, an “Event of Insolvency” means that, with respect to any person or entity, such person or entity shall admit in writing its inability to pay its debts generally or shall make a general assignment .for the benefit of creditors; or any proceeding shall be instituted by or against such person or entity seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property; or such person or entity shall take any corporate action to authorize any of the actions set forth above in this definition.

(d) Closure of Facilities. In the event it becomes reasonably necessary to close one or more Facilities due to a decline in sales volume resulting from (x) declining sales volume to the BWD Stores or (y) the sale, transfer or other disposition of a number of BWD Stores in a geographic region, * * *.

14.2 Termination by BWD.

(a) BWD may terminate this Agreement for cause upon the occurrence of any of the following: * * *. In the event of a termination by BWD under this Section 14.2(a), BWD shall have the right to perform the obligations set forth in Section 14.1(b)(i)-(iv), which BWD shall give notice of within 90 days of the date of such termination. If BWD does not exercise such right, then C&S will cooperate with the orderly transfer of operations to another supplier. Termination by BWD under this Section 14.2(a) will not trigger Section 14.3. The Parties agree and acknowledge that the remedies under this section are nonexclusive, cumulative of and additional to all other rights or remedies BWD may have in law, under contract or in equity. Consistent with Section 3.9 (Best Intentions), BWD will use its commercially reasonable best efforts to mitigate any damages related to a termination under this Section 14.2(a).

(b) Termination in the Event of an Asset Sale. BWD or C&S may terminate this Agreement, with no further liability or obligations under this Agreement other than the payment and performance of any obligations clue and owing as o the date of termination, upon at least * * * prior written notice to the other Party in connection with the consummation of a transaction or transactions involving a sale of substantially all of the assets of BWD to a Strategic Buyer or Strategic Buyers, provided: * * * and in either case (i) or (ii) any such Strategic Buyer shall enter into an agreement with C&S that at all times during the term of the replacement supply agreement(s) or during the Term, such Strategic Buyer shall maintain a “Leverage Ratio” of no more than * * *. The Leverage Ratio shall be determined by taking the * * *. The term “Strategic Buyer” shall mean an owner/operator of retail grocery stores with annual gross revenues of not less than $* * * or an investment/private equity firm with at least $* * * under management. Termination by either party pursuant to this Section 14.2(b) * * * BWD’s right/ obligation to perform its obligations under Section 14.1(b)(i) – (iv).

14.3 Expiration of Term. Unless terminated earlier as provided under Sections 14.1(a), 14.2(a) or 14.2( b), this Agreement shall expire at the end of the Term. Upon the expiration of the Term, (a) C&S, at its discretion, may elect to have BWD purchase the Assets at Net Book Value or (b) BWD, at its discretion, may elect to purchase the Assets at Net Book Value, provided that each of C&S or BWD provides written notice of its election under (i) or (ii) at least 180 clays prior to the last day of this Agreement. If neither Party makes an election under the previous sentence, then C&S may seek to sell the Assets upon reasonable prior notice to BWD of such sale. If C&S sells the Assets to a third party, then upon such sale, * * * associated with such sale(s) and * * * related to such sale, provided further that for calculating the gain or loss under this or the next sentence C&S’ basis in the Assets shall be the Net Book Value of such Assets, if C&S sells the Assets for a gain or BWD exercises its right to purchase the Assets and resells the Assets for a gain within 18 months of the transfer of title of such assets to BWD, then

* * *. In addition, upon the expiration of the Term and at the request of C&S, BWD will: (i) * * *; (ii) assume by way of assignment any and all of C&S’ obligations arising out of or related to any lease or service agreement related primarily to the operation of the Facilities and/or the provision of the services required by this Agreement including, but not limited to, any Lease/Service Agreements (as defined in Section 14.1(b)), provided * * * and in the event C&S is * * *; (iii) reimburse C&S for any and all legally required severance costs incurred by C&S as a result of C&S terminating the employment of individuals providing services to BWD hereunder at the Facilities or at a Replacement Facility, including but not limited to any and all costs related to the WARN Act, any employee benefits expenses, and other employee termination costs; and (iv) reimburse C&S for any other reasonable out-of-pocket costs incurred by C&S related to the shutdown of the Facilities or a Replacement Facility. BWD shall not be required to assume any contracts to supply merchandise to any third party. C&S will communicate its decision as to whether it wishes to sell the Assets at least 180 days prior to the last day of this Agreement.

14.4 Renewal. Prior to the end of the Term, the Parties shall in good faith negotiate a supply agreement for an additional * * * years. If the parties agree on such renewal and the agreement is not terminated due to a breach by BWD during the term of the new agreement, then the obligations upon expiration of the term contained in Section 14.3(iii) and Section 14.3(iv) will no longer be applicable. If the Parties are unable to agree on a renewal, then Section 14.3 shall apply.

14.5 Asset Preservation. Pursuant to Sections 14.1, 14.2 or 14.3 BWD may under certain circumstances purchase from C&S the Assets in order to allow BWD to supply the BWD Stores. Accordingly, throughout the Term, C&S shall maintain Assets that are adequate and in a similar condition to the Assets as of the date hereof (reasonable wear and tear excepted) for the supply of Merchandise to the BWD Stores pursuant to the terms of this Agreement.

14.6 Asset Purchase Agreement Accruals. If there is a sale of the Assets back to BWD under Section 14.1, 14.2 or 14.3 then such sale shall be pursuant to an asset purchase agreement that is substantially the same as the Asset Purchase Agreement, unless otherwise provided for in this Section 14. In the event that BWD transfers any accruals from its books to C&S during the Implementation Period, then upon any repurchase of the Assets by BWD, C&.S shall transfer the same type of accruals from its books back to BWD.

14.7 Automatic Termination. For purposes of this Agreement, a rejection of this Agreement pursuant to 11 U.S.C. §365 in connection with a bankruptcy proceeding or if BWD otherwise ceases to purchase Merchandise from C&S in accordance with the terms of this Agreement prior to the date of expiration of this Agreement, then this Agreement shall be deemed automatically terminated for cause pursuant to Section 14.1(a) or Section 14.2(a), as applicable without any action by any person or the application of any otherwise applicable notice or cure periods.

Section 15. Audits. Audits shall be conducted as follows:

15.1 Store Deliveries. The Parties will maintain BWD’s current auditing liar Fill Rate Accuracy (as defined in Section 8.1). Audits are further described in Section 12. BWD may also audit warehouse damages, theft, and receiving.

15.2 Other Charges and Rebates. In addition to Base Price Review set forth in Section 4.9, BWD may, at its own expense, review all other charges and rebates made by C&S under this Agreement on a quarterly basis, and C&S agrees to supply BWD with * * * to complete such review. The scope of any review will be limited to the * * * immediately preceding BWD’s audit; provided, if an audit reveals that there has been a material overcharge or undercharge (in excess of $* * *) to either Party, then either Party may extend the scope of such audit for an additional * * * only with respect to the specific upcharge or undercharge in question. BWD shall commence such review promptly upon receipt of such information after the applicable quarter and shall complete such review within 60 days of the receipt of such information. Any review shall be conducted by individuals knowledgeable regarding industry standards and customs, and such persons shall keep all such information strictly confidential. Within 14 days of receipt of the findings. C&S will reimburse BWD for any actual findings that C&S overbilled BWD, and correspondingly BWD will pay C&S for any actual findings that C&S underbilled BWD. It is the intent of the Parties that the weekly data transmittal and BWD’s review of such information shall be the primary mechanism to ensure pricing accuracy.

15.3 Best Intentions Audit. Pursuant to Section 3.9, the Parties may, under certain circumstances, adjust the services rendered hereunder and the BWD Upcharges paid for such services. In determining to what extent a Party may be disadvantaged by a proposed change, the other Party, at its own expense, will be allowed to reasonably audit the financial analysis used to justify any proposed BWD Upcharge adjustment.

15.4 Sanitation Audits. BWD may, at its expense and on written notice to C&S, audit for sanitation compliance any of the distribution centers that are encompassed by this Agreement. BWD and/or its agents shall use their commercially reasonable best efforts to minimize disruption to C&S’ operations. C&S shall reimburse BWD for the reasonable expense of a follow-up sanitation audit if the original audit discloses any significant unsanitary condition.

15.5 Operations. C&S shall maintain the Facilities in a clean and orderly condition, and agrees to adhere to the requirements of any and all applicable Federal, State, and/or local laws, regulations, and orders applicable to its performance of its obligation under this Agreement, including, but not limited to, those pertaining to sanitation and product safety.

15.6 Notice of Audits. BWD agrees to conduct audits under this Agreement only upon reasonable notice to C&S (which notice shall specify the documentation that BWD requests the opportunity to review). All audits shall be conducted so as to minimize the disruption on C&S’ business operation.

15.7 C&S’ Financials. Within 120 days of the end of C&S’ fiscal year, C&S shall provide BWD with a copy of its audited financial statements certified by a Responsible Officer of C&S.

15.8 Reports and Documentation. C&S will provide such information, reports, data, and documentation reasonably necessary for BWD to perform the audits described in Section 4.9 and this Section 15.

Section 16. Force Majeure. Notwithstanding any other provision of this Agreement, if producers or manufacturers establish allocations or restrictions on quantities of supplies available to C&S due to no fault of C&S, (ii) if service at the facilities of either C&S or BWD is interrupted by reason of riots, insurrection, war, adverse weather, acts of God, or pickets or other labor disputes or (iii) if C&S, for an reason other than an uncured breach or default by C&S hereunder or under a License Agreement, is unable to occupy all or a portion of a Facility or is unable to perform its obligations hereunder from any Facility, including without limitation as a result of BWD’s failure to adhere to the terms and conditions of the lease related to such Facility (each of the foregoing, a “Force Majeure Event”) at or regarding the BWD Stores, then performance of the affected Party shall be excused to the extent, but only to the extent, it is delayed, hindered or prevented by any such Force Majeure Event. Notwithstanding the foregoing, both Parties will work together to mitigate any effects under this Section 16. Furthermore, to the extent that C&S suffers a work stoppage at any Facilities supplying Merchandise to BWD or any other Force Majeure Event occurs and such stoppage or Force Majeure Event has caused or is reasonably likely to cause a Service Level Default, then BWD shall be entitled to source product from a third party. If the Service Level Default is cured within * * * of the date the Force Majeure Event commences, then BWD agrees to cease purchasing from third party suppliers (except with respect to products previously ordered).

Section 17. Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given if hand-delivered; or mailed by registered or certified mail, postage prepaid; or via overnight delivery; and shall be addressed as follows, unless and until either party notifies the other in accordance with this Agreement of a change of address:

If to C&S:

C&S Wholesale Grocers, Inc.

7 Corporate Drive

Keene, NH 03431

Attn: Richard B. Cohen, Chief Executive Officer

With copies to:

Michael F. Newbold

Executive Vice President

If to BWD:

BI-LO, LLC

5050 Edgewood Court

Jacksonville, FL 32254

Attn: Randall Onstead, Chief Executive Officer

With copies to:

Brian Carney

Chief Financial Officer

and:

Sandy Grimm

General Counsel

Notwithstanding the foregoing, the parties agree that any notices pertaining to nonpayment shall be provided via both overnight mail and email to the current CFO and current general counsel as follows:

If to BWD (to each of the following):

SandyGrimm@winn-dixie.com

BrianCarney@winn-dixie.com

AP invoices@winn-dixie.com

If to C&S:

Mnewbold@cswg.com

Thriley@cswg.com

Section 18. Miscellaneous.

18.1 Entire Agreement. This Agreement and the Exhibits and Schedules contained herein contain the entire understanding of the Parties with respect to its subject matter and may be amended only by written instrument executed by both Parties or their respective successors or assigns. The Parties hereto have voluntarily agreed to define their rights, liabilities and obligations with respect to the subject matter of this Agreement exclusively in contract pursuant to the express terms and provisions of this Agreement; and the Parties expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Furthermore, the Parties each hereby acknowledge that this Agreement embodies the justifiable expectations of sophisticated Parties derived from arm’s-length negotiations and that no Party has any special relationship with another party that would justify any expectation beyond that of an ordinary buyer or seller in an arm’s-length transaction. Subject to Section 4.10 hereof, the Parties agree that as of the Commencement Date, the Second Amended Supply Agreement and any related agreements or amendments are hereby null and void and of no further force and effect.

18.2 Waiver: Remedies. No claim or right arising out of the breach of this Agreement can be discharged in whole or in part by waiver or renunciation of a claim or right unless the waiver or renunciation is supported by consideration and is in writing and signed by the aggrieved party. Waiver by either Party of a breach by the other of any provision of this Agreement shall not be deemed a waiver of any other provision or future compliance with all provisions hereunder, and all such provisions shall remain in full force and effect. Failure of either Party to enforce any right hereunder shall not be deemed a waiver of any subsequent right hereunder. The sole and exclusive remedies for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein, made in connection herewith or as an inducement to enter into this Agreement) or any claim or cause of action otherwise arising out of or related to the sale and purchase of Merchandise contemplated by this Agreement (other than any exclusive or liquidated remedies otherwise set forth in this Agreement) shall be those remedies available at law or in equity for breach of contract only, including direct damages (expressly including lost profits), but expressly excluding any special, indirect, consequential, punitive or exemplary damages (as such contractual remedies have been further limited or excluded pursuant to the express terms of this Agreement); and the Parties hereby agree that neither Party hereto shall have any remedies or causes of action (whether in contract or in tort) for any statements, communications, disclosures, failures to disclose, representations or warranties not set forth in this Agreement.

18.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

18.4 Authority; Binding Effect. Each individual signing this Agreement hereby represents and warrants that he has the full power and authority to do so and thereby bind the corporation on whose behalf the individual has signed the Agreement. This Agreement shall be binding upon the Parties and their respective successors or assigns. Subject to Section 14.2(b), none of the Parties hereto may assign this Agreement without the prior written consent of the other Parties hereto.

18.5 Applicable Law. This Agreement and all claims or causes of action (whether in contract or in tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by the internal laws of the state of New York, without regard to the choice of law rules thereof. If any provision, clause or part, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement or the application of such provision, clause or part shall not be affected thereby.

18.6 No Third Party Beneficiaries. No provision of this Agreement or any other agreement or instrument entered into or executed in connection with this Agreement is intended to create any right of, or obligation to, any party other than C&S and BWD and their respective permitted successors and assigns.

18.7 Confidentiality. Each Party acknowledges that its obligation to maintain confidentiality in accordance with this Section 18.7 is a material obligation as such term is used in Section 14 of this Agreement.

(a) BWD Confidentiality. BWD acknowledges that disclosure to third Parties of product cost, product margin and wholesale information or other non-public financial information obtained by BWD from C&S in the course of carrying out its responsibilities under this Agreement (collectively, “C&S Confidential Information”) could have a substantial adverse effect on C&S. BWD further acknowledges that commercial information obtained by BWD regarding C&S wholesale operations is proprietary to C&S and shall be considered C&S Confidential Information. BWD agrees to maintain C&S Confidential Information in strict confidence. BWD agrees to restrict access to C&S Confidential Information to only those BWD employees, agents, representatives, and consultants deemed necessary to fulfill its responsibilities under this Agreement and further agrees to not disclose any C&S Confidential Information except as otherwise required by law. For the avoidance of doubt, nothing in this Section 18.7 shall prohibit BWD from disclosing any in formation proprietary to BWD, including, without limitation, general product information and information related to product volume. Nothing herein will prohibit BWD from disclosing pricing to vendors in connection with product price negotiations permitted by this Agreement, provided that if C&S participates in an RFP of BWD, then BWD agrees it will keep C&S’ bid confidential (provided that BWD may conduct reverse auctions, so long as it does not disclose the identity of bidders).

(b) C&S Confidentiality. C&S acknowledges that disclosure to third Parties of product cost, product specifications and retail information or other non-public financial information (including, without limitation, any information or data submitted pursuant to Section 4.4) obtained by C&S in the course of carrying out its responsibilities under this Agreement could have a substantial adverse effect on BWD (collectively, “BWD Confidential Information” and, together with “C&S Confidential Information,” “Confidential Information”). C&S further acknowledges that commercial information obtained by C&S regarding BWD retail operations is proprietary to BWD and shall be considered BWD Confidential Information. C&S agrees to maintain any BWD Confidential Information in strict confidence. C&S agrees to restrict access to and use of BWD Confidential Information to only those C&S employees, agents, representatives and consultants deemed necessary to fulfill its responsibilities under this Agreement and further agrees to not disclose any such commercial information to its other customers or its own retail operations. C&S further agrees that no employee of GU Markets LLC or any other retail entity affiliated with C&S shall have access to any BWD Confidential information except as otherwise required by law.

(c) Commercial Information Confidentiality. As used herein, Confidential Information, includes, but is not limited to the following commercial information:

(i) Price, Upcharges and Fees. All information and data relating to price, BWD Upcharges and fees as detailed in Section 3 of this Agreement, including but not limited to base price, direct booking, price and delivery negotiations with vendors, cash discounts, frozen holiday and seasonal commodities, ad bookings/forecasts, BWD Upcharges, cross-dock income, rebates, diverting and logistics programs, including the distribution or sharing of any logistics income.

(ii) Billing and Payment. Weekly Statements for all billing amounts, vendor or other third party deductions, information regarding the reserve system, including but not limited to, reserve bookings, price, inventory, product purchases, normal weekly movements, and any documents reflecting confidential product and pricing information as detailed in Section 4 of this Agreement.

(iii) Delivery. Delivery schedules and invoices for BWD Stores as detailed in Section 6 of this Agreement including slow movers for BWD Stores.

(iv) Service Level. Information used to calculate and related to the service level under the Agreement as set forth in Section 7 of this Agreement including information regarding * * *.

(v) Other Proprietary Information. Commercial information proprietary to either Party not specifically mentioned in the Agreement, but otherwise obtained by a Party in the course of carrying out its obligations of this Agreement including, but not limited to pricing, sales, revenues, costs, promotions, rebates, profits, supply chain analyses and any other operational or financial information.

18.8 Dispute Resolution. Prior to filing a lawsuit in a court of competent jurisdiction, the Party claiming a dispute will send a written notice of dispute to the other Party to request dispute resolution. Within ten (10) of receipt of such notice, each Party shall designate an executive level representative to meet with the other Party to attempt to resolve the dispute. In the event the Parties are not able to resolve such dispute within forty-five (45) days of the notice of dispute, the Parties may seek all other remedies available. All discussions and negotiations related to any dispute conducted in connection with this Section 18.8 shall be confidential and treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence, in particular FRE Rule 408, and state rules of evidence. Notwithstanding anything to the contrary herein, to the extent any Party alleges a breach of this Agreement by the other Party, the Party in dispute shall have the right to commence legal proceedings in any court of competent jurisdiction, irrespective of this Section 18.8.

18.9 Non-Solicitation. Neither Party will directly or indirectly (other than general advertising) solicit an employee of the other Party (including any subsidiary or affiliate of the other Party). It shall not be a violation of this Section 18.9 for C&S to offer employment to BWD employees as provided in the Asset Purchase Agreement.

18.10 Compliance With Law. Each Party hereto shall, at its sole cost and expense, procure and maintain all licenses and permits required for its business, and represents and warrants that it shall comply with all applicable laws, ordinances, and regulations pertaining to its business, including those pertaining to the environment, tobacco, OSHA, food labeling, and bioterrorism (collectively “Laws”).

18.11 Good Faith. In the event that any provision of this Agreement shall require the mutual agreement of the Parties hereto, each of BWD and C&S shall participate in good faith negotiations.

18.12 Legal Relationship/Independent Contractor. The legal relationship of C&S and BWD to each other shall be that of independent contractors, and neither Party shall be the agent or legal representative of the other for any purpose. Neither Party shall have the right or authority to bind or obligate the other to any third party for any purpose whatsoever.

18.13 Representations and Warranties. Representations and warranties made by BWD with respect to historical or past practices are true and accurate in all material respects for the twelve (12) months period used to calculate the BWD Upcharges as set forth on Schedule 3.6(c)(i).

18.14 Survival. Any provision of this Agreement which on its terms would be expected to survive the termination of this Agreement, including, without limitation, Sections 4.5 (Set-Off, Recoupment), 4.6 (PACA Requirements), 13 (Indemnity and Insurance), 14 (Termination), 16 (Force Majeure), 17 (Notices), 18.1 (Entire Agreement), 18.2 (Waiver; Remedies), 18.4 (Authority, Binding Effect), 18.5 (Applicable Law), 18.6 (No Third Party Beneficiaries), 18.7 (Confidentiality), 18.13 (Representations and Warranties) and this Section 18.14 (Survival), shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement under seal as of the date first above written.

BI-LO, LLC

By:	/s/ Brian P. Carney
Name: Brian P. Carney
Title: EVP & CFO

C&S WHOLESALE GROCERS, INC.

By:	/s/ Michael F. Newbold
Name: Michael F. Newbold
Title: EVP

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000011544	ATLANTA FOODS INTL	A	R	FEDI VENDOR	PO BOX 116585			ATLANTA	GA	30368-6585	1	1

0000014859	ARAMARK UNIFORM SERVICES INC	A	R	DSD VENDOR ONLY	PO BOX 904097			CHARLOTTE	NC	28290-4097	1

0000015017	ARAMARK UNIFORM SERVICES	A	R	DSD VENDOR ONLY	PO BOX 904103			CHARLOTTE	NC	28290-4103	1

0000016850	AMERICAN PROMOTIONAL EVENTS	A	R	PO BOX 3417				FLORENCE	AL	35630	1	1

0000016961	ARAMARK SERVICES	A	R	DSD VENDOR ONLY	PO BOX 540224			OPA LOCKA	FL	33054-0224	1

0000018424	ARAMARK UNIFORM SERVICES INC	A	R	DSD VENDOR ONLY	PO BOX 904097			CHARLOTTE	NC	28217	1

0000020842	BLUE BELL CREAMERIES	A	R	PO BOX 973601				DALLAS	TX	75397-3601	1	1

0000021249	BROWNS-VELVET ICE CREAM	A	R	PO BOX 62600	DEPT 1162			NEW ORLEANS	LA	70162-2600	1

0000023303	BRYANT’S MEATS INC	A	R	PO BOX 321				TAYLORSVILLE	MS	39168-0321	1

0000023608	BUFFALO ROCK PEPSI BIRMING	A	R	PO BOX 2247				BIRMINGHAM	AL	35202	1

0000026494	CHARLES BECKHAM	A	R	PO BOX 174				CEDAR KEY	FL	32625-0000	1

0000026531	BEAUTY ENTERPRISES	A	R	FEDI VENDOR	150 MEADOW ST			HARTFORD	CT	06114-0000	1

0000026631	BASSETTS DAIRY	A	R	PO BOX 540				PERRY	FL	32348	1

0000026756	BERRY PLASTICS GROUP INC	A	R	FEDI VENDOR	DEPT AT 40355			ATLANTA	GA	31192-0355		1

0000027104	BLUE RHINO CORPORATION	A	R	FEDI VENDOR	PO BOX 281956			ATLANTA	GA	30384-1956	1	1

0000027682	BUD’S BEST COOKIES	A	R	2070 PARKWAY OFFICE CIRCLE				HOOVER	AL	35244-0000	1

0000028304	BARBER DAIRY	A	R	FEDI VENDOR	BOX 60498			CHARLOTTE	NC	28260-0498	1

0000028681	BRIDGEFORD FOODS OF ILLINOIS	A	R	DEPT 3251				LOS ANGELES	CA	90084-3251	1	1

0000030154	CAFÉ BUSTELO	A	R	FEDI VENDOR	135 S LASALLE	DEPT 6397		CHICAGO	IL	60674-6397	1

0000032309	COCA COLA BOTTLING CO	A	R	FEDI VENDOR	PO BOX 751356			CHARLOTTE	NC	28275-1366	1	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000036896	CONCHITA FOODS INC	A	R	10051 NW 99TH AVE	SUITE #3			MEDLEY	FL	33178	1

0000041157	DSC SALES INC	A	R	PO BOX 2123				OLDSMAR	FL	34677-2123		1

0000041271	D.L. LEE & SONS INC.	A	R	FEDI VENDOR	PO BOX 206	HIGHWAY 32 EAST		ALMA	GA	31510-0000		1

0000043770	DYSON FLORAL DISTRIBUTOR	A	R	FEDI VENDOR	7987 PECUE LANE J			BATON ROUGE	LA	70809	1

0000043883	DIETZ & WATSON	A	R	FEDI VENDOR	PO BOX 8500-9350	ATTN: DEPT #550042		PHILADELPHIA	PA	19178-9350		1

0000044896	DERST BAKING CO	A	R	FEDI VENDOR	PO BOX 102981			ATLANTA	GA	30368-2981		1

0000045664	DAIRY FRESH CORPORATION	A	R	FEDI VENDOR	PO BOX 933707			ATLANTA	GA	31193-3707	1

0000050386	ELORE ENTERPRISES INC	A	R	FEDI VENDOR	1055 NW 159TH DRIVE			MIAMI GARDENS	FL	33169	1

0000051278	EDY’S GRAND ICE CREAM	A	R	FEDI VENDOR	3863 COLLECTIONS CENTER DRIVE			CHICAGO	IL	60693	1	1

0000052341	EARTHGRAINS COMPANY	A	R	FEDI VENDOR	PO BOX 945624			ATLANTA	GA	30394-5624	1	1

0000060920	FRANCIS PRODUCE CO	A	R	3048 WHITE HORSE RD				GREENVILLE	SC	29611-6056		1

0000061540	FLOWERS BAKING CO OF BRADENTON INC	A	R	FEDI VENDOR	PO BOX 101741			ATLANTA	GA	30392	1

0000061686	FOX DIST	A	R	FEDI VENDOR	PO BOX 2412			SHELBY	NC	28150-0000		1

0000061929	FITZPATRICK GREENHOUSE	A	R	185 GHOLSTON ST				FITZPATRICK	AL	36029	1

0000062840	FRITO LAY INC	A	R	FEDI VENDOR	PO BOX 092810			CHICAGO	IL	60693	1	1

0000064252	FLOWERS BAKING COMPANY OF JACKSONVILLE	A	R	FEDI VENDOR	PO BOX 751142			CHARLOTTE	NC	28275-0000	1

0000064595	FLOWERS BAKING CO	A	R	FEDI VENDOR	PO BOX 100826			ATLANTA	GA	30384	1

0000064916	FLOWERS BAKING CO OF MIAMI INC	A	R	FEDI VENDOR	PO BOX 101717			ATLANTA	GA	30392-0000	1

00000	FLOWERS BAKING CO OF THOMASVILLE	A	R	FEDI VENDOR	PO BOX 100826			ATLANTA	GA	30384-0000	1

00000	GOYA FOODS	A	R	FEDI VENDOR	PO BOX 226110			MIAMI	FL	33122	1

00000	GUSTAFSONS DAIRY	A	R	PO BOX 3790				BELLEVIEW	FL	34421-3790	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000073661	GONZALEZ & TAPANES FOODS DBA SANTA FE	A	R	9151 NW 97TH TERRACE				MEDLEY	FL	33178	1

0000075167	GH LEIDENHEIMER BAKING CO LTD	A	R	1501 SIMON BOLIVAR AVENUE				NEW ORLEANS	LA	70113	1

0000081401	HARDINS WHOLESALE FLORIST SUP	A	R	PO BOX 1129				LIBERTY	NC	27298-1129		1

0000083867	HT HACKNEY CO	A	R	FEDI VENDOR	PO BOX 238			KNOXVILLE	TN	37901	1

0000084291	HARVIN CHOICE MEATS INC	A	R	PO BOX 939				SUMTER	SC	29151-0939		1

0000090299	INTERSTATE BRANDS CORP	I	R	PO BOX 100435				ATLANTA	GA	30384-0435		1

0000091018	INGRAM INTERTAINMENT INC	A	R	PO BOX 91407				CHICAGO	IL	60693		1

0000102736	BALLOONS EVERYWHERE	A	R	FEDI VENDOR	16474 GREENO RD			FAIRHOPE	AL	36532-5528		1

0000103787	JACKSONVILLE TRANSPORTATION	A	R	AUTHORITY	100 NORTH MYRTLE AVE			JACKSONVILLE	FL	32203-0000	1

0000110100	KEEBLER COMPANY	A	R	FEDI VENDOR	PO BOX 73451			CHICAGO	IL	60673-7451	1

0000110832	KELLEY & ABIDE COMPANY INC	A	R	PO BOX 13516				NEW ORLEANS	LA	70185-3516	1

0000111117	KLEINPETER FARMS DAIRY	A	R	14444 AIRLINE HIGHWAY				BATON ROUGE	LA	70817-0000	1

0000111943	KENNESAW INC	A	R	1300 SW FIRST COURT				POMPANO BEACH	FL	33069-0000	1

0000112057	KELLEY FOODS OF AL INC	A	R	FEDI VENDOR	PO BOX 708			ELBA	FL	36323-0000	1

0000120178	LAKESIDE MILLS INC	A	R	PO BOX 63215				CHARLOTTE	NC	28263-3215		1

0000121289	LOOPS NURSERY & GREENHOUSE	A	R	2568 OLD MIDDLEBURG RD				JACKSONVILLE	FL	32210-0000	1

0000121304	L&J GENERAL INTERNATIONAL	A	R	FEDI VENDOR	2424 NW 46TH ST			MIAMI	FL	33142-0000	1

0000123075	LA ESPANOLA PRODUCTS	A	R	PO BOX 450954				MIAMI	FL	33245-0954	1

0000123340	LOBSTER TRAP CO INC	A	R	PO BOX 3007				BOURNE	MA	02532-0708	1	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000123677	CAVID LUTGENS	A	R	2808 LAKESHORE BLVD				JACKSONVILLE	FL		1

0000124380	LAMI PRODUCTS COMPANY	A	R	860 WELSH ROAD				HUNTINGDON VALLEY	PA		1

0000130137	MUCKS LIVER MUSH	A	R	PO BOX 227				POLKVILLE	NC			1

0000130610	MCARTHUR DAIRY	A	R	FEDI VENDOR	PO BOX 932688			ATLANTA	GA		1

0000134563	MAYFIELD DAIRY FARMS	A	R	FEDI VENDOR	PO BOX 310			ATHENS	TN		1	1

0000135412	MUTUAL DISTRIBUTING CO	A	R	PO BOX 26446				RALEIGH	NC			1

0000136812	MCKEE FOODS CORPORATION	A	R	FEDI VENDOR	PO BOX 2118			COLLEGEDALE	TN		1	1

0000138352	MISSION FOODS FOUTHEAST	A	R	FEDI VENDOR	PO BOX 843793			DALLAS	TX		1	1

0000140177	NATURALLY FRESH	I	R	USE # 837847	DEPT 40231 PO BOX 740209			ATLANTA	GA		1

0000140997	NATIONAL FOOD CORP	A	R	FEDI VENDOR	7970 NW 60TH STREET			MIAMI	FL		1

0000142830	NANTAHALA MEATS & POULTRY	A	R	211 WEST PALMER STREET				FRANKLIN	NC			1

0000151016	OLE MEXICAN FOODS INC	A	R	6585 CRESCENT DR				NORCROSS	GA		1	1

0000164005	PEPPERIDGE FARM INC-COOKIES	A	R	FEDI VENDOR	PO BOX 640758			PITTSBURGH	PA		1	1

0000164839	PEPSI COLA	A	R	FEDI VENDOR	PO BOX 75948			CHICAGO	IL		1	1

0000165534	PARADIES GIFT INC	A	R	FEDI VENDOR	PO BOX 681788			ORLANDO	FL		1

0000165833	POSTCARD FACTORY	A	R	A DIVISION OF	THE WEISDORF GROUP OF COMPANIES INC	DEPT CH 16466		PALATINE	IL		1	1

0000166240	PEPSI COLA BOTTLING	A	R	PO BOX 1086				SELMA	AL		1

0000184270	RUSSELL STOVER CANDIES	A	R	FEDI VENDOR	PO BOX 802855			KANSAS CITY	MO		1	1

0000185192	RUG DOCTOR LP	A	R	PO BOX 849958				DALLAS	TX		1	1

0000190243	SAVOIES SAUSAGE & FOOD	A	R	1742 HWY 742				OPELOUSAS	LA		1

0000192708	SUNSET FARM FOODS, INC	A	R	PO BOX 963				VALDOSTA	GA		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000192884	SCALLANS CRAWFISH & CAJUN FOOD	A	R	8538 MALLORY RD	UNIT 3			JACKSONVILLE	FL	322200000	1

0000194809	SMITH HOSIERY	A	R	1820 BRIARWOOD INDUSTRIAL COURT STE B				ATLANTA	GA	30329	1

0000198915	ST ROSE NURSERY	A	R	PO BOX 159				ST ROSE	LA	70087	1

0000198917	SPENCER FARMS	A	R	PO BOX 71				MIDDLEBURG	FL	32050-0071	1

0000200029	T G LEE DAIRY INC	A	R	FEDI VENDOR	PO BOX 932689			ATLANTA	GA	31193-2689	1

0000200045	T MARZETTI CO	A	R	FEDI VENDOR	DEPT L-818			COLUMBUS	OH	432600001	1

0000203803	TROPICAL DEL CAMPO INC	A	R	2135 NW 79TH AVENUE				DORAL	FL	33122	1

0000204648	TROPICAL NUT & FRUIT	A	R	FEDI VENDOR	PO BOX 600096			RALEIGH	NC	27675-6096	1	1

0000214303	LUVEL DAIRY INC	A	R	PO BOX 1229				KOSIUSKO	MS	39090	1

0000221147	VENTURA FOODS LW	A	R	40 POINTE DRIVE	ATTN LAVONNE ALLJSON			BREA	CA	92821	1

0000233208	WASTE MANAGEMENT	A	R	2700 NW WILES ROAD	ATTN: ALLISON STONER, REVENUE DEPT			POMPANO BEACH	FL	33073	1

0000233551	WORLD VARIETY PRODUCE INC	A	R	P 0 BOX 514599				LOS ANGELES	CA	23351		1

0000321129	CAPITAL WINE & BEV	A	R	PO BOX 3389				WEST COLUMBIA	SC	291710000		1

0000321197	COCA COLA	A	R	P 0 BOX 404				ORANGEBURG	SC	291160000		1

0000321237	COMMUNITY COFFEE LLC	A	R	FEDI VENDOR	PO BOX 60141			NEW ORLEANS	LA	701600141	1

0000321309	C & B INTERNATIONAL	A	R	3727 VINELAND ROAD				ORLANDO	FL	32811	1

0000321543	CARLSTEDTS	A	R	PO BOX 2338	ATTEN: SARAH WASDIN			JACKSONVILLE	FL	322030000	1	1

0000322550	CHOICE USA BEVERAGE INC	A	R	P 0 BOX 890241				CHARLOTTE	NC	28289-0241		1

0000451340	ST ROSE DELVIERY SERVICE	A	R	PO BOX 159				ST ROSE	LA	700870000	1

0000500021	A T PATTON & CO INC	A	R	12019 HWY 21 SOUTH				BOGALUSA	LA	70427	1

0000500029	ABN DISTRIBUTORS INC	A	R	13115 S W 122 AVE				MIAMI	FL	331860000	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000500032	ACADIAN BAKERY INC	A	R	112 WEST BRENTWOOD BLVD				LAFAYETTE	LA	70506	1

0000500034	ACADIANA BOTTLING CO	A	R	FEDI VENDOR	PO BOX 80008			LAFAYETTE	LA	70598-0008	1

0000500043	BIB MANAGEMENT CORP	A	R	225 WEST 74TH PLACE				HIALEAH	FL	33014	1

0000500117	AMERICAN STAR PLASTICS	A	R	620 WEST 20TH STREET				HIALEAH	FL	33010	1

0000500162	ASKER DISTRIBUTING	A	R	PO BOX 13152				TALLAHASSEE	FL	323173152	1

0000500189	AUGUSTA COCA COLA	A	R	PO BOX 11407				BIRMINGHAM	AL	352460000		1

0000500245	BAUDIN S SAUSAGE KITCHEN	A	R	PO BOX 9				BREAUX BRIDGE	LA	705170000	1

0000500289	DECOPAC	A	R	SDS 12-0871	PO BOX 86			MINNEAPOLIS	MN	5486-0871		1

0000500627	CAROLINA BOTTLING	A	R	PO BOX 778				SALISBURY	NC	281450000		1

0000500643	COCA COLA BOTTLING WORKS	A	R	PO BOX 403390				ATLANTA	GA	30384-3390	1	1

0000500652	DIVERSIFIED SALES CO	A	R	PO BOX 2123				OLDSMAR	FL	34677-7123	1

0000500694	GOLDEN FLAKE SNACK FOODS	A	R	FEDI VENDOR	PO BOX 830529 MSC 651			BIRMINGHAM	AL	35283	1	1

0000500713	H & S WHOLESALERS INC	A	R	PO BOX 1495				SUMTER	SC	291500000		1

0000500742	LORDS SAUSAGE&COUN HAM	A	R	BOX 1000				DEXTER	GA	310190000		1

0000500743	LOUISIANA COCA COLA	A	R	FEDI VENDOR	PO BOX 932767			ATLANTA	GA	31193-2767	1

0000500745	MAGNOLIA BEVERAGE	A	R	2668 ST ANDREWS ST				MERIDIAN	MS	393010000	1

0000500776	NEESE SAUSAGE CO	A	R	1452 ALAMANCE CHURCH RD				GREENSBORO	NC	274060000		1

0000500787	PANHANDLE FOOD SERVICE	A	R	PO BOX 97				CHIPLEY	FL	324280000	1

0000500791	PEPSI COLA BOTTLING	A	R	PO BOX 75990				CHARLOTTE	NC	28275-0990		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000500799	PLANTAIN PRODUCTS CO	A	R	5821 EAST CAUSEWAY BLVD				TAMPA	FL	336190000	1

0000500813	GUAUTY BEVERAGE	A	R	PO BOX 778				SALISBURY	NC	281450778	1	1

0000500824	STANDARD COFFEE	A	R	PO BOX 62278				NEW ORLEANS	LA	70162		1

0000500830	STREVA 01ST CO BEER	A	R	4512 WEST ADMIRAL DOYLE				NEW IBERIA	LA	705600000	1

0000500877	ZAPPS POTATO CHIPS	A	R	FEDI VENDOR	PO BOX 1533			GRAMERCY	LA	70052-1533	1

0000505401	RD SALES & SERV INC	A	R	307 THIRD STREET				ABBEVILLE	LA	705100000	1

0000505406	R&M DISTRIBUTORS INC (WINE)	A	R	7050 SW 4TH STREET				MIAMI	FL	331440000	1

0000505456	REGISTER MEAT COMPANY	A	R	PO BOX 98				COTTONDALE	FL	324310000	1

0000505482	RICOS CANDY	A	R	740W 28 STREET				HIALEAH	FL	330103000	1

0000505483	RIKA BAKERY INC	A	R	1025 E 24TH STREET				HIALEAH	FL	33013-4323	1

0000505500	ROCK HILL COCA COLA	A	R	PO BOX 37000				ROCK HILL	SC	29732		1

0000505529	ROYAL CROWN BOTTLING	A	R	PO BOX 1045				ARDEN	NC	28704-1045		1

0000505546	RUTHS SALADS INC	A	R	PO BOX 668568				CHARLOTTE	NC	282660000		1

0000505582	SCHILLING GREENHOUSE INC	A	R	24868 COLUMBIA				BAGALUSA	LA	704270000	1

0000505585	SCHWAN’S SALES ENTERPRISES	A	R	FEDI VENDOR	PO BOX 1450 NW 5054			MINNEAPOLIS	MN	55485-5054	1

0000505639	SIMON HUBIG PIE CO	A	R	PO BOX 770738				NEW ORLEANS	LA	70177	1

0000505644	SKYLAND DISTRIBUTING	A	R	PO BOX 17008	1 OVERLAND INDUSTRIAL BLVD			ASHEVILLE	NC	28806		1

0000505665	SNYDERS OF HANOVER	I	R	USE #872905	FEDI VENDOR	PO BOX 6917		HANOVER	PA	173310000	1	1

0000505707	SOUTHLAND PRODUCTS CO	A	R	PO BOX 455				LAKE WORTH	FL	334600000	1

0000750516	IBERIA WORLD FOODS CORP	A	R	FEDI VENDOR	12300 NW 32ND AVENUE			MIAMI	FL	133167-2418	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000755891	RIVERDALE FARMS	A	R	75 REMITTANCE DRIVE	SUITE 6075			CHICAGO	IL	50675-6075	1

0000756879	AIRGAS SOUTH	A	m	PO BOX 9249				MARIETTA	GA	30065-2249	1

0000757819	KRISPY KREME DOUGHNUT CORP	A	R	400 N SLAPPEY BLVD				ALBANY	GA	31701	1

0000760762	KRISPY KREME DOUGHNUTS	A	R	310 NW 13TH ST				GAINESVILLE	FL	32601	1

0000761406	CATALOG SALES	A	R	FEDI VENDOR	P 0 BOX 78000	DEPT 78058		DETROIT	MI	48278-0058	1	1

0000761744	GUIXENS FOOD GROUP INC	A	R	5100 EAST HANNA AVE				TAMPA	FL	33610	1

0000763613	SHOPPER INC	A	R	3041 E OLIVE RD				PENSACOLA	FL	32514	1

0000767128	HOSA INTERNATIONAL	A	R	1617 NW 84TH AVE				MIAMI	FL	33126	1

0000768479	PE-FREY WHOLESALE CO	A	R	PO BOX 68				LUVERNE	AL	36049	1

0000769695	DIXIE RIVERSIDE	A	R	1815 WILKINSON RD				AUGUSTA	GA	30904		1

0000772314	VOORTMAN COOKIES	A	R	PO BOX 4562				BUFFALO	NY	14240-4562	1	1

0000772661	DIXIE PRODUCE	A	R	PO BOX 429				CHATTANOOGA	TN	37401		1

0000773535	ARAMARK	A	R	DSD VENDOR ONLY	2312 25TH STREET NORTH			BIRMINGHAM	AL	35234-1841	1

0000774740	CENTRAL SNACKS INC	A	R	EMMA SMITH	1700 NORTH PEARL ST			CARTHAGE	MS	39051	1

0000775267	R&M DISTRIBUTORS (SEASONINGS)	A	R	7050 SW 4TH ST				MIAMI	FL	33144	1

0000775308	REDDY ICE	A	R	PO BOX 730201				DALLAS	TX	75373-0201	1	1

0000775488	DOUBLE D MEAT	A	R	11518 HWY 21 S				BOGALUSA	LA	170427	1

0000776645	AMERIPRIDE LINEN & APPAREL SERVICES	A	R	PO BOX 667				BEMIDJI	MN	56619-0667	1

0000779680	LEROY HILL COFFEE COMPANY INC	A	R	PO BOX 6219				MOBILE	AL	36660-0219	1

0000782907	FASONS SAUSAGE INC	A	R	2241 GREENSBORO HwY				QUINCY	FL	32351	1

0000786213	NEXAIR LLC	A	R	PO BOX 125				MEMPHIS	I TN	38101-0125		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000786215	MATADOR DIST	A	I R	PO BOX 102925				ATLANTA	GA	30368		1

0000786513	ABOVE PAR COURIER SERVICE INC	A	R	3500 GATEWAY DR STE 104				POMPANO BEACH	FL	33069		1

0000786543	NANTZE SPRINGS INC	A	R	PO BOX 1273				DOTHAN	AL	36302	1

0000786738	FLOWERS BAKING COMPANY OF MEMPHIS	A	R	PO BOX 100817				ATLANTA	GA	30384	1

0000786977	KRISPY KREME	A	R	PO BOX 752046				CHARLOTTE	NC	28275-2046		1

0000787149	NATURES FLOWERS	A	R	PO BOX 522498				MIAMI	FL	33152-2498	1	1

0000787435	KRISPY KREME DOUGHNUT CORP	A	R	1990 NEW PATTON CHAPEL ROAD				BIRMINGHAM	AL	35226	1

0000788639	CAVATAIOS PRODUCE	A	R	PO BOX 928				CRYSTAL SPRINGS	MS	39059	1

0000790528	KRISPY KREME DOUGHNUTS	A	R	980 INTERNATIONA L SPEEDWAY BLVD				DAYTONA BEACH	FL	32114	1

0000794535	FLOWERS BAKING COMPANY	A	R	FEDI VENDOR	PO BOX 101770			ATLANTA	GA	30392	1

0000794643	MILK PRODUCTS LP	A	R	PO BOX 972431				DALLAS	TX	78397-2431	1	1

0000794848	MILLSTONE COFFEE INC	A	R	39706 TREASURY CENTER				CHICAGO	IL	30694-9700	1

0000794854	PEPSI COLA CO	A	R	PO BOX 2037				GULFPORT	MS	39505-2037	1

0000795907	COMMERCE INTERNATIONAL INC	A	R	4300-C LB MCLEOD RD	PAMELA J ATCITTY			ORLANDO	FL	32811	1

0000796532	GULF COAST PANAMA JACK	A	R	1411 MOYLAN RD				PANAMA CITY BEACH	FL	32407	1

0000799119	HALLS WHOLESALE FLORIST	A	R	630 ANGIER AVE NE				ATLANTA	GA	30308-2904	1

0000800106	GREENS KING	A	R	2064 LOUIE CARTER RD				MAXVILLE	FL	02234		1

0000800613	HALLMARK MARKETING LLC	A	R	FEDI VENDOR	PO BOX 73627	ATT: SUE STARK		CHICAGO	IL	60673-7627	1

0000800916	FLAVORX INC	A	R	PO BOX 890855				CHARLOTTE	NC	28289-0855	1

0000801176	US FOODSERVICE	A	R	P 0 BOX 602292				CHARLOTTE	NC	28260	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000801381	MILOS TEA COMPANY INC	A	R	PO BOX 11407				BIRMINGHAM	AL	35246-1282	1

0000803475	MELLO JOY COFFEE CO	A	R	FEDI VENDOR	101 ROW 3			LAFAYETTE	LA	70508	1

0000803637	BMB FOODS LLC	A	R	FEDI VENDOR	PO BOX 141873			CORAL GABLES	FL	33114	1

0000803937	WATKINS MILLING COMPANY INC	A	R	PO BOX 828	2475 MOSLEY CHAPEL ROAD			WRENS	GA	30833-0828		1

0000804140	MACK LLC DBA KRISPY KREME	A	R	741 B HILLCREST RD				MOBILE	AL	36695	1

0000804203	FLOWERS BAKING CO OF BATON ROUGE	A	R	FEDI VENDOR	PO BOX 951578			DALLAS	TX	75395 1578	1

0000804204	BIMBO BAKERIES USA	A	R	PO BOX 841364				DALLAS	TX	75284-1364		1

0000804530	KASIM INTERNATIONAL CORP	A	R	FEDI VENDOR	7170 NORTHWEST 50TH STREET			MIAMI	FL	33166	1

0000805206	SUSHI WITH GUSTO	A	R	PO BOX 2445				GREER	SC	29652		1

0000805293	NAVAJO MANUFACTURING CO	A	R	5330 FOX STREET				DENVER	CO	80216-1630		1

0000805370	BARNARD NUT COMPANY	A	R	PO BOX 453636				MIAMI	FL	33245	1

0000806592	DON MICHAEL CIGARS CLASSIC	A	R	7386 SOUTH TAMIAMI TRAIL				SARASOTA	FL	34231	1

0000806761	HAY DISTRIBUTING INC	A	R	11140 RIVERS EDGE RD				PINEVILLE	NC	28134		1

0000807207	INTERMARK FOODS	A	R	1355 NW 97TH AVENUE				MIAMI	FL	33172	1

0000807725	LEE SAUSAGE COMPANY	A	R	1054 NEESES HIGHWAY				ORANGEBURG	SC	29115-9593		1

0000808019	RUDY’S CONFECTIONS INC	A	R	7150 NW 37TH AVENUE				MIAMI	FL	33147	1

0000808411	OSCAR CARLSTEDTS WHOLESALE FLORIST	A	R	1001 WEST GARDEN STREET	RALPH PENDO			PENSACOLA	FL	32501	1

0000808608	SOWELL J C WHOLESALE MTS	A	R	PO BOX 247				VADALIA	GA	30475		1

0000809630	MIAMI QUALITY PRODUCTS INC	A	R	C/O CAPCO FINANCIAL CORPORATION	PO BOX 102014			ATLANTA	GA	30368-2014	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000809698	MORGAN ICE COMPANY	A	R	PO BOX 1517				ROBERTSDALE	AL	36567	1

0000809837	KRISPY KREME	A	R	960 PATTON AVE				ASHEVILLE	NC	28806		1

0000809840	KRISPY KREME	A	R	980 W INTERNATIONAL SPEEDWAY BLVD				DAYTONA BEACH	FL	32114-3559	1

0000609844	KRISPY KREME	A	R	PO BOX 1966				MTRTLE BEACH	SC	29578		1

0000810273	GRANT FRUIT PROCESSING	A	R	8484 HIGHWAY 165				POLLOCK	LA	71467	1

0000810614	CUETARA AMERICA CO	A	R	DBA CENTRAL FOODS AND PASTRIES	15907 NW 52ND AVENUE			MIAMI LAKES	FL	33014-6201	1

0000814787	BEVERAGE SOUTH INC	A	R	1815 WILKINSON ROAD				AUGUSTA	GA	30904		1

0000815063	RICARDO M GONZALEA	A	R	7810 NW 189TH STREET				MIAMI	FL	33015

0000815141	MARTINS FAMOUS BAKERY	A	R	FEDI VENDOR	1000 POTATO ROLL LANE			CHAMBERSBURG	PA	17202-8897	1	1

0000815510	KRISPY KREME OF SOUTH FLORIDA LLC	A	R	500 NE SPANISH RIVER BLVD	SUITE 205			BOCA RATON	FL	33431	1

0000815701	REFRESHMENT SERVICE PEPSI	A	R	3400 SOLAR AVENUE				SPRINGFIELD	IL	52707-5713	1

0000815878	BREAD BIZZ	A	R	2020 FRANCIS AVENUE				MATAIRIE	LA	70003	1

0000816323	SOUTH GEORGIA BEVERAGE CO	A	R	2719 MIKE PADGETT HIGHWAY				AUGUSTA	GA	30906	1	1

0000816991	ELITE EXPORTS INC S A	A	R	FEDI VENDOR	1665 NW 102 AVENUE	SUITE 101		MIAMI	FL	33172	1

0000818533	PRINCE WHOLESALE CO INC	A	R	PO BOX 6056				ELBERTON	GA	30635		1

0000820623	G & K SERVICES OF BATON ROUGE	A	R	PO BOX 4856				JACKSON	MS	09296	1

0000821127	R&W FARM	A	R	147 FOLIAGE STREET				BOWMAN	SC	29108		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000822213	NETTLES SAUSAGE INC	A	R	190 S W COUNTY ROAD 240				LAKE CITY	FL	32025	1

0000822946	SWISHER HYGIENE	A	R	FEDI VENDOR	PO BOX 473526			CHARLOTTE	NC	28247-3526	1

0000823084	INTERSTATE BRANDS CORPORATION	I	R	PO BOX 1000	DEPT 546			MEMPHIS	TN	38148-0546	1

0000823531	AMERICAN GREETING CORPORATION	A	R	FEDI VENDOR	PO BOX 640782			PITTSBURGH	PA	15264		1

0000823851	BRIDGFORD MARKETING COMPANY	A	R	PO BOX 843251				LOS ANGELES	CA	90084		1

0000824291	MAURICE SPORTING GOODS	A	R	39807 TREASURY CENTER				CHICAGO	IL	60694-9800	1

0000825204	CARTER’S WHOLSALE MEATS	A	R	323 FIRETOWER ROAD N E				ORANGEBURG	SC	29118		1

0000825207	SAVANNAH COCA-COLA	A	R	FEDI VENDOR	PO BOX 1110			POOLER	GA	31322	1

0000825947	BEST VALUE FOODS	A	R	FEDI VENDOR	PO BOX 402457			MIAMI BEACH	FL	33140-0457	1

0000825964	PEPSI BOTTLING GROUP	I	R	USE #164839	PO BOX 75960			CHICAGO	IL	60675-5960		1

0000826278	MIAMI FOOD DISTRIBUTOR OF USA	A	R	2761 W 77 PLACE				HIALEAH	FL	33016	1

0000826650	OCHO RIOS MIAMI INC	A	R	3675 NW 71ST STREET				MIAMI	FL	33147	1

0000826681	ATLANTIC FISHERIES	A	R	FEDI VENDOR	8195 N W 67 STREET			MIAMI	FL	33166	1

0000827883	PEPSI COLA BOTTLING CO	A	R	PO BOX 535				BENNETTSVILLE	SC	29512		1

0000828278	FALCON RICE MILL INC	A	R	FEDI VENDOR	PO DRAWER 771			CROWLEY	LA	70526	1

0000828580	LOGO CHAIR DBA LOGO INC	A	R	117 SOUTHEAST PARKWAY				FRANKLIN	TN	37064		1

0000829489	PEPSI COLA BOTTLING CO	A	R	PO BOX 3886				FLORENCE	SC	29502		1

0000829502	AIRGAS DRY ICE	A	R	PO BOX 951873				DALLAS	TX	75395-1873	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000829913	RICHARDS CAJUN FOODS	A	R	PO BOX 414				CHURCH POINT	LA	70525	1

0000830102	BORGES DISTRIBUTORS INC	A	R	7860 NW 62ND STREET				MIAMI	FL	33166	1

0000832341	ADAMS EXTRACT REX FINE FOODS	A	R	PO BOX 670701				DALLAS	TX	75267-0701	1

0000832642	MARKYS OPTIMUS INC	A	R	1000 NW 159TH DRIVE				MIAMI GARDENS	FL	33169	1

0000832830	CAHABA PRODUCTS INC	A	R	PO BOX 691				SELMA	AL	36701	1

0000833355	ARIES MARKETING INC	A	R	PO BOX 602591				CHARLOTTE	NC	282622591Q	1	1

0080834072	PEARLSTINE DIST INC	I	R	USE #873070	1600 CHARLESTON REGIONAL			CHARLESTON	SC	29492		1

0000834074	RH BARRINGER DIST	A	R	1620 FAIRFAX ROAD				GREENSBORO	NC	27407		1

0000834075	SAVANNAH DIST COMPANY	A	R	PO BOX 1388				SAVANNAH	GA	31498		1

0000834114	CHAMPION BRANDS INC	A	R	5571 FLORIDA MINING BLVD S				JACKSONVILLE	FL	32257		1

0000834263	SHERWOOD FOOD DISTRIBUTORS	A	R	FEDI VENDOR	12499 EVERGREEN ROAD			DETROIT	MI	48228-1059	1

0000835282	ROMA FOODS GROUP INC	A	R	8900 NW 77TH COURT				MIAMI	FL	33166	1

0000835440	FULL POT OF FLOWERS	A	R	170 NE 33RD STREET				FT LAUDERDALE	FL	33334	1

0000837009	FLORIDA COCA COLA BOTTLING/DSD	A	R	DSD PAYMENTS ONLY	PO BOX 102519			ATLANTA	GA	30368-0519	1

0000837477	BSI PRODUCTS INC	A	R	9510 BERGER ROAD				COLUMBIA	MD	21046		1

0000837847	BAY VALLEY FOODS LLC	A	R	FEDI VENDOR	21077 NETWORK PLACE			CHICAGO	IL	50673-1210	1

0000838040	CRESCENT CROWN DISTRIBUTING	A	R	5900 ALMONASTER AVENUE	ATTN: ACCOUNTS RECEIVABLE DEPT			NEW ORLEANS	5	70126	1

0000838540	PASSION GROWERS	A	R	7915 NW 21ST STREET				MIAMI	FL	33122	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000838900	CARTER DISTRIBUTING	A	R	1307 BROAD ST				CHATTANOOGA	TN	37402		1

0000839405	SCHWAN’S FOOD SERVICE INC	I	R	USE #841129	DSD DIVISION NW 5054	PO BOX 1450		MINNEAPOLIS	MN	55485-5054		1

0000839730	B & B BEVERAGE	A	R	6401 WEST HAMILTON PARK DRIVE				COLUMBUS	GA	31909	1

0000839963	SUN & SKIN CARE RESEARCH LLC	A	R	DEPT 2133 SSCR DOMESTIC	PO BOX 11407			BIRMINGHAM	AL	35246-2133		1

0000840780	GLOBAL IMPORTS & EXPORTS DISTRIBUT. INC	A	R	13101 5611-1 COURT UNIT 805 & 806				CLEARWATER	FL	33760	1

0000841045	ANCO FINE CHEESE	A	R	FEDI VENDOR	149 NEW DUTCH LANE			FAIRFIELD	NJ	37004	1

1000841110	BURTON AND BURTON	A	A	325 CLEVELAND ROAD				BOGART	GA	30622	1

0000841129	SCHWAN’S CONSUMER BRANDS NORTH AMERICA	A	R	FEDI VENDOR/WARE HOUSE DIVISION	PO BOX 532066			ATLANTA	GA	30353-2066		1

0000841370	BIG SHOT/RC BEVERAGE CO	A	R	PO BOX 62774				NEW ORLEANS	LA	70162	1

0000842083	SEVEN UP SOUTHEAST	A	R	21431 NETWORK PLACE				CHICAGO	IL	30673-1731	1

0000842099	PANAMERICAN FOOD LLC	A	R	FEDI VENDOR	1375 NW 89 COURT			DORAL	FL	33172	1

0000842563	TAMA CORPORATION	A	R	1412 NW 82ND AVE				DORAL	FL	33126	1

0000842565	ANDERSON FARMS	A	R	4 WHITFIELD ROAD				OVETT	MS	39464	1

0000842567	KENNETH ALPHONSE	A	R	1715 CREOLE STREET				LAPLACE	LA	70068	1

0000842645	GREEK BOYS	A	R	744 ANCLOTE ROAD				TARPON SPRINGS	FL	34689	1

0000843043	YEYA PRODUCTS CORP	A	R	1025 E 24TH STREET				HIALEAH	FL	33013	1

0000843209	NORTH GEORGIA DIST CO	A	R	3 VILLA DRIVE				ROME	GA	30161		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000843505	STOCKDALE TECHNOLOGIES	A	R	104 COMMERCE STREET				LAKE MARY	FL	32746		1

0000843506	GAME MASTER	A	R	1624 DOLWICK DRIVE				ERLANGER	KY	41018		1

0000843763	EAGLE PACKING COMPANY INC	A	R	125 FRISCOVILLE AVENUE				ARABI	LA	70032	1

0000843909	A R DESSERTS	A	R	2629 QUARTER DECK COURT				KISSIMMEE	FL	34743	1

0000844274	POTTER INC	A	R	PO BOX 685				BRYAN	OH	43506		1

0000844364	ENERGY BEVERAGE MANAGEMENT LLC	A	R	14373 CREOSOTE ROAD STE A				GULFPORT	MS	39503	1

0000844598	AJEX USA INC	A	R	6759 EAST 50TH AVENUE				COMMERCE CITY	CO	80022	1

0000844772	BINGO DISTRIBUTORS INC	A	R	2525 WEST 4TH AVENUE				HIALEAH	FL	33010	1

0000845375	SEVEN UP SOUTHEAST	A	R	PO BOX 910433				DALLAS	TX	75391	1

0000845426	VICTOR KOSHER WINES INC	A	R	1720 HARRISON ST	SUITE 1815			HOLLYWOOD	FL	33020	1

0000845739	HEALTHTEX DISTRIBUTORS INC	A	R	3555 NW 41ST				MIAMI	FL.	33142	1	1

0000845990	ORIGINAL GRANDMA’S STYLE SNACKS INC	A	R	4847 EAST 10 COURT				HIALEAH	FL	33013	1

0000846169	MA TROPICAL FOODS CORP	A	R	PO BOX 56-3095				MIAMI	FL	33256	1

0000846654	SUSHI MANN SPREE	A	R	PO BOX 547115				SURFSIDE	FL	33154

0000846936	COOK’S SEAFOOD	A	R	PO BOX 950				CEDAR KEY	FL	32625	1

0000846937	RED BULL DISTRIBUTING TAMPA INC	A	R	FEDI VENDOR	5454 WEST CRENSHAW STREET			TAMPA	FL	33634	1

0000847079	BENDON PUBLISHING INTERNATIONAL INC	A	R	605 WESTLAKE DRIVE				ASHLAND	OH	44805	1

0000347265	GALLERIA FARMS INC	A	R	1500 NW 95 AVENUE				MIAMI	FL	33172	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000847668	PHILS BBQ	A	R	534 RANDOLPH AVENUE				EUFAULA	AL	36027	1

0000848131	INLAND SEAFOOD	A	R	PO BOX 450669				ATLANTA	GA	31145		1

0000849978	JOLO FLOWERS	A	R	13661 DEERING BAY DRIVE				MIAMI	FL	33158	1

0000850228	IBC SALES CORPORATION	I	R	PO BOX 100435				ATLANTA	GA	30384-0435	1	1

0000850229	IBC SALES CORPORATION	I	R	PO BOX 277389				ATLANTA	GA	30384-7389	1

0000850230	IBC SALES CORPORATION	I	R	PO BOX 405542				ATLANTA	GA	30384	1

0000850231	IBC SALES CORPORATION	I	R	PO BOX 62600	DEPARTMENT 1338			NEW ORLEANS	LA	70162-2600	1

0000850233	IBC SALES CORPORATION	I	R	PO BOX 100435				ATLANTA	GA	30384-0435	1

0000850583	PRIMO WATER CORPORATION	A	R	FEDI VENDOR	P 0 BOX 100125			COLUMBIA	SC	29202	1	1

0000850892	GLASS BARON INC	A	R	1601 DIAMOND SPRINGS ROAD				VIRGINIA BEACH	VA	23455		1

0000850998	CHESTER’S WHOLESALE BAIT CO	A	R	FEDI VENDOR	7831 MITTIE AVENUE			PANAMA CITY	FL	32404	1

0000851069	OHIOPYLE PRINTS INC	A	R	FEDI VENDOR	410 DINNER BELL ROAD			OHIOPYLE	PA	15470	1

0000851187	J&J PRODUCE COMPANY	A	R	105 FREDERICK STREET				HATTIESBURG	MS	39401	1

0000851350	HERR FOODS INC	A	R	PO BOX 300				NOTTINGHAM	PA	19362		1

0000851526	MIMI CONFECTIONS LLC	A	R	4636 LAKE LAWFORD COURT				BATON ROUGE	LA	70816	1

0000851589	ADAMS MILLING COMPANY INC	A	R	146 INDUSTRIAL DRIVE				DOTHAN	AL	36303-7008	1

0000851608	CITY NUT AND CANDY INC	A	R	2390 HAYES STREET				HOLLYWOOD	FL	33020	1

0000851807	SUN DELIGHTS INC DBA DH ASSOCIATES	A	R	PO BOX 970631				COCONUT CREEK	FL	33097	1

0000853578	MOVIES U BUY	A	R	FEDI VENDOR	PO BOX 265			MORGANTOWN	PA	19543	1

0000853993	FERRY MORSE SEED CO	A	R	PO BOX 933950				ATLANTA	GA	31193-3950	1

0000854151	INLAND SEAFOOD	A1	R	PO BOX 450689				ATLANTA	GA	131145		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000854818	ALNOUR DISTRIBUTORS INC	A	R	PO BOX 694347				MIAMI	FL	33269-1347	1

0000854829	AQUA PRODUCTS INTERNATIONAL INC	A	R	6901 OKEECHOBEE BLVD #D5 F4				WEST PALM BEACH	FL	33411	1

0000855656	NEWS GROUP - EAST SBT	A	R	FEDI VENDOR	1955 LAKE PARK DRIVE SUITE 400			SMYRNA	GA	30080	1	1

0000855760	GILDA INDUSTRIES INC	A	R	FEDI VENDOR	2525 WEST 4TH AVENUE			HIALEAH	FL	33010	1

0000856021	GRAN DIA BAKERY CORP	A	R	1660 W 31ST PLACE				HIALEAH	FL	33012	1

0000856169	STYLEMARK INC	A	R	ATTN ACCOUNTS RECEIVABLE	500 GEORGE WASHINGTON HIGHWAY			SMITHFIELD	RI	02917-1926	1

1000856179	PRIMARY ONE	A	R	66-31 OTTO ROAD				GLENDALE	NY	11385

0000856317	RECYCLED PAPER GREETINGS INC	A	R	FEDI VENDOR	3980 PAYSPHERE CIRCLE			CHICAGO	IL	50674	1

1000856642	CHAMPAGNE BEVERAGE N/A	A	R	ONE BUD PLACE				MADISONVILLE	LA	70447	1

0000856750	BP OF MIAMI INC	A	R	9705 NW 108TH AVENUE	SUITE 19			MIAMI	FL	33178	1

0000856885	I CONTROL	A	R	FEDI VENDOR	3919 NATIONAL DRIVE 2ND FLOOR			BURTONSVILLE	MD	20866	1	1

0000857187	KELLOGGS SNACKS	A	R	P O BOX 905861				CHARLOTTE	NC	28290		1

0000857380	RIVER ROADS	A	R	5712 TENNYSON DRIVE				BATON ROUGE	LA	70817	1

0000857401	AIRGAS SOUTHWEST	A	R	FEDI VENDOR	PO BOX 676031			DALLAS	TX	75267	1

0000857490	HILLS IMPORTS INC	A	R	PO BOX 669				QUAKERTOWN	PA	18951	1

0000858535	KEY LARGO FISHERIES	A	R	PO BOX 273				KEY LARGO	FL	33037	1

0000858922	MISSISSIPPI BEVERAGE SYSTEMS	A	R	FEDI VENDOR	10441 LEMOYNE BLVD			D’LBERVILLE	MS	39540	1

0000858953	UNCLE T COOKIES AND DISTRIBUTORS	A	R	3465 HWY 307 LOT 1				THIBODAUX	LA	70301	1

0000859159	GALIM CREAMERY CORPORATION	A	R	C/O THE SNACK PLACE	217 W 27TH ST			HIALEAH	FL	33010	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000859197	HOLTCAMP GREENHOUSES INC	A	R	PO BOX 78565				NASHVILLE	TN	37201	1

0000859264	DISMEX FOOD INC	A	R	12255 SW 133 COURT				MIAMI	FL	43186	1

0000859529	KRISPY KREME DOUGHNUT COMPANY	A	R	PO BOX 3272				GULFPORT	MS	39505	1

0000860116	TROPICAL CHEESE INDUSTRIES	A	R	840 NORTH HOAGLAND BLVD				KISSIMMEE	FL	34741	1

0000860422	BAKERS SERVICE OF SOUTH FLORIDA	A	R	17501 SW 99 ROAD				MIAMI	FL	33157	1

0000860551	RBH	A	R	4845 OAK ARBOR DRIVE				VALDOSTA	GA	41602	1

0000861373	HAROLD ROYCE KELLY	A	R	433 KELLY FARM ROAD				HAVANA	FL	32333	1

0000861413	BARKER SYRUP COMPANY	A	R	PO BOX 387				GRACEVILLE	FL	32440	1

0000861500	CAJUN WHOLESALE DISTRIBUTING INC	A	R	PO BOX 160				MAURICE	LA	70555	1

0000861608	CLARK BEVERAGE GROUP INC	A	R	PO BOX 3090				BOWLING GREEN	KY	42102	1

0000861707	GULF FLORIDA DOUGHNUTS INC	A	R	FEDI VENDOR	PO BOX 21128			TAMPA	FL	33622	1

0000861751	KINGSTON MIAMI TRADING	A	R	FEDI VENDOR	1465 NW 21ST TERRACE			MIAMI	FL	33142	1

0000861859	COASTAL FOOD DISTRIBUTION LLC	A	R	PO BOX 752				METAIRIE	LA	70004	1

0000861886	VAXSERVE INC	A	R	FEDI VENDOR	111 NORTH WASHINGTON AVENUE			SCRANTON	PA	18503	1	1

0000862034	EDDAS CAKE COMPANY	A	R	4400 SW 73RD AVENUE				MIAMI	FL	33155	1

0000862216	NATIONWIDE MEDICAL SURGICAL INC	A	R	14141 COVELLO STREET SUITE 6-C				VAN NUYS	CA	91405		1

0000862257	READY WIRELESS LLC	A	R	FEDI VENDOR	955 KACENA ROAD SUITE A			HIAWATHA	IA	52233	1

0000862383	NEWS GROUP - EAST NON SBT	A	R	FEDI VENDOR	1955 LAKE PARK DRIVE SUITE 400			SMYRNA	GA	30080	1	1

0000862386	WORLD TRADING CENTER INC	A	R	FEDI VENDOR	75 CORPORATE DRIVE			HAUPPAUGE	NY	11788	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor

0000862448	FLORIDA KEYS PANAMA JACK INC	A	R	30459 COCONUT HIGHWAY				BIG PINE KEY	FL	33043	1

0000862781	MCKESSON BRANDED	A	R	FEDI VENDOR	PO BOX 62816			NEW ORLEANS	LA	70162	1

0000862904	YUMMY FOODS, INC.	A	R	PO BOX 823297				PEMBROKE PINES	FL	33082	1

0000863442	ASD HEALTHCARE	A	R	PO BOX 848104				DALLAS	TX	75284-8104	1

0000863908	CELEBRATION FOODS	A	R	LOCKBOX 1027 PO BOX 8500				PHILADELPHIA	PA	19178-1027	1

0000863957	VALENTINI ITALIAN SPECIALTIES	A	R	11700 NW 102 ROAD SUITE 2				MEDLEY	FL	33178	1

0000864074	SUN VALLEY GROUP	A	R	3160 UPPER BAY RD				ARCATA	CA	95521	1

0000864139	PATRICK MCCALLS CRAB COMPANY	A	R	PO BOX 81				HORSESHOE BEACH	FL	32648	1

0000864222	BIMBO FOODS INC	A	R	FEDI VENDOR	PO BOX 644254			PITTSBURGH	PA	15264-4254	1	1

0000864254	SEVEN UP SNAPPLE SOUTHEAST	A	R	PO BOX 402443				ATLANTA	8	30384-2443	1	1

0000864582	KEHE DISTRIBUTORS INC	A	R	FEDI VENDOR	12740 GRAN BAY PARKWAY WEST STE 2200			JACKSONVILLE	FL	32258	1	1

0000864614	CULINARY COFFEE ROASTERS INC	A	R	1327 SE DIXIE HIGHWAY				STUART	FL	34994	1

0000864662	MCKESSON SPECIALTY CARE DIVISION	A	R	FEDI VENDOR	15212 COLLECTIONS CENTER DRIVE			CHICAGO	IL	60693	1

0000864923	SWEET JAZZY REDS, LLC	A	R	FEDI VENDOR	13443 N.W. 47TH AVENUE			MIAMI	FL	33054	1

0000865463	SDI SPECIALTY FOODS	A	R	3501 NW 67TH STREET				MIAMI	FL	33147	1

0000865611	WO DISTRIBUTING, LLC	A	R	PO BOX 4545				HIALEAH	FL	33014	1

0000865812	ENERGIZER PERSONAL CARE LLC	A	R	FEDI VENDOR	24234 NETWORK PLACE			CHICAGO	IL	60673-1234	1	1

0000865957	C AND P SEAFOOD	A	R	FEDI VENDOR	147 VAN LANE			DESTREHAN	LA	70047	1

0000865987	ARTWORK FOR EDUCATION	A	R	FEDI VENDOR	1464 E. 29TH ST.			SIGNAL HILL	CA	90755	1

0000865997	MARVELOUS FLAVORS INC	A	R	14209 S.W. 166 ST.				MIAMI	FL	33177	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000866096	NESTLE DSD COMPANY PIZZA	A	R	FEDI VENDOR	3852 COLLECTIONS CENTER DRIVE			CHICAGO	IL	60693	1	1

0000866105	RIVER PARISH FOODS LLC	A	R	16322 HWY 929				PRAIRIEVILLE	LA	70769	1

0000866602	NEW ORLEANS FISH HOUSE & SEAFOOD. LLC	A	R	921 SOUTH DUPRE ST.				NEW ORLEANS	LA	70125	1

0000866672	SPECIALTY FREIGHT AND COURIER	A	R	PO BOX 5922				JACKSONVILLE	FL	32247	1

0000866767	LABELLA HISPANIC SPECIALTY FOODS LLC	A	R	2900 NW 75TH STREET				MIAMI	FL	33147	1

0000866768	COCA COLA UNITED	A	R	FEDI VENDOR	PO BOX 2006			BIRMINGHAM	AL	35201	1

0000866878	LEO AND LEO CORPORATION	A	R	8255 NW 70 STREET				MIAMI	FL	33166	1

0000866885	EXPRESS COURIER INTERNATIONAL, INC	A	R	PO BOX 678576				DALLAS	TX	75267-8576	1

0000867026	MERCURY RETAIL SERVICES	A	R	FEDI VENDOR	PO BOX 18326			SAN ANTONIO	TX	78218	1

0000867318	JML USA, INC	A	R	644 ANTONE STREET	SUITE 6			ATLANTA	GA	30318	1

0000867325	HEARA INC	A	R	19595 NE 10TH AVENUE SUITE 53				NORTH MIAMI BEACH	FL	33179	1

0000867429	RED RIVER BEVERAGE GROUP L.LC.	A	R	410 HAMILTON RD				BOSSIER CITY	LA	71111	1

0000867446	AZAR AND COMPANY	A	R	P.O. BOX 5662				JACKSONVILLE	FL	32247-5662	1

0000867660	MSD CONSUMER CARE INC	A	R	FEDI VENDOR	LOCK BOX 100373			ATLANTA	GA	30384	1	1

0000867686	FIFO WIRELESS INC	A	R	FEDI VENDOR	10900 NW 21ST STREET SUITE 210			MIAMI	FL	33172	1

0000867945	MEGA BRAND ENTERPRISES	A	R	7981 NW 21 STREET				DORAL	FL	33122	1

0000867949	C&I COLLECTABLES	A	R	250 CLEARBROOK ROAD				ELMSFORD	NY	10804	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000867957	ROD’S SEAFOOD & DELI INC	A	R	FEDI VENDOR	5523 CLEVELAND RD			JACKSONVILLE	FL	32209	1

0000868330	QQE CORP.	A	R	11304 NW 58 TERRACE				DORAL	FL	33178	1

0000868379	CLASSIC MARKETING INC	A	R	PO BOX 1236				BENTON	LA	71006	1

0000868528	CHABBA FOOD DISTRIBUTION	A	R	9011 NW 117 ST				HIALEAH GARDENS	FL	33018	1

0000868536	SUSHI YUM	A	R	PO BOX 547115				SURFSIDE	FL	33154	1

0000868584	BISSELL RENTAL. LLC.	A	R	FEDI VENDOR	PO BOX 1888			GRAND RAPIDS	MI	49501-1888	1

0000868607	FRESH DISTRIBUTING CO. LLC	A	R	515J MAGNOLIA ROAD				LUMBERTON	MS	39455	1

0000868673	USA HAM LLC	A	R	463 W 28TH STREET				HIALEAH	FL	33010	1

0000868689	GLENWOOD HOLIDAY PECANS	A	R	150 GLENWOOD LANE				BIRMINGHAM	AL	35242	1

0000868694	JAL DISTRIBUTOR LLC	A	R	2369 WEST 80TH ST	SUITE #1			HIALEAH	FL	33016-7303	1

0000868853	ALABAMA’S ORGANIC DAIRY PRODUCTS,LLC.	A	R	FEDI VENDOR	5539 NORTH STATE HWY 103			SLOCOMB	AL	36375	1

0000868860	TPA BEACH SUPPLY. LLC	A	R	3030 PRICHARD STREET				ASHLAND	KY	41102	1	1

0000868943	PARMED PHARMACEUTICALS INC	A	P	FEDI VENDOR	4220 HYDE PARK BLVD			NIAGARA FALLS	NY	14305		1

0000869095	AVIV FOODS INC	A	R	500 S FEDERAL HWY #143				HALLANDALE	FL	33008	1

0000869141	ABRACO GROUP (SC	A	R	PO BOX 141873				CORAL GABLES	FL	33114	1

0000889195	HPF DISTRIBUTORS	A	R	10871 NW 122ND STREET				MEDLEY	FL	33178	1

0000869219	BROTHER JOHN FOODS LLC	A	R	FEDI VENDOR	140 BELLE TERRE BLVD	SUITE D285		LAPLACE	LA	70068-3343	1

0000869241	ROYAL FOOD DISTRIBUTORS, INC.	A	R	P.O. BOX 402283				MIAMI BEACH	FL	33140	1

0000869349	PURA VIDA DAIRY, INC.	A	R	FEDI VENDOR	3130 W 84TH ST UNIT #1			HIALEAH	FL	33018	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000869512	TMG CO LLC	A	R	1718 BRIARCREST DR	STE 100			BRYAN	TX	77802	1

0000869515	MASTER MAINTENANCE NATIONAL INC	A	R	PO BOX 601				BELLEVILLE	MI	48112	1

0000869663	AARON’S BEST PITA	A	R	1050 ALI BABA AVE				OPA LOCKA	FL	33054	1

0000869744	BACK 9 DIPS LLC	A	R	5025 W LEMON ST	#200			TAMPA	FL	33606	1

0000869789	PERUVIAN IMPORT CO. INC.	A	R	88 SOUTH ST				PASSAIC	NJ	07055	1

0000869846	LOLE’S CAKE FACTORY	A	R	247 SW 8 STREET	SUITE 357			MIAMI	FL	33130	1

0000869851	SNOWDEN’S SAUSAGE	A	R	P.O. BOX 129				ANDALUSIA	AL	36420	1

0000870165	RK CATERERS, INC.	A	R	FEDI VENDOR	317 MIRACLE MILE			CORAL GABLES	FL	33134	1

0000870260	GENERAL FOOD & BEVERAGE	A	R	9705 NW 108 AVE SUITE # 19				MIAMI	FL	33178	1

0000870287	PINNACLE IMPORTS INC.	A	R	3075 MORGAN ROAD				BESSEMER	AL	30522	1

0000870316	RUSH WINES	A	R	2516 COMMERCE SQ. WEST				IRONDALE	AL	35210	1

0000870579	CENTER PET PHARMACY	A	R	7616 STANDISH PLACE				ROCKVILLE	MD	20855	1

0000870757	BLACKHAWK NETWORK INC	A	R	FEDI VENDOR HAND SETS	PO BOX 932859			ATLANTA	GA	31193	1	1

0000871042	PROMOTING DSD LLC	A	R	6812 NW 77TH COURT				MIAMI	FL	33166	1

0000871055	IMPASTATO FAMILY WHOLESALERS, LLC	A	R	1925 W. GAUSE BLVD.				SLIDELL	LA	70460	1

0000871093	MONDELEZ GLOBAL LLC	A	R	FEDI VENDOR	PO BOX 70064			CHICAGO	IL	60673	1	1

0000871126	PHILLIPS BARK PROCESSING CO INC	A	R	BOX 1395				BROOKHAVEN	MS	39602	1

0000871191	OLDCASTLE ARCHITECTURAL	A	R	P.O BOX 281479				ATLANTA	GA	30384	1	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872320	RESTAURANT TECHNOLOGIES INC	A	R	12962 COLLECTIONS CENTER DR				CHICAGO	IL	60693		1

0000872540	A B BEVERAGE CO INC	A	R	1983 RICHLAND AVE EAST				AIKEN	SC	29801		1

0000872541	A B BEVERAGE CO INC	A	R	665 INDUSTRIAL PARK DR				EVANS	GA	30809		1

0000872542	ABRAMS FOOD CO	A	R	3550 GORDON HWY				GROVETOWN	GA	30813		1

0000872543	ALEXANDERS HAM COMPANY	A	R	BOX 57				LANDIS	NC	28088		1

0000872545	KRISPY KREME LOWCOUNTRY	A	R	PO BOX 1198				MYRTLE BEACH	SC	29578		1

0000872546	AURORA WORLD INC	A	R	8820 MERCURY LANE				PICO RIVERA	CA	90660		1

0000872547	BLALOCK MEATS	A	R	193 PONDEROSA RD				RABUN GAP	GA	30568		1

0000872549	R O’S BARBECUE DIST CO	A	R	1315 GASTON AVE				GASTONIA	NC	28054		1

0000872550	CAROLINA PRODUCE CO	A	R	121 WEST RIVER ST				ANDERSON	SC	29624		1

0000872551	COUNT’S SAUSAGE CO	A	R	BOX 390				PROSPERITY	SC	79127		1

0000872552	DEW DROP FARM	A	R	302 FOSTER RD				MOCKSVILLE	NC	27028		1

0000872553	B&B DISTRIBUTORS INC	A	R	1600 PORTER RD				ROCK HILL	SC	29730		1

0000872554	BDT BEVERAGE LLC	A	R	2712 WESTWOOD DR				NASHVILLE	TN	37204		1

0000872555	AUGUSTA MAGAZINE	A	R	P0 BOX 1405				AUGUSTA	GA	30903		1

0000872556	DOWD’S BARBEQUE	A	R	BOX 666				NEWBERRY	SC	29108		1

0000872557	BEALER WHOLESALE	I	R	USE #872987	7505 STATESVILLE RD			CHARLOTTE	NC	28269		1

0000872558	BUDWEISER OF CHATTANOOGA	A	R	P O BOX 819				SODDY DAISY	TN	37384		1

0000872559	BEN ARNOLD SUNBELT BEV CO	A	R	P O BOX 480				RIDGEWAY	SC	29130		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872560	CHAPARRAL NURSERY	A	R	404 N MANO DR				MONCKS CORNER	SC	29461		1

0000872561	FRANK C CORRIHER’S BEEF	A	R	P O BOX 133				LANDIS	NC	28088		1

0000872562	BEST OF BEERS LLC	A	R	161313 MAIN AVE DR NW				HICKORY	NC	28601		1

0000872563	BETTER BRANDS	A	R	P O BOX 1019				MYRTLE BEACH	SC	29577		1

0000872564	BEVERAGE SOUTH COL	A	R	265 METROPOLITAN DR				WEST COLUMBIA	SC	29170		1

0000872565	CAROLINA FLORIST SUPPLY	A	R	1131 PLANTATION ROAD				ANDERSON	SC	29621		1

0000872567	BLACKWELL MILL LLC	A	R	1304 VOX HIGHWAY				JOHNSONVILLE	SC	29555		1

0000872568	COWARD WHOLESALE FLORIST	A	R	4 DOGWOOD RD				ASHEVILLE	NC	28806		1

0000872570	G & W INC	A	R	938 G W PACKING RD				HICKORY GROVE	SC	29717		1

0000872571	BACON & COMPANY	A	R	P O BOX 78				KNOXVILLE	TN	37901		1

0000872572	D & B ENTERPRIZES	A	R	P O BOX 1848				EASLEY	SC	29641		1

0000872573	CAPTAIN DENNIS INC	A	R	1026 LU LU LOOP				MURRELLS INLET	SC	29576		1

0000872574	DECKS WHOLESALE	A	R	FEDI VENDOR	2501 PINE GROVE RD			RINGGOLD	GA	30736		1

0000872575	HUNTER’S LIVER MUSH	A	R	98 POTEAT ROAD				MARION	NC	28752		1

0000872576	DERITA FLORAL SUPPLY	A	R	2019 SUGAR CREEK RD WEB				CHARLOTTE	NC	28262		1

0000872577	BUDWEISER OF SPARTANBURG	A	R	P O BOX 170009				SPARTANBURG	SC	29301		1

0000872578	BUDWEISER OF ASHEVILLE	A	R	P O BOX 817				SKYLAND	NC	28776		1

0000872579	JENKINS FOODS INC	A	R	2119 NEW HOUSE RD				SHELBY	NC	28150		1

0000872581	KNIGHTS BUTCHERING & PROCESSING CO INC	A	R	595 PEBBLE ROAD				KEYSVILLE	GA	30816		1

0000872582	CANIPES CANDY CITCHEN	A	R	1500 E HWY 9				LONGS	SC	29568		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872585	LANCASTER FROZEN FOODS	A	R	300 E GAY STREET				LANCASTER	SC	29720		1

0000872586	MURRAY’S LINKS & SAUSAGES	A	R	1667 MEETING STREET				CHARLESTON	SC	29405		1

0000872587	LEE’S BARBEQUE	A	R	346 SID LEE ROAD				WATERLOO	SC	29384		1

0000872588	MCLEMORE’S ABATTOIR INC	A	R	1912 CENTER DR				VIDALIA	GA	30474		1

0000872589	GA STATE WHOLESALE FLORIS	A	R	2913 WASHINGTON RD				AUGUSTA	GA	30909		1

0000872590	CHOICE BOOKS NORTHERN VA	A	R	10100 PIPER LANE				BRISTOW	VA	20136		1

0000872591	CLARK DIST CO	A	R	FEDI VENDOR	300 FREEHILL ROAD			HENDERSONVILLE	TN	37075		1

0000872592	CLONCE FOOD DIST	A	R	P O BOX 15565				ASHEVILLE	NC	28813		1

0000872593	CIGAR ROW	A	R	359 WANDO PLACE DR STE A				MT PLEASANT	SC	29464		1

0000872594	PALMETTO PEANUTS	A	R	218 DRIFTWOOD DR				GREENWOOD	SC	29649		1

0000872595	HMR BETTER LIFE FOR ALL L	A	R	FEDI VENDOR	P O BOX 974			MT PLEASANT	SC	29465		1

0000872596	OAK VALLEY MEAT PROCESSIN	A	R	4630 OAK VALLEY RD				TOCCOA	GA	30577		1

0000872597	RADD DEW’S BARBEQUE	A	R	3430 HWY 701 SOUTH				CONWAY	SC	29527		1

0000872598	REEVES & REEVES ENTERPRIS	A	R	1265 OLD LOUISVILLE RD				MILLEN	GA	30442		1

0000872599	REVEL’S BARBEQUE CENTER	A	R	685 HWY 15-401 E				BENNETTSVILLE	SC	29512		1

0000872600	LOWCOUNTRY SHELLFISH CO	A	R	7195 BRYHAWKE CIRCLE				CHARLESTON	SC	29418		1

0000872602	COCA COLA BOTTLING	A	R	P O BOX 11407 DRAW 0585				BIRMINGHAM	AL	35246		1

0000872603	LUKE STRATTON	A	R	175 GREENLEE RD				RUTLEDGE	TN	37861		1

0000872604	SNOW CREEK MEAT	A	R	329 SNOW CREEK ROAD				SENECA	SC	29678		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872606	TUFFY’S PRODUCE	A	R	P O BOX 309				RAVENEL	SC	29470		1

0000872607	THOMAS BROTHERS HAM CO	A	R	1852 GOLD HILL RD				ASHEBORO	NC	27203		1

0000872608	TOWN & COUNTRY	A	R	BOX 88				THOMSON	GA	30824		1

0000872611	WILSON PROCESSING CO	A	R	P O BOX 18				RICHLAND	SC	29675		1

0000872612	COKEM INTERNATIONAL LTD	A	R	25058 NETWORK PLACE				CHICAGO	IL	60673		1

0000872614	A TOUCH OF COUNTRY MAGIC	A	R	58 CINNAMON WAY				CLEVELAND	GA	30528		1

0000872615	CROWN BEVERAGE	A	R	916 WEST DARLINGTON ST				FLORENCE	SC	29501		1

0000872616	DANNUNZIOS BREAD	A	R	2997 WOODBERRY CT				LITTLE RIVER	SC	29566		1

0000872617	EAGLE ROCK NORTH DISTRIBU	A	R	340 HOWELL DR				DALTON	GA	30721		1

0000872618	NIX WHOLESALE FLORIST	A	R	P O BOX 614				HAMPTON	SC	29924		1

0000872620	FLOWERS BAKING OPELIKA	A	R	P O BOX 847871				DALLAS	TX	75284		1

0000872621	FRANKENSTEIN MILLS	A	R	1630 BERKLEY CIRCLE				CHATTANOOGA	TN	37405		1

0000872623	GOIN’ NUTS	A	R	P O BOX 1247				ST HELENA	SC	29920		1

0000872624	GRANDSTRAND MAGAZINE	A	R	P O BOX 1794				MT PLEASANT	SC	29465		1

0000872625	GREENCO BEVERAGE	A	R	297 COMMERCE RD				GREENVILLE	SC	29611		1

0000872626	GRAND IDEAS INC	A	R	14 LORD ASHLEY DRIVE				CHARLESTON	SC	29407		1

00008726228	ARCHER ENTERPRISES	A	R	751 GREEN POND RD				CLOVER	SC	29710		1

0000872630	HICKORY HILL MILK	A	R	150 FAULKNER MTN RD				EDGEFIELD	SC	29824		1

0000872631	HILTON HEAD POPCORN	A	R	492-A LAMESA ROAD				MOUNT PLEASANT	SC	29464		1

0000872632	INTERSTATE BRANDS	I	R	P O BOX 405872				ATLANTA	GA	30384		1

0000872633	IMPERIAL DISTRIBUTORS INC	A	R	PO BOX 4797				BOSTON	MA	02212		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872634	JOY VENTURES LLC	A	R	3702 W GENTRY DR				FLORENCE	SC	29501		1

0000872636	KW ASSOCIATES LLC	A	R	P O BOX 684				COLUMBIA	SC	29202		1

0000872637	KW ASSOCIATES LLC	A	R	P O BOX 187				PIEDMONT	SC	29673		1

0000872638	ROCKWELL FARMS	A	R	332 ROCKWELL FARMS RD				ROCKWELL	NC	28138		1

0000872639	S C SPECIALTY CUT FLOWERS	A	R	2122 HWY 378 W				LEXINGTON	SC	29072		1

0000872640	LAND O SUN DAIRIES LLC	A	R	BOX 60498				CHARLOTTE	NC	28260		1

0000872641	SHAN YOMA SUSHI	A	R	1791 CHASE MEADOWS CIRCL				HIXSON	TN	37343		1

0000872642	LEON FARMER & CO	A	R	P O BOX 1352				ATHENS	GA	30603		1

0000872643	LEWIS BAKERIES INC	A	R	1957 MOMENTUM PLACE				CHICAGO	IL	30689		1

0000872645	LIQUID CULTURE ENTERPRISE	A	R	NORTH PIER A SUITE C				N CHARLESTON	SC	29405		1

0000872646	TENNESSEE WHOLESALE FLORI	A	R	1715 MCCALLIE AVE				CHATTANOOGA	TN	37404		1

0000872647	INTERSTATE BRANDS	I	R	P O BOX 405542				ATLANTA	GA	30384	1	1

0000872648	ME & MY BIG IDEAS INC	A	R	20321 VALENCIA CIRCLE				LAKE FOREST	CA	92630		1

0000872649	MR B’S RESTAURANT	A	R	P O BOX 50				LYDIA	SC	29079		1

0000872650	MURFREESBORO PURE	A	R	P O BOX 1526				MURFREESBORO	TN	37133		1

0000872651	THE CRAB CAKE LADY COMPAN	A	R	P O BOX 302				MURRELLS INLET	SC	29576		1

0000872652	VVHITCO PRODUCE CO	A	R	200 VAN BUREN DR				DALTON	GA	30721		1

0000872654	NEWMARK MEDIA	A	R	PO BOX 677704				DALLAS	TX	75267		1

0000872655	OLD MILL GENERAL STORE L	A	R	110 GORDON ST				CHICKAMAUGA	GA	30707		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872656	ON THE GO HOSIERY	A	R	1820 BRIARWOOD INDUST CT STE B				ATLANTA	GA	30329		1

0000872657	ORANGEBURG DIST INC	A	R	685 SPRINKLE AVE				ORANGEBURG	SC	29115		1

0000872658	PEPSI GREENVILLE	A	R	BOX 3830				FLORENCE	SC	29502		1

0000872659	PEPSI-COLA	A	R	P O BOX 550				HICKORY	NC	28603		1

0000872660	PIEDMONT CHEERWINE	A	R	P O BOX 697				SALISBURY	NC	28144		1

0000872662	PROKAY COMMUNICATIONS	A	R	6175 HICKORY FLAT HIGHWA				CANTON	GA	30115		1

0000872663	GENCO PHARMACEUTICAL	A	R	4677 SOLUTIONS CENTER				CHICAGO	IL	60677		1

0000872664	UNITED BEVERAGE OF NC	A	R	P O BOX 818				HICKORY	NC	28603		1

0000872665	RECOVERIES UNLIMITED	A	R	P O BOX 22234				HILTON HEAD	SC	29925		1

0000872666	SW SHUMPERT MILK LLC	A	R	4396 CALKS FERRY RD				LEESVILLE	SC	29070		1

0000872667	SUN IMAGE DIST	A	R	809-A SEABOARD ST				MYRTLE BEACH	SC	29577		1

0000872668	SOUTH ART INC	A	R	P O BOX 5304				HILTON HEAD	SC	29928		1

0000872669	SOUTHERN RECIPE FOODS	A	R	2020 CRUTCHFIELD ST				CHATTANOOGA	TN	37406		1

0000872670	SPECIALTY FOODS SOUTH LL	A	R	P O BOX 13615				CHARLESTON	SC	29422		1

0000872671	STANDARD DIST INC	A	R	P O BOX 68				GASTONIA	NC	28054		1

0000872672	SPINNAKER PUBLISHING LLC	A	R	3622 OLD PETERSBURG RD				MARTINEZ	GA	30907		1

0000872673	STRICKLAND SAUCE CO	A	R	P O BOX 6587				ATHENS	GA	30604		1

0000872674	STUMPS BBO LLC	A	R	206 JOHNS CREEK RD				HODGES	SC	29653		1

0000872675	SUN DROP BTLG CO	A	R	P O BOX 305				CONCORD	NC	28025		1

0000872676	TENN CROWN DIST	A	R	P O BOX 5068				CHATTANOOGA	TN	37406		1

0000872677	THE RIGHT CO	A	R	3006 PARK AVE				AUGUSTA	GA	30909		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872678	TOP SHELF BEVERAGE DIST	A	R	P O BOX 5326				FLORENCE	SC	29502		1

0000872679	TONY’S ICE CREAM CO	A	R	604 E FRANKLIN BLVD				GASTONIA	NC	28054		1

0000872681	UTZ QUALITY FOODS	A	R	P O BOX 338				HANOVER	PA	17331		1

1000872683	UNCLE ALBERTS FAMOUS BBQ	A	R	105 FIRST ST				DARLINGTON	SC	29532

0000872688	UNITED DISTRIBUTORS	I	R	P O BOX 724448				ATLANTA	GA	30339		1

0000872695	NATIONAL DIST	A	R	1414 MILLS B LANE BLVD				SAVANNAH	GA	31405		1

0000872699	NORTHEAST SALES	A	R	P O BOX 1463	I			ATHENS	GA	30603		1

0000872732	TARVER DISTRIBUTING CO	A	R	P O BOX 433				CHARLESTON	TN	37310		1

0000872738	MEDICINE ON TIME	A	R	P O BOX 17660				BALTIMORE	MD	21297		1

0000872739	RELAYHEALTH	A	R	P O BOX 403421				ATLANTA	GA	30384		1

0000872741	SWEETWATER VALLEY FARMS	A	R	17988 WEST LEE HWY				PHILADELPHIA	TN	37846		1

0000872744	COCA COLA OF ROCK HILL	A	R	P O BOX 37000				ROCK HILL	SC	29732		1

1000872745	PIEDMONT COCA COLA BOTTLI	A	R	P O BOX 751302				CHARLOTTE	NC	28275		1

0000872747	COCA COLA BOTTLING CO UNI	A	R	PO BOX 11407 DRAWER 0585				BIRMINGHAM	AL	35246		1

0000872748	COCA COLA BOTTLING CO UNI	A	R	PO BOX 11407 DRAWER 0374				BIRMINGHAM	AL	35246		1

0000872749	COCA COLA BOTTLING CO UNI	A	R	PO BOX 11407 DRAWER 0358				BIRMINGHAM	AL	35246		1

0000872750	COCA COLA BOTTLING CO UNI	A	R	PO BOX 11407 DRAWER 0647				BIRMINGHAM	AL	35246		1

0000872751	COCA COLA REFRESHMENTS US	A	R	PO BOX 723040				ATLANTA	GA	31139		1

0000872752	CRIMSOM CUP INC	A	R	SUITE 400				COLUMBUS	OH	43205		1

0000872754	C & C OXYGEN CO	A	R	3615 ROSSVILLE BLVD				CHATTANOOGA	TN	37407		1

0000872755	CAROLINA FLORIST SUPPLY	A	R	1131 PLANTATION RD				ANDERSON	SC	29621		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872756	CO-OP GAS INC	A	R	P O BOX 27				PAULINE	SC	29374		1

0000872757	COWARD WHOLESALE FLORIST	A	R	4 DOGWOOD RD				ASHEVILLE	NC	28806		1

0000872758	DECKS WHOLESALE	A	R	FEDI VENDOR	2501 PINE GROVE RD			RINGGOLD	GA	30736		1

0000872759	DERITA FLORAL SUPPLY	A	R	2019 SUGAR CREEK RD				CHARLOTTE	NC	28262		1

0000872760	GA STATE WHOLESALE FLORIS	A	R	2913 WASHINGTON RD				AUGUSTA	GA	30909		1

0000872763	TENNESSEE WHOLESALE FLORI	A	R	1715 MCCALLIE AVE				CHATTANOOGA	TN	37404		1

0000872764	CRIMSON CUP INC	A	R	SUITE 400				COLUMBUS	OH	43205		1

0000872765	WESBYS PRODUCTS & SERVIC	A	R	112 INDIAN CREEK TRAIL				AIKEN	SC	29803		1

0000872766	SUNBURST TROUT CO	A	R	P O BOX 1484				WAYNESVILLE	NC	28786		1

0000872767	BENJAMIN’S BAGEL BAKERY	A	R	810 THIRD AVENUE SOUTH				SURFSIDE BEACH	SC	29575		1

0000872768	KRISPY KREME - CORPORATE	A	R	P O BOX 83				WINSTON-SALEM	NC	27102		1

0000872769	KRISPY KREME - AUGUSTA	A	R	P O BOX 569				AUGUSTA	GA	30903		1

0000872770	BLUFF VIEW ART DISTRICT	A	R	411 EAST SECOND STREET				CHATTANOOGA	TN	37403		1

0000872771	ORANGEBURG COCA-COLA	A	R	P O BOX 404				ORANGEBURG	SC	29115		1

0000872772	THE ORIGINAL HONEY BAKED	A	R	3875 MANSELL RD				ALPHARETTA	GA	30022		1

0000872790	YOUKOSO SUSHI LLC	A	R	4320 DEERWOOD LAKE PKWY STE 101				JACKSONVILLE	FL	32216	1

0000872845	CARDINAL HEALTH	A	P	FEDI VENDOR	5555 GLENDON COURT			DUBLIN	OH	43016		1

0000872860	MAYFIELD DAIRY FARMS MILK	A	R	P O BOX 933321				ATLANTA	GA	31193		1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000872861	ANDA INC	A	R	2915 WESTON ROAD				WESTON	FL	33331		1

0000872862	SHATLEY FARMS	A	R	P O BOX 697				WEST JEFFERSON	NC	28694		1

0000872863	SOUTHERN WINE & SPIRITS	A	R	P O BOX 996				COLUMBIA	SC	29202		1

0000872865	PINCHERS LW	A	R	5268 PLEASURE ST.				BAY ST. LOUIS	MS	39520	1

0000872868	BFN OPERATIONS LLC	A	R	TN DIVISION DEPT 2485				TULSA	OK	74182		1

0000872870	KLK HOLDINGS SPORTS IMAGE	A	R	FEDI VENDOR	820 NORTH 20TH AVE			HIAWATHA	IA	52233		1

0000872871	SMITH MILLS LLC	A	R	FEDI VENDOR	P O BOX 6159			ANDERSON	SC	29623		1

0000872879	PEE DEE SAUCE CO	A	R	115 NEEDLE LANE				ROCKINGHAM	NC	28379		1

0000872881	L & R DISTRIBUTORS INC	A	R	9301 AVENUE D				BROOKLYN	NY	11236		1

0000872905	S L DISTRIBUTION COMPANY INC	A	R	FEDI VENDOR	PO BOX 6917			HANOVER	PA	17331	1	1

0000872940	CADBURY SCHWEPPES BEVERAGE	A	R	7-UP/RC BOTTLING	P O BOX 504547			ST LOUIS	MO	63150		1

0000872987	ADAM BEVERAGE OF NC LLC	A	R	7505 STATESVILLE RD				CHARLOTTE	NC	28269		1

0000873070	SOUTHERN EAGLE OF SOUTH CAROLINA LLC	A	R	1600 CHARLESTON REGIONAL				CHARLESTON	SC	29492		1

0000873071	SOUTHERN EAGLE OF SOUTH CAROLINA US	A	R	1600 CHARLESTON REGIONAL				CHARLESTON	SC	29492		1

0000873096	KEHE DISTRIBUTORS INC	I	R	USE #864582 FEDI VENDOR	12740 GRAN BAY PARKWAY WEST STE 2200			JACKSONVILLE	FL	32258		1

0000873136	JAMES DEVEY GROUP	A	R	4500 NORTH FLAGLER DRIVE A11				WEST PALM BEACH	FL	33407	1

0000873181	PETTING ZOO	A	R	7222 PARKWAY DRIVE				HANOVER	MD	21076		1

0000874037	DALMATIAN PRESS LLC	A	R	PO BOX 403503				ATLANTA	GA	30384-3503		1

0000874170	AGP LLC	A	R	FEDI VENDOR	24 Vine Street			Everett	MA	02149	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0000875646	WASABI SUSHI	A	R	1344 YOUNG DR				COLUMBIA	SC	29210		1

0000875707	KRUGER LTD INC	A	R	76 HWY 57 SOUTH				LITTLE RIVER	SC	29566		1

0010100121	FOR SALE BY OWNER	A	R		P O BOX 538			LIVE OAK	FL	320600000	1

0010100338	TALLAHASSEE BOTTLJNG CO	A	R	3400 SOLAR AVENUE				SPRINGFIELD	IL	32707-5713	1

0010200465	GATOR HAMMOCK	A	R		P O BOX 360 HWY 29			FELDA	FL	339300000	1

0010300115	STAR BAKERY INC	A	R		3914 N.W. 32 AVE			MIAMI	FL	331420000	1

0010300119	CRUZ BAKERY	A	R	4330 EAST 10TH LANE				HIALEAH	FL	330130000	1

0010700318	MERIDIAN COCA COLA	A	R	FEDI VENDOR	PO BOX 5207			MERIDIAN	MS	393010000	1

0010700358	PEPSI COLA BOTTLING	A	R	PO DRAWER 1009				ATMORE	AL	385029000	1

0010700372	PEPSI COLA BOTTLING	A	R	PO BOX 226				LUVERNE	AL	360490000	1

0010700414	CHAMPIONS RC COLA DISTRIBUTORS	A	R	14 COTTON HILL RD				EUFAULA	AL	360270000	1

0010700442	BROWN BOTTLING GROURINC	A	R	PO BOX 3186				RIDGELAND	MS	39158-3186	1

0010700610	PILLETERI’S SEASONING IN	A	R	813 SHADES CREST ROAD				BIRMINGHAM	AL	352260000	1

0010700930	HALL-NAMIE PACKING CO	A	R	PO BOX 11488				CHICKASAW	AL	366710488	1

0010700931	DERAMUS SAUSAGE COMPANY	A	R		1697 COUNTY RD 10			BOOTH	AL	360080000	1

0010700939	THOMPSON MEAT SUPPLY CO	A	R	7791T JAR DRIVE				PENSACOLA	FL	325260000	1

0010800173	LANGLINAIS BAKING CO	A	R	FEDI VENDOR	815 SO ST ANTOINE STREE			LAFAYETTE	LA	705010000	1

0010800175	LE JEUNE BAKERY	A	R		P O BOX 367			JEANERETTE	LA	705440000	1

0010800188	OROWEAT FOODS COMPANY	A	R	PO BOX 841364				DALLAS	TX	75284-1364	1

0010800285	NEW ORLEANS COFFEE CO	A	R	P O BOX 55985				METAIRIE	LA	70055-5985	1

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

VENDOR ID	NAME 1	VENDOR STATUS	VENDOR CLASS	ADDRESS 1	ADDRESS 2	ADDRESS 3	ADDRESS 4	CITY	STATE	POSTAL	WD Vendor	BI-LO Vendor
0010800584	POPS GOLDEN GEMS	A	R	P O BOX 227				GRAND COTEAU	LA	705410000	1

0010800780	EARL J DOESCHER & CO	A	R	PO BOX D				ARABI	LA	70032-0566	1

0010800782	ECONOMICAL WHOLESALE	A	R		6721 HWY 1 BOX 460			BELLE ROSE	LA	703410000	1

0011100162	KRISPY KREME DONUT CO	A	R	PO BOX 731557				ORMOND BEACH	FL	32173-1557	1

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Orangeburg Distributors Co.	10899		x
Standard Distributors	10881		x
B & B Distributors -SC	10860		x
Bud of Columbia	1081		x
Budweiser of Spartanburg, Inc.	11810		x
A.B. Beverage	10836		x
A.B. Beverage - Aiken	10838		x
Bud of Greenville	10810		x
Carolina Beer Co., Inc.	10852		x
Better Brands	10843		x
Best of Beers, The	10847		x
Associated Brands	10642		x
Carter Distributing Company	10702		x
Empire Distributors, Inc. - Atlanta	10647		x
Southern Wine & Spirits - SC	10625		x
Mutual Distributing Company	10875		x
Chris Yahnis Coastal	10828		x
Chris Yahnis Corp	10846		x
Empire Distributors, Inc. - Charlotte	1365		x
Empire Distributors, Inc. - Asheville	10864		x
Ben Arnold Dist. - Corporate #1	10606		x
United Distributors - Atlanta	20304		x
Comer Distributing	10858		x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
R.H. Barringer Distributing Co.	10880		x
Savannah Distributing	10603		x
R. S. Lipman Company	10931		x
National Distributing Co. - Atlanta	10628		x
Tryon Distributing Co.	50446		x
Northeast Sales Dist - Winder	10650		x
United Distributors - Savannah	20003		x
Tennessee Crown - Chattanooga	10915		x
Classic City Beverage	10861		x
National Distributing Co. - Savannah	10637		x
Leon Farmer & Co. - Gainesville	10863		x
Leon Farmer & Co. - Athens	10863		x
United Beverages of NC - Hickory	10675		x
United Beverages of NC - Salisbury	10920		x
Fox Distributing Co., Inc.	10903		x
Quality Wine & Spirits - GA	10930		x
General Wholesale - Augusta	10632		x
General Wholesale - Marietta	10936		x
Georgia Crown Dist Co - McDonough	10949		x
Champion Beverage dba Beverage South	10924		x
Greenco Beverage	10813		x
General Wholesale - Spartanburg	10808		x
North Georgia Dist, Co.	10905		x
Skyland Distributing	10818		x
Bennett Distributing Co., Inc.	10652		x
Beverage South of Aiken, LLC	10631		x
Henry:. Lee Distributors, LLC	10919		x
Budweiser of Asheville	10816		x
Crown Beverages, Inc.	10855		x
Tarver Distributing Co., Inc.	10938		x
Republic National Dist - Columbia	10865		x
Southern Eagle Distributing LLC - GA	10762		x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Eagle Rock - Dalton	10925		x
H & S Wholesalers, Inc.	10894		x
Hand Family TN, LLC	10890		x
Carolina Premium Beverage	10802		x
Carolina’s Vintage, LLC	10870		x
Adams Beverages of NC, LLC	10800		x
Southern Eagle of South Carolina, LW	10807		x
ICST-Georgian Wines	10958		x
Brown Distributing Co , Inc. FL	1412	x
Daytona Beverages, LLC	500282	x
S.R. Perrott	764210	x
Cone Dist - Ocala	321066	x
Better Brands - Albany	500604	x
Johnson Distributing Co. -GA	010100536	x
Triangle Wholesalers, Inc.	D10700587	x
Better Brands of South Georgia, LLC	500666	x
Southern Wine &Spirits - Florida (Miami)	505702	x
North Florida Sales, Inc.	142586	x
Burkhardt Distributing Co., Inc.	500620	x
Empire Distributors, Inc. - Atlanta	500658	x
Albany Beverage Company	500069	x
Tr-Eagle Sales	010100363	x
Birmingham Beverage Company	500607	x
International Wines, Inc.	D10700537	x
Premier Beverage Co. - Riverview 02	791047	x
Republic National Dist - Pensacola	500772	x
Republic National Dist -Jacksonville	140839	x
Savannah Distributing	505574	x
Champion Brands	500633	x
Supreme Beverage Co. - Alexandria	D10900800	x
Supreme Beverage Co. - Birmingham	D10900800	x
Birmingham Budweiser Distributing	47400	x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Prestige Wine Wholesale	1411	x
The Country Vintner	864300	x
United Distributors - Albany	500857	x
United Distributors - Savannah	500857	x
Premium Beverage - AL	500804	x
Adams Beverages - Dothan	45100	x
Adams Beverages - Opelika	50601	x
Horn Beverage	84048	x
Greene Beverage Co.	010700529	x
National Distributing Co. -Savannah	010100528	x
National Distributing Co. - Albany	794851	x
United Distributing Co., LLC	01070047	x
Bama Budweiser of Sylacauga, Inc.	500221	x
Bama Budweiser of Anniston, Inc.	517	x
Bama Budweiser of Montgomery, Inc.	500220	x
Bama Budweiser of Selma, Inc.	48400	x
Town and Country Wine Dist.	860571	x
Georgia Crown Dist Co - McDonough	500689	x
International Wine & Spirits, Inc. - FL	863792	x
Chick Gatewood Sales	359	x
Southern Eagle Distributing U_C - GA	010100572	x
Allstate Beverage Company, LLC	500089	x
United -Johnson Brothers Alabama	500765	x
Alabama Crown - Alabaster	16923	x
Brown Distributing Co., Inc. FL	010300272	x
Double Eagle Distributors, Inc. - FL	500654	x
Suncoast Beverage Co.	D10200262	x
Peace River Distributing, Inc.	010200241	x
Gold Coast Bev. Distributors	798630	x
JJ Taylor - Tampa	788648	x
Bernie Little-Eaton Park	26487	x
Coastal Beverage	010200217	x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Stephens Distributing Co.	D10300226	x
Southern Wine & Spirits - Florida (Miami)	191099	x
Southern Eagle Dist., Inc.	505689	x
Premier Beverage Co. - Miramar 01	500803	x
Premier Beverage Co. - Riverview 02	010200190	x
Republic National Dist - Tampa	500772	x
Republic National Dist - Deerfield Bch.	140641	x
Carroll Distributing Company	011200511	x
Johnson Brothers - Tampa	801175	x
The Country Vintner	864300	x
International Wine & Spirits, Inc. - FL	863792	x
Royalty Wines	120	x
Camrose Wine and Spirits	1334	x
Eagle Brands Sales FL	500655	x
Victor Wines Florida at	845426	x
Brown Distributing Co., Inc. FL	1412	x
Southern Wine & Spirits - Florida (Miami)	505702	x
Budweiser Busch Distributing Co.	47700	x
International Wines, Inc.	010700537	x
Premier Beverage Co. - Riverview 02	D10100523	x
Republic National Dig - Pensacola	500772	x
Rex Distributing Co.	D10700586	x
Glazers Wholesale	010800402	x
FEB Distributing Co., Inc.	500660	x
Alabama Crown - Mobile	16923	x
Lewis Bear Co., The	D10700599	x
Republic National Dig - Lafayette	010800440	x
Town and Country Wine Dist.	860571	x
Goldring Gulf Distributing	59600	x
International Wine & Spirits, Inc. - FL	863792	x
Champagne Beverage Co.	34302	x
DY Martin Jr. dba Wines Unlimited	326	x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Jim Carey Distributing Co.	500721	x
Gulf Distributing	500698	x
Mockler Beverage Company, A Limited Partnership	41300	x
Streva Distributing Co. of NI. Inc.	219	x
Baton Rouge Beer Agency	32701	x
Southwest Distributors, Inc.-Summit	34110	x
Southwest Beverage Co., Inc.	230	x
Southern Beverage Co. of Hattiesburg	1059	x
Crescent Crown Distributing - tA	40128	x
Schilling Distributing	41202	x
Southern Eagle Sales & Service	32502	x
Buquet Distributing Company	33700	x
Magnolia Beverage Co.	54701	x
Mitchell Distributing Co., Inc.	5708	x
Republic National Dist - New Orleans	854653	x
Stokes Distributing	774813	x
United -Johnson Brothers Alabama	500765	x
Glazers Wholesale Company - Louisiana	500246	x
Alabama Crown - Alabaster	16923	x
Brown Distributing Co., Inc. FL	1412	x
Gold Coast Eagle Dist., Inc.	74056	x
Daytona Beverages, LLC	500282	x
S.R. Perrott	764210	x
Cone Dist-Ocala	321066	x
JJ Taylor - Tampa	788648	x
Bernie Little-Eaton Park	797258	x
Great Bay Distributors	80634.8	x
Pepin Distributing Company	162881	x
Southern Wine & Spirits - Florida (Miami)	191099	x
City Beverages - Orlando	D11200530	x
Wayne Densch - Sanford	D11200520	x
Burkhardt Distributing Co., Inc.	500620	x

Schedule 1.2(a)

Schedule 1.2(a)

DSD Vendors

Beer and Wine DSD Vendors	Vendor #	WD Vendor	BI-LO Vendor
Premier Beverage Co. - Riverview 02	500803	x
Republic National Dist - Tampa	140839	x
Republic National Dist -Jacksonville	59900	x
Carroll Distributing Company	D11200511	x
Johnson Brothers - Tampa	801175	x
International Wine & Spirits, Inc - FL	863792	x
Florida Distribution Company (IC	505578	x
Eagle Brands Sales FL	500655	x
Id-Eagle Ocala	D10200230	x

Schedule 1.2(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	2		2220 COUNTY RD 210 W STE 200	JACKSONVILLE	FL	32259
Winn-Dixie	3		1245 S. JEFFERSON ST.	MONTICELLO	FL	32344
Winn-Dixie	5		290 SOLANA ROAD	PONTE VEDRA BEACH	FL	32082
Winn-Dixie	8		1339 BLANDING BLVD.	ORANGE PARK	FL	32065
Winn-Dixie	12		12333 SAGO AVE W.	JACKSONVILLE	FL	32218
Winn-Dixie	18		1209 ATLANTIC BLVD.	NEPTUNE BEACH	FL	32266
Winn-Dixie	19		220 RETREAT VILLAGE	ST SIMONS ISLAND	GA	31522
Winn-Dixie	21	Y	2220 County Rd 210w Suite 301	JACKSONVILLE	FL	32259
Winn-Dixie	22		2800 OLD DAWSON RD	ALBANY	GA	31707
Winn-Dixie	25		8775 OLD KINGS ROAD SOUTH	JACKSONVILLE	FL	32217
Winn-Dixie	28		729 W. BASE STREET	MADISON	FL	32340
Winn-Dixie	30		20303 N US HIGHWAY 441	HIGH SPRINGS	FL	32643
Winn-Dixie	31	Y	1070 NW SANTA FE BLVD	HIGH SPRINGS	FL	32643
Winn-Dixie	32		1060 LAKES BLVD.	LAKE PARK	GA	31636
Winn-Dixie	37		777 MARKET STREET	JACKSONVILLE	FL	32202
Winn-Dixie	40		1900-1 PARK AVE.	ORANGE PARK	FL	32073
Winn-Dixie	51		6060-10 FT CAROLINE ROAD	JACKSONVILLE	FL	32277
Winn-Dixie	52		3813-10 N. MONROE ST.	TALLAHASSEE	FL	32303
Winn-Dixie	54		1531 MONUMENT ROAD	JACKSONVILLE	FL	32225
Winn-Dixie	60		1941 GLYNN AVE.	BRUNSWICK	GA	31520
Winn-Dixie	72		7534 BEACH BLVD	JACKSONVILLE	FL	32216
Winn-Dixie	77		1010 PONCE DE LEON BLVD $	ST AUGUSTINE	FL	32084
Winn-Dixie	so		9866 BAYMEADOWS ROAD	JACKSONVILLE	FL	32256
Winn-Dixie	81		680 S. Marlon Avenue	LAKE CITY	FL	32025
Winn-Dixie	82	Y	580 S MARION AVE	LAKE CITY	FL	32025
Winn-Dixie	84		947 AMELIA PLAZA	FERNANDINA BEACH	FL	32034
Winn-Dixie	85		470W. MADISON STREET	STARKE	FL	32091
Winn-Dixie	es		1 1 1 -3 9 S. MAGNOLIA DRIVE	TALLAHASSEE	FL	32301
Winn-Dixie	89		2261 EDGEWOOD AVE.. W.	JACKSONVILLE	FL	32209
Winn-Dixie	90	Y	111-39-1 S. MAGNOLIA	TALLAHASSEE	FL	32301
Winn-Dixie	93		2720 BLANDING BLVD.	MIDDLEBURG	FL	32068
Winn-Dixie	97		4404 ALTAMA AVENUE	BRUNSWICK	GA	31520
Winn-Dixie	101		103 TALMADGE DRIVE	MOULTRIE	GA	31768
Winn-Dixie	103		1545 COUNTY ROAD 220	ORANGE PARK	FL	32003
Winn-Dixie	104		2057 S BYRON BUTLER PKWY	PERRY	FL	32348
Winn-Dixie	107		5909 UNIVERSITY BLVD. W.	JACKSONVILLE	FL	32216
Winn-Dixie	110		1553 US 19 SOUTH	LEESBURG	GA	31763
Winn-Dixie	116		110 PAUL RUSSELL ROAD	TALLAHASSEE	FL	32301
Winn-Dixie	123		5647 ROOSEVELT BLVD	JACKSONVILLE	FL	32244
Winn-Dixie	125		1525 WEST THARPE STREET	TALLAHASSEE	FL	32303
Winn-Dixie	129		3905 A1A SOUTH	ST AUGUSTINE	FL	32080
Winn-Dixie	130	Y	3907 A1A SOUTH	ST AUGUSTINE	FL	32084
Winn-Dixie	135		2851 HENLEY ROAD STE. 200	GREEN COVE SPRINGS	FL	32043
Winn-Dixie	136	Y	2851 HENLEY RD.. STE. 108	GREEN COVE SPRINGS	FL	32043
Winn-Dixie	138		3260 HIGHWAY 17	GREEN COVE SPRINGS	FL	32043
Winn-Dixie	140		3200 NORTH ASHLEY ST.	VALDOSTA	GA	31602
Winn-Dixie	141		11701-10 SAN JOSE BLVD	JACKSONVILLE	FL	32223
Winn-Dixie	142		650969 US HWY 1	HILLIARD	FL	32048
Winn-Dixie	143	Y	11701-10A SAN JOSE BLVD	JACKSONVILLE	FL	32223
Winn-Dixie	144		1436 S R 121st South	MACCLENNY	FL	32063
Winn-Dixie	145		248 BLANDING BLVD.	ORANGE PARK	FL	32073
Winn-Dixie	160	Y	300 SW 16th Ave - Suite A	GAINESVILLE	FL	32601
Winn-Dixie	151		460078 SR 200	CALLAHAN	FL	32011
Winn-Dixie	163		7921 NORMANDY BLVD.	JACKSONVILLE	FL	32221

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	156	V	901 HWY 19 SOUTH	PALATKA	FL	32177
Winn-Dixie	169		5420 NEW JESUP HWY	BRUNSWICK	GA	31525
Winn-Dixie	160		2500 N. MAIN STREET	GAINESVILLE	FL	32809
Winn-Dixie	161		49 ARLINGTON ROAD SOUTH	JACKSONVILLE	FL	32216
Winn-Dixie	163		901 HVVY 19 SOUTH	PALATKA	FL	32177
Winn-Dixie	166		1390 E Boone Street	KINGSLAND	GA	31548
Winn-Dixie	167		3000 DUNN AVENUE	JACKSONVILLE	FL	32218
Winn-Dixie	168		2202 No. Young Blvd	CHIEFLAND	FL	32626
Winn-Dixie	169		915 SHOTVVELL STREET	BANBRIDGE	GA	39819
Winn-Dixie	171		727 W.NOBLE AVENUE	VVILLISTON	FL	32696
Winn-Dixie	173		1105 MADISON HIGHWAY	VALDOSTA	GA	31601
Winn-Dixie	174		12777 ATLANTIC BLVD.	JACKSONVILLE	FL	32225
Winn-Dixie	176		8560 ARGYLE FOREST BLVD	JACKSONVILLE	FL	32244
Winn-Dixie	177		3538 BLANDING BLVD.	JACKSONVILLE	FL	32210
Winn-Dixie	179		11101 OLD ST AUGUSTINE RD	JACKSONVILLE	FL	32257
Winn-Dixie	180		96076 LOFTON SQUARE at	YULEE	FL	32097
Winn-Dixie	182		3551 N. PONCE DE LEON BLVD	ST AUGUSTINE	FL	32084
Winn-Dixie	183	Y	3538-A BLANDING BLVD.	JACKSONVILLE	FL	32210
Winn-Dixie	184		1632W JEFFERSON ST	QUINCY	FL	32351
Winn-Dixie	186		2629 CRAWFORDVILLE HIGHWAY	CRAWFORDVILLE	FL	32327
Winn-Dixie	187	Y	8560 ARGYLE FOREST BLVD UNIT#1	JACKSONVILLE	FL	32244
Winn-Dixie	190		1520W UNIVERSITY BLVD	JACKSONVILLE	FL	32217
Winn-Dixie	191		5207 NORMANDY BOULEVARD	JACKSONVILLE	FL	32205
Winn-Dixie	194		5250 MONCRIEF ROAD W	JACKSONVILLE	FL	32209
Winn-Dixie	195		11380 Beach Blvd, Suite 8	JACKSONVILLE	FL	32246
Winn-Dixie	196		1115 NORTH SUMMIT STREET	CRESCENT CITY	FL.	32112
Winn-Dixie	197		300 SW. 16TH AVENUE	GAINESVILLE	FL	32601
Winn-Dixie	198		911 PINEWOOD DRIVE SW	LIVE OAK	FL	32064
Winn-Dixie	199		703 CHAFFEE RD.	JACKSONVILLE	FL	32221
Winn-Dixie	201		6500W 4TH AVE	HIALEAH	FL	33012
Winn-Dixie	203		1055 WEST HALLANDALE BEACH BLVD	HALLANDALE	FL	33009
Winn-Dixie	204		1035 NW 9TH AVE	FT LAUDERDALE	FL	33311
Winn-Dixie	207		3435 N FEDERAL HWY	POMPANO BEACH	FL	33064
Winn-Dixie	209		701 NW 99TH AVE	PEMBROKE PINES	FL	33024
Winn-Dixie	210		3116W COMMERCIAL BLVD	TAMARAC	FL	33309
Winn-Dixie	212		1135 ROYAL PALM BEACH BLVD	ROYAL PALM BEACH	FL	33411
Winn-Dixie	214		1150 NW 54TH STREET	MIAMI	FL	33127
Winn-Dixie	218		2581 NORTH HIATUS ROAD	COOPER CITY	FL	33026
Winn-Dixie	221		2675 S. MILITARY TRAIL	WEST PALM BEACH	FL	33416
Winn-Dixie	226		1625 CORDOVA ROAD	FT LAUDERDALE	FL	33316
Winn-Dixie	228		277 5 POMPANO PARKWAY	POMPANO BEACH	FL	33069
Winn-Dixie	231		5850 N.W. 183RD STREET	HIALEAH	FL	33015
Winn-Dixie	233		11030 N.W. 7TH AVE.	MIAMI	FL	33168
Winn-Dixie	235		3401 NW 18TH AVENUE	MIAMI	FL	33142
Winn-Dixie	236		941 SW 24TH STREET	FT LAUDERDALE	FL	33316
Winn-Dixie	237		12254 SW 8TH STREET	MIAMI	FL	33184
Winn-Dixie	238		6707 WEST INDIANTOWN RD.	JUPITER	FL	33458
Winn-Dixie	239		14555 SW 42ND STREET	MIAMI	FL	33176
Winn-Dixie	242		1201 E. 10TH AVENUE	HIALEAH	FL	33010
Winn-Dixie	243		541 WEST 49TH STREET	HIALEAH	FL	33012
Winn-Dixie	244		6301 COUNTY LINE RD.	MIRAMAR	FL	33023
Winn-Dixie	246		17221 NW 27TH AVENUE	MIAMI GARDENS	FL	33056
Winn-Dixie	247		1155 NW 11TH ST	MIAMI	FL	33136
Winn-Dixie	249		6770 BIRD ROAD	MIAMI	FL	33155
Winn-Dixie	260		17101 MIRAMAR PKWY	MIRAMAR	FL	33027
Winn-Dixie	251		32758W 22ND STREET	MIAMI	FL	33145

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	262		1525 CORAL WAY	MIAMI	FL	33145
Winn-Dixie	254		11241 S.W. 40TH STREET	MIAMI	FL	33165
Winn-Dixie	265		14595 SOUTH MILITARY TRAIL	DELRAY BEACH	FL	33484
Winn-Dixie	258	Y	17131 MIRAMAR PKWY	MIRAMAR	FL	33027
Winn-Dixie	259		1620 S FEDERAL HIGHWAY	BOYNTON BEACH	FL	33435
Winn-Dixie	261	Y	2675 S MILITARY TRAIL STE 100	WEST PALM BEACH	FL	33415
Winn-Dixie	282		15450 NW 77TH COURT	MIAMI LAKES	FL	33016
Winn-Dixie	266	Y	14595 5 MILITARY TRAIL STE 100	DELRAY BEACH	FL	33484
Winn-Dixie	267		5585 OVERSEAS HVVY	MARATHON	FL	33050
Winn-Dixie	270		2750W. 88TH ST., STE. 201	HIALEAH	FL	33016
Winn-Dixie	271		1491 S. DIXIE HIGHWAY	LANTANA	FL	33462
Winn-Dixie	272		3757 MILITARY TRAIL	JUPITER	FL	33458
Winn-Dixie	274		6778 TAFT STREET	HOLLYWOOD	FL	33024
Winn-Dixie	277	Y	3435 N FEDERAL H1NY	POMPANO BEACH	FL	33064
Winn-Dixie	279	Y	FEDERAL HVVY	FORT LAUDERDALE	FL	33301
Winn-Dixie	280		10505 NW 41ST STREET	DORAL	FL	33178
Winn-Dixie	283		8855 CORAL WAY	MIAMI	FL	33165
Winn-Dixie	285		5850 SW 73RD STREET	SOUTH MIAMI	FL	33143
Winn-Dixie	286		948 SW 67TH AVENUE	MIAMI	FL	33144
Winn-Dixie	287		14655 SW 104TH ST	MIAMI	FL	33186
Winn-Dixie	289	Y	20355 BISCAYNE BOULEVARD	AVENTURA	FL	33180
Winn-Dixie	290		680 N Federal Hwy	FORT LAUDERDALE	FL	33304
Winn-Dixie	291		20417 BISCAYNE BOULEVARD	AVENTURA	FL	33180
Winn-Dixie	292		1830 WEST 49TH STREET	HIALEAH	FL	33012
Winn-Dixie	293	Y	WEST 49TH ST. & 16TH	HIALEAH	FL	33012
Winn-Dixie	295		1225 WEST 45TH STREET	MANGONIA PARK	FL	33407
Winn-Dixie	297		7930 SW 104TH STREET	MIAMI	FL	33156
Winn-Dixie	299		4360 OKEECHOBEE BLVD.	WEST PALM BEACH	FL	33409
Winn-Dixie	300	Y	11292 STATE ROAD 84	DAVIE	FL	33325
Winn-Dixie	302		240 NE 8TH STREET	HOMESTEAD	FL	33030
Winn-Dixie	303	Y	539 West 49th Street	HIALEAH	FL	33012
Winn-Dixie	304		1531 NW 40TH AVENUE	LAUDERHILL	FL	33313
Winn-Dixie	305		8887 SE BRIDGE RD	HOBE SOUND	FL	33455
Winn-Dixie	306		1516 EAST HALLANDALE BCH BLVD.	HALLANDALE	FL	33009
Winn-Dixie	307		2160 S. FEDERAL HIGHWAY	STUART	FL	34994
Winn-Dixie	308		1105 NE JENSEN BEACH BLVD.	JENSEN BEACH	FL	34957
Winn-Dixie	309		7915 S. DIXIE HIGHWAY	WEST PALM BEACH	FL	33405
Winn-Dixie	311		11290 STATE ROAD 84	DAVIE	FL	33325
Winn-Dixie	314	Y	1519 EAST HALLANDALE BCH BLVD	HALLANDALE	FL	33009
Winn-Dixie	317		2778 N. ROOSEVELT BLVD.	KEY WEST	FL	33040
Winn-Dixie	318		604 CRANDON BLVD.	KEY BISCAYNE	FL	33149
Winn-Dixie	319		30346 OLD DIXIE HIGHWAY	HOMESTEAD	FL	33030
Winn-Dixie	322	Y	7911 S DIXIE HIGHWAY	WEST PALM BEACH	FL	33405
Winn-Dixie	324	Y	2760 N. ROOSEVELT BLVD.	KEY WEST	FL	33040
Winn-Dixie	326		7015 N. UNIVERSITY DRIVE	TAMARAC	FL	33321
Winn-Dixie	327	Y	21505 FEDERAL HIGHWAY	STUART	FL	34994
Winn-Dixie	328		OVERSEAS HIGHWAY	TAVERNIER	FL	33070
Winn-Dixie	330		3260 DAVIE BOULEVARD	FT LAUDERDALE	FL	33312
Winn-Dixie	331		3248 HIGHWAY 441 SOUTH	OKEECHOBEE	FL	34974
Winn-Dixie	333		8924 NORTH MILITARY TRAIL	PALM BEACH GARDENS	FL	33410
Winn-Dixie	336		3850 NORTH 46TH AVE	HOLLYWOOD	FL	33021
Winn-Dixie	343		14900 NW 7TH AVE	MIAMI	FL	33168
Winn-Dixie	345		1019 8 FEDERAL HVVY	DEERFIELD BEACH	FL	33441
Winn-Dixie	348		7139W BROWARD BLVD	PLANTATION	FL	33317
Winn-Dixie	349		5600 West Sample Road	MARGATE	FL	33073
Winn-Dixie	352		105300 OVERSEAS HWY	KEY LARGO	FL	33037
Winn-Dixie	353		9565W FLAGLER ST	MIAMI	FL	33174

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	354		308 E DANIA BCH BLVD	DANIA	FL	33004
Winn-Dixie	355		7024 BERACASA WAY	BOCA RATON	FL	33433
Winn-Dixie	357		980 IVES DAIRY RD	MIAMI	FL	33179
Winn-Dixie	358		251 KEY DEER BLVD	BIG PINE KEY	FL	33043
Winn-Dixie	359		74808W 117 AVE	MIAMI	FL	33183
Winn-Dixie	361		15050 SW 72ND ST	MIAMI	FL	33193
Winn-Dixie	364		3320 SE SALERNO RD	STUART	FL	34997
Winn-Dixie	365	Y	3310 SE SALERNO RD.	STUART	FL	34997
Winn-Dixie	366		3701 NW 7TH ST	MIAMI	FL	33126
Winn-Dixie	367		3108 S UNIVERSITY DR	MIRAMAR	FL	33025
Winn-Dixie	370		8710 SW 72ND STREET	MIAMI	FL	33173
Winn-Dixie	371		19167 8 DIXIE HWY	CUTLER BAY	FL	33157
Winn-Dixie	375		3131 FOREST HILL BLVD	WEST PALM BEACH	FL	33406
Winn-Dixie	377		4201 NW 88TH AVE	SUNRISE	FL	33351
Winn-Dixie	378		3805 NE 163RD ST	N MIAMI BEACH	FL	33160
Winn-Dixie	381		900 SOUTH MAIN STREET	BELLE GLADE	FL	33430
Winn-Dixie	384		12107 SW 152ND STREET	MIAMI	FL	33177
Winn-Dixie	385		27359 S. DIXIE HIGHWAY	HOMESTEAD	FL	33032
Winn-Dixie	386		3800 N. OCEAN BOULEVARD	FT LAUDERDALE	FL	33308
Winn-Dixie	387		18801 SW 117TH AVE	MIAMI	FL	33177
Winn-Dixie	388		18300 SW 137TH AVENUE	MIAMI	FL	33177
Winn-Dixie	389	Y	18302 SW 137TH AVENUE	MIAMI	FL	33177
Winn-Dixie	390		3700 BROADWAY	RIVIERA BEACH	FL	33404
Winn-Dixie	391	Y	3700A BROADWAY	RIVIERA BEACH	FL	33404
Winn-Dixie	393	Y	12095 SW 152nd St	MIAMI	FL	33177
Winn-Dixie	394	Y	3299 SW 22nd Street	MIAMI	FL	33145
Winn-Dixie	395	Y	6598 West Sample Road	MARGATE	FL	33073
Winn-Dixie	398	Y	6574 Hypoluxo Road, Bldg. C	LAKE WORTH	FL	33467
Winn-Dixie	397		6600 HYPOLUXO ROAD	LAKE WORTH	FL	33467
Winn-Dixie	399	Y	11245 SW 40th Street	MIAMI	FL	33165
Winn-Dixie	400		33404 US HVVY 280	CHILDERSBURG	AL	35044
Winn-Dixie	405		2220 BESSEMER ROAD	BIRMINGHAM	AL	35208
Winn-Dixie	407		4205 UNIVERSITY BLVD EAST	TUSCALOOSA	AL	35404
Winn-Dixie	410		1009 MARTIN STREET SOUTH	PELL CITY	AL	35128
Winn-Dixie	411		640 OLLIE AVENUE	CLANTON	AL	35045
Winn-Dixie	412		3319 GULF BREEZE PARKWAY	GULF BREEZE	FL	32563
Winn-Dixie	422		3850W. MAIN STREET	DOTHAN	AL	36305
Winn-Dixie	428		1571 WESTGATE PKWY	DOTHAN	AL.	36303
Winn-Dixie	428		5326 HINY 231 SOUTH	WETUMPKA	AL	36092
Winn-Dixie	429		800 NOBLE STREET	ANNISTON	AL	36201
Winn-Dixie	433		3952 US HWY 80	PHENIX CITY	AL	36870
Winn-Dixie	434		2495 HWY 431	ANNISTON	AL	36206
Winn-Dixie	436		4476 MONTEVALLO ROAD	BIRMINGHAM	AL	35213
Winn-Dixie	436		1812 HVVY 77 SOUTH SUITE 119	LYNN HAVEN	FL	32444
Winn-Dixie	437		1441 FOXRUN PARKWAY	OPELIKA	AL	38801
Winn-Dixie	438		1627 S LUMPKIN ROAD	COLUMBUS	GA	31903
Winn-Dixie	439		6770 VETERANS PARKWAY	COLUMBUS	GA	31909
Winn-Dixie	442		3331 RAINBOW DRIVE	RAINBOW CITY	AL	35906
Winn-Dixie	443		4231 MACON ROAD	COLUMBUS	GA	31907
Winn-Dixie	446		4724 MOBILE HVVY	MONTGOMERY	AL	36108
Winn-Dixie	447		1408 GOLDEN SPRINGS ROAD	ANNISTON	AL	36207
Winn-Dixie	448		7946 VAUGHN ROAD	MONTGOMERY	AL	36116
Winn-Dixie	451		3625 HIGHWAY 14	MILLBROOK	AL	36054
Winn-Dixie	454		2131 ROSS CLARK CIRCLE	DOTHAN	AL	36301
Winn-Dixie	455	Y	1812 HWY 77 SOUTH SUITE 120	LYNN HAVEN	FL	32444
Winn-Dixie	456		1061 U.S. HVVY, 280 EAST	ALEXANDER CITY	AL	35010
Winn-Dixie	457		1151 ROSS CLARK CR	DOTHAN	AL	36301

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	458		1721 HWY 31 N	FULTONDALE	AL	35068
Winn-Dixie	460		5841 ATLANTA HIGHWAY	MONTGOMERY	AL	36117
Winn-Dixie	461		465 MAIN STREET	TRUSSVILLE	AL	35173
Winn-Dixie	462		4920 HWY 78 WEST	OXFORD	AL	36203
Winn-Dixie	463		2730 EASTERN BOULEVARD	MONTGOMERY	AL	36117
Winn-Dixie	464		1740 CARTER HILL ROAD	MONTGOMERY	AL	36106
Winn-Dixie	466	Y	3327 GULF BREEZE PARKWAY	GULF BREEZE	FL	32563
Winn-Dixie	470		1625 E UNIVERSITY DRIVE	AUBURN	AL	36830
Winn-Dixie	471		1130 DR ML K EXPY	ANDALUSIA	AL	36420
Winn-Dixie	472		2014 HIGHWAY #45 NORTH	MERIDIAN	MS	39301
Winn-Dixie	473		9082 MOFFETT ROAD	SEMMES	AL	36575
Winn-Dixie	476		705 BOLL WEEVIL CIR	ENTERPRISE	AL	36330
Winn-Dixie	478		10558. EUFAULA AVE.	EUFAULA	AL	36027
Winn-Dixie	479		9760 HIGHWAY 69 SOUTH	TUSCALOOSA	AL	35405
Winn-Dixie	480		5760 MILGEN ROAD	COLUMBUS	GA	31907
Winn-Dixie	481		3621 US 231 NORTH	PANAMA CITY	FL	32404
Winn-Dixie	482		1100 HUNT AVENUE	COLUMBUS	GA	31907
Winn-Dixie	483	Y	13019 SORRENTO ROAD SUITE 11	PENSACOLA	FL	32507
Winn-Dixie	485	Y	3619 US 231 NORTH	PANAMA CITY	FL	32404
Winn-Dixie	487		3157 WEST 23RD STREET	PANAMA CITY	FL	32405
Winn-Dixie	488		23200 FRONT BEACH ROAD	PANAMA CITY	FL	32413
Winn-Dixie	489		5428 DOGWOOD DRIVE	MILTON	FL	32570
Winn-Dixie	490		25405 PERDIDO BEACH BLVD	ORANGE BEACH	AL	36561
Winn-Dixie	493		13019 SORRENTO RD	PENSACOLA	FL	32507
Winn-Dixie	494		17184 FRONT BEACH ROAD	PANAMA CITY BEACH	FL	32413
Winn-Dixie	495		5975 MOBILE HWY	PENSACOLA	FL	32528
Winn-Dixie	496		2405 US H1NY 78 EAST	JASPER	AL	35501
Winn-Dixie	497	Y	17186 FRONT BEACH	PANAMA CITY	FL	32413
Winn-Dixie	498		1550 S. HVVY 29	CANTONMENT	FL	32533
Winn-Dixie	600		4701 CENTERPOINT RD	PINSON	AL	35126
Winn-Dixie	501		8874 NAVARRE PARKWAY	NAVARRE	FL	32566
Winn-Dixie	503		2055 COLISEUM BLVD	MONTGOMERY	AL	36110
Winn-Dixie	504		7135 NORTH NINTH AVENUE	PENSACOLA	FL	32504
Winn-Dixie	505	Y	23202 FRONT BEACH RD.	PANAMA CITY	FL	32413
Winn-Dixie	506		312 EAST NINE MILE ROAD	PENSACOLA	FL	32514
Winn-Dixie	507		4224 HIGHWAY 90	PACE	FL	32571
Winn-Dixie	509		150 CHELSEA CORNERS	CHELSEA	AL	35043
Winn-Dixie	512		600 E. CHURCH ST.	ATMORE	AL	36502
Winn-Dixie	514		2653 VALLEYDALE ROAD	BIRMINGHAM	AL	35244
Winn-Dixie	515	Y	5977 MOBILE HWY	PENSACOLA	FL	32526
Winn-Dixie	517		3925 CROSSHAVEN DRIVE	VESTAVIA HILLS	AL	35243
Winn-Dixie	620		1352 HIGHLAND AVENUE	SELMA	AL	36701
Winn-Dixie	521		3881 ATLANTA HIGHWAY	MONTGOMERY	AL	36109
Winn-Dixie	525		815 PELHAM ROAD S.	JACKSONVILLE	AL	36265
Winn-Dixie	526		13620 HVVY 43 N.	NORTHPORT	AL	35475
Winn-Dixie	527		701 EAST MAIN STREET	PRATTVILLE	AL	36067
Winn-Dixie	528		10 MCFARLAND BLVD.	NORTHPORT	AL	35476
Winn-Dixie	531		4035 EASTERN BLVD	MONTGOMERY	AL	36116
Winn-Dixie	533		5100 HVVY 39 NORTH	MERIDIAN	MS	39301
Winn-Dixie	535		505. BLUE ANGEL PARKWAY	PENSACOLA	FL	32506
Winn-Dixie	538		132 SOUTH TYNDALL PARKWAY	PARKER	FL	32404
Winn-Dixie	641		798 BEAL PARKWAY	PT WALTON BEACH	FL	32547
Winn-Dixie	543		1952 WEST DALLAS AVE.	SELMA	AL	36701
Winn-Dixie	545		1208 CRAWFORD ST.	AMERICUS	GA	31709
Winn-Dixie	649		740 N. SCHILLINGER RD	MOBILE	AL	36608

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	550		104 RIVER SQUARE PLAZA	HUEYTOWN	AL	35023
Winn-Dixie	551		4512 E HWY 20	NICEVILLE	FL	32578
Winn-Dixie	652		2533 THOMAS DRIVE	PANAMA CITY	FL	32408
Winn-Dixie	653		1300 GILMER AVENUE	TALLASSEE	AL	36078
Winn-Dixie	555		4478 MARKET STREET	MARIANNA	FL	32448
Winn-Dixie	656		4751 BAYOU BLVD	PENSACOLA	FL	32503
Winn-Dixie	558		1326 FERDON BLVD	CRESTVIEW	FL	32536
Winn-Dixie	560		981 US HWY 98	DESTIN	FL	32541
Winn-Dixie	581		130 Scenic Gulf Drive	MIRAMAR BEACH	FL	32550
Winn-Dixie	564		2502 SCHILLINGER RD S	MOBILE	AL	36695
Winn-Dixie	566		99 EGLIN PARKWAY NW	FT WALTON BEACH	FL	32548
Winn-Dixie	567	Y	981 US HVVY 98 EAST SUITE A	DESTIN	FL	32541
Winn-Dixie	569		1834 SOUTH ALABAMA AVE.	MONROEVILLE	AL	36460
Winn-Dixie	570		1235 SOUTH MCKENZIE ST.	FOLEY	AL	38535
Winn-Dixie	571		710 MCMEANS AVE.	BAY MINETTE	AL	36507
Winn-Dixie	672		5440 HWY. 90 WEST	MOBILE	AL	38619
Winn-Dixie	574		2402 OLD SPRINGVILLE ROAD	CLAY	AL	35215
Winn-Dixie	577		1030 US HIGHWAY 331 SOUTH SUITE G	DEFUNIAK SPRINGS	FL	32436
Winn-Dixie	578		5651 C MOFFAT ROAD	MOBILE	AL	36618
Winn-Dixie	579		1617 SOUTH COLLEGE STREET	AUBURN	AL	36832
Winn-Dixie	580		6827D HVVY 90 WEST	THEODORE	AL	36582
Winn-Dixie	586		1720 Gulf Shores Parkway	GULF SHORES	AL	36542
Winn-Dixie	589	Y	4478 SUITE B MARKET STREET	MARIANNA	FL	32446
Winn-Dixie	590		6300 GRELOT ROAD	MOBILE	AL	38609
Winn-Dixie	591		9948 AIRPORT BLVD	MOBILE	AL	36608
Winn-Dixie	695		2910 MORGAN RD, SUITE 128	BESSEMER	AL	35022
Winn-Dixie	596		3075 US HWY 98	DAPHNE	AL	36526
Winn-Dixie	599		187 BALDININ SQUARE	FAIRHOPE	AL	36532
Winn-Dixie	606		8740 PARK BLVD	SEMINOLE	FL	33777
Winn-Dixie	607		12975 PARK BLVD.	SEMINOLE	FL	33776
Winn-Dixie	608		12649 HWY. 301	DADE CITY	FL	33525
Winn-Dixie	609		802 US HIGHWAY 27$	AVON PARK	FL	33825
Winn-Dixie	610	Y	8740A PARK BLVD	LARGO	FL	33777
Winn-Dixie	611		18407 US HWY 41	LUTZ	FL	33549
Winn-Dixie	612		445 HAVENDALE BLVD	AUBURNDALE	FL	33823
Winn-Dixie	614	Y	PARK BLVD	SEMINOLE	FL	33776
Winn-Dixie	616	Y	US HVVY 27 SOUTH	AVON PARK	FL	33825
Winn-Dixie	618		1330 E OAK STREET	ARCADIA	FL	34266
Winn-Dixie	619		4445 SUN CITY CNTR BLVD	SUN CITY CENTER	FL	33573
Winn-Dixie	622		11912 SEMINOLE BOULEVARD	LARGO	FL	33778
Winn-Dixie	624		965 S PINELLAS AVENUE	TARPON SPRINGS	FL	34689
Winn-Dixie	627		2540 BEARSS AVENUE	TAMPA	FL	33613
Winn-Dixie	629		2630 US HWY 92	LAKELAND	FL	33801
Winn-Dixie	630		1010 53RD AVENUE E	BRADENTON	FL	34203
Winn-Dixie	631		2900 LAKELAND HIGHLANDS ROAD	LAKELAND	FL	33803
Winn-Dixie	632		6902 SOUTH FLORIDA AVE	LAKELAND	FL	33813
Winn-Dixie	637		7851 PALM RIVER ROAD	TAMPA	FL	33619
Winn-Dixie	639		8438 N ARMENIA AVE	TAMPA	FL	33604
Winn-Dixie	640		1296 COUNTY ROAD NO 1	DUNEDIN	FL	34698
Winn-Dixie	644		1640 U.S. HIGHWAY 19	HOLIDAY	FL	34691
Winn-Dixie	645	Y	6902 SOUTH FLORIDA AVENUE	LAKELAND	FL	33813
Winn-Dixie	647		726 MARTIN LUTHER KING BLVD, W	SEFFNER	FL	33584
Winn-Dixie	649		11100 4TH STREET NORTH	ST PETERSBURG	FL	33716
Winn-Dixie	651		2126 COLLIER PARKWAY	LAND 0’ LAKES	FL	34639
Winn-Dixie	652		31100 CORTEZ BLVD	BROOKSVILLE	FL	34602
Winn-Dixie	654		3301 17TH STREET	SARASOTA	FL	34235

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	655		6033 COUNTY ROAD 54	NEW PORT RICHEY	FL	34653
Winn-Dixie	656		7400 44TH AVE W	BRADENTON	FL	34210
Winn-Dixie	657		5400 FRUITVILLE RD	SARASOTA	FL	34232
Winn-Dixie	658		15200 MUNICIPAL DRIVE	MADEIRA BEACH	FL	33708
Winn-Dixie	660		3500 53RD AVE. WEST	BRADENTON	FL	34210
Winn-Dixie	681	Y	15200 MUNICIPAL DRIVE	MADEIRA BEACH	FL	33708
Winn-Dixie	662		14275 S TAMIAMI TRAIL	NORTH PORT	FL	34287
Winn-Dixie	663		2700 RECKER HIGHWAY	WINTER HAVEN	FL	33880
Winn-Dixie	864		6600 NORTH SOCRUM LOOP	LAKELAND	FL	33809
Winn-Dixie	665	Y	6402 FRUITVILLE ROAD	SARASOTA	FL	34232
Winn-Dixie	687		1510 U.S. HWY. 17 NORTH	WAUCHULA	FL	33873
Winn-Dixie	671		1050 58 STREET NORTH	ST PETERSBURG	FL	33710
Winn-Dixie	672		12120 MOON LAKE ROAD	NEW PORT RICHEY	FL	34854
Winn-Dixie	673		6180 US HWY 41 N	APOLLO BEACH	FL	33572
Winn-Dixie	678		179 BLOOMINGDALE AVE	BRANDON	FL	33511
Winn-Dixie	678		9822 SOUTH US 301	RIVERVIEW	FL	33678
Winn-Dixie	681		6501 102 AVE NORTH	PINELLAS PARK	FL	33782
Winn-Dixie	883		38348 STATE ROAD 54	ZEPHYRHILLS	FL	33541
Winn-Dixie	684		6802 54TH AVENUE NORTH	KENNETH CITY	FL	33709
Winn-Dixie	687		800 SEBRING SQUARE	SEBRING	FL	33870
Winn-Dixie	697		8424 SHELDON ROAD	TAMPA	FL	33615
Winn-Dixie	698		1049 62 AVE NORTH	ST PETERSBURG	FL	33702
Winn-Dixie	699		2020 34TH STREET NORTH	ST PETERSBURG	FL	33713
Winn-Dixie	701		1860 STATE ROAD 80 EAST	LAKE WALES	FL	33853
Winn-Dixie	702		1230 S BROAD STREET	BROOKSVILLE	FL	34801
Winn-Dixie	705		36019 US HWY 27 N.	HAINES CITY	FL	33844
Winn-Dixie	706		1305 ARIANA STREET WEST	LAKELAND	FL	33803
Winn-Dixie	707	Y	2100 34TH STREET NORTH	ST PETERSBURG	FL	33713
Winn-Dixie	708		11092 SPRING HILL DRIVE	SPRING HILL	FL	34608
Winn-Dixie	710		14134 US 19 NORTH	HUDSON	FL	34867
Winn-Dixie	711		2240 COMMERCIAL WAY	SPRING HILL	FL	34606
Winn-Dixie	713		243 US HWY 27 SOUTH	DUNDEE	FL	33838
Winn-Dixie	720		4100 MCCALL ROAD	ENGLEWOOD	FL	34224
Winn-Dixie	721		906 S. MAIN STREET	LA BELLE	FL	33935
Winn-Dixie	722	Y	4104 MCCALL ROAD	ENGLEWOOD	FL	34224
Winn-Dixie	723		1850 N TAMIAMI TRAIL	N FT MYERS	FL	33903
Winn-Dixie	726		9864 STRINGFELLOW ROAD	ST JAMES CITY	FL	33956
Winn-Dixie	728		14600 PALM BEACH BLVD	FORT MYERS	FL	33905
Winn-Dixie	729		625 NORTH COLLIER BLVD	MARCO ISLAND	FL	34145
Winn-Dixie	730	V	821 N COLLIER BLVD	MARCO ISLAND	FL	34145
Winn-Dixie	736		3280 TAMIAMI TRAIL	PORT CHARLOTTE	FL	33952
Winn-Dixie	737		2000 KINGS HIGHWAY	PORT CHARLOTTE	Ft.	33980
Winn-Dixie	741		27680 BERMONT ROAD	PUNTA GORDA	FL	33982
Winn-Dixie	743		4849 GOLDEN GATE PARKWAY	NAPLES	FL	34116
Winn-Dixie	746		1145 HOMESTEAD ROAD NORTH	LEHIGH ACRES	FL	33936
Winn-Dixie	746		70 PLAZA AVE	LAKE PLACID	FL	33852
Winn-Dixie	750		6270 COMMERCIAL WAY	BROOKSVILLE	FL	34613
Winn-Dixie	751		1602 LAKE TRAFFORD ROAD	IMMOKALEE	FL	34142
Winn-Dixie	763	Y	31080 CORTEZ BLVD	BROOKSVILLE	FL	34602
Winn-Dixie	764	Y	891 S. PINELLAS AVENUE	TARPON SPRINGS	FL	34689
Winn-Dixie	755	V	1008 53rd AVE E	BRADENTON	FL	34203
Winn-Dixie	766	Y	1047 62 AVE NORTH	ST PETERSBURG	FL	33702
Winn-Dixie	757		901 NORTH NOB HILL ROAD	PLANTATION	FL	33324
Winn-Dixie	758	V	963 North NOB HILL Road	PLANTATION	FL	33324
Winn-Dixie	781	V	3280 TAMIAMI TRAIL, SUITE 38	PORT CHARLOTTE	FL	33952
Winn-Dixie	777		9535 E FOWLER AVE	THONOTOSASSA	FL	33592
Winn-Dixie	1329		211 VETERANS MEMORIAL BLVD.	METAIRIE	LA	70005

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	1333		1550 GOVERNMENT ST	MOBILE	AL	36604
Winn-Dixie	1334		2800 LINCOLN RD.	HATTIESBURG	MS	39402
Winn-Dixie	1345		21951-D Highway 69	ROBERTSDALE	AL	38567
Winn-Dixie	1353		851 BROWNSWITCH ROAD	SLIDELL	LA	70458
Winn-Dixie	1356		PASS ROAD	BILOXI	MS	39531
Winn-Dixie	1357		2384 PitS RD.	BILOXI	MS	39531
Winn-Dixie	1404		8601 JEFFERSON HIGHWAY	RIVER RIDGE	LA	70123
Winn-Dixie	1405		2112 BELLE CHASSE HWY,	GRETNA	LA	70056
Winn-Dixie	1406		4041 WILLIAMS BLVD.	KENNER	LA	70065
Winn-Dixie	1408		4600 CHEF MENTEUR HVVY	NEW ORLEANS	LA	70126
Winn-Dixie	1411		5901 AIRLINE HIGHWAY	METAIRIE	LA	70003
Winn-Dixie	1412		2104 WILLIAMS BLVD	KENNER	LA	70062
Winn-Dixie	1418		3001 HIGHWAY 90W	AVONDALE	LA	70094
Winn-Dixie	1425		3645 LAPALCO BLVD	HARVEY	LA	70058
Winn-Dixie	1426		3008 HOLIDAY DRIVE	NEW ORLEANS	LA	70131
Winn-Dixie	1428		3623 JEFFERSON HWY.	JEFFERSON	LA	70121
Winn-Dixie	1430		5400 TCHOUPITOUIAS ST	NEW ORLEANS	LA	70115
Winn-Dixie	1431		1070 WESTBANK EXPRESSWAY	WESTWEGO	LA	70094
Winn-Dixie	1432		3300 PARIS ROAD	CHALMETTE	LA	70043
Winn-Dixie	1439		9701 CHEF MENTEUR HIGHWAY	NEW ORLEANS	LA	70127
Winn-Dixie	1440		4627 WESTBANK EXPRESSWAY	MARRERO	LA	70072
Winn-Dixie	1443		70431 HVVY 21	COVINGTON	LA	70433
Winn-Dixie	1444		12125 HIGHWAY 90	LULING	LA	70070
Winn-Dixie	1446		619 N. CAUSEWAY BLVD.	MANDEVILLE	LA	70448
Winn-Dixie	1448		1001 Ronald Reagan Hwy STE. 132	COVINGTON	LA	70433
Winn-Dixie	1449		804 W. OAK STREET	AMITE	LA	70422
Winn-Dixie	1452		400 GEORGIA AVE., Suite 6	BOGALUSA	LA	70427
Winn-Dixie	1453		6800 GREENWELL SPRINGS RD	BATON ROUGE	LA	70805
Winn-Dixie	1454		5655 BURBANK DRIVE	BATON ROUGE	LA	70820
Winn-Dixie	1456		1104 EAST MAIN STREET	NEW IBERIA	LA	70560
Winn-Dixie	1459		1411 THE BOULEVARD	RAYNE	IA	70578
Winn-Dixie	1461		8601 SIEGEN LANE	BATON ROUGE	LA	70810
Winn-Dixie	1463		1803 LA H1NY 3125	GRAMERCY	LA	70052
Winn-Dixie	1487		13555 OLD HAMMOND HWY.	BATON ROUGE	LA	70816
Winn-Dixie	1477		1701 HWY 43 NORTH	PICAYUNE	MS	39466
Winn-Dixie	1478		1515 BIENVILLE BLVD	OCEAN SPRINGS	MS	39664
Winn-Dixie	1479		109 NORTH CLEVELAND AVE.	LONG BEACH	MS	39560
Winn-Dixie	1483		801 HWY. 11 SOUTH	PICAYUNE	MS	39466
Winn-Dixie	1490		2004 NORTH PAR KERSON AVE	CROWLEY	LA	70526
Winn-Dixie	1600		4100 HIGHWAY 59	MANDEVILLE	LA	70471
Winn-Dixie	1501		731 WASHINGTON STREET	FRANKLINTON	LA	70438
Winn-Dixie	1502		2985 GAUSE BLVD.	SLIDELL	LA	70481
Winn-Dixie	1604		3030 PONTCHARTRAIN DR	SLIDELL	LA	70458
Winn-Dixie	1511		11312 H HVVY 49	GULFPORT	MS	39503
Winn-Dixie	1512		1444 EAST PASS ROAD	GULFPORT	MS	39507
Winn-Dixie	1613		10511 D’IBERVILLE BLVD.	DIBERVILLE	MS	39540
Winn-Dixie	1534		771 US. HWY. 98	COLUMBIA	MS	39429
Winn-Dixie	1537		2302 W. THOMAS STREET	HAMMOND	LA	70401
Winn-Dixie	1540		145 BERRYLAND SHOPPING CENTER	PONCHATOULA	LA	70454
Winn-Dixie	1549		924 REES STREET	BREAUX BRIDGE	LA	70517
Winn-Dixie	1555		3803-F MOSS STREET	LAFAYETTE	LA	70507
Winn-Dixie	1568		2210 VETERANS MEMORIAL DR	ABBEVILLE	LA	70510
Winn-Dixie	1559		204 NORTHWEST BLVD.	FRANKLIN	LA	70538
Winn-Dixie	1561		2240 AMBASSADOR CAFFERY PKWY	LAFAYETTE	LA	70506
Winn-Dixie	1570		1800W. LAUREL	EUNICE	LA	70535
Winn-Dixie	1572		420 HOSPITAL ROAD	NEW ROADS	IA	70760
Winn-Dixie	1578		10974 JOOR RD	BATON ROUGE	LA	70818

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	1577		13002 COURSEY BLVD	BATON ROUGE	LA	70816
Winn-Dixie	1681		5005 CHURCH STREET	ZACHARY	LA	70791
Winn-Dixie	1583		1830 WEST AIRLINE H1NY	LA PLACE	LA	70068
Winn-Dixie	1588		12519 AIRLINE HWY, SUITE A	DESTREHAN	LA	70047
Winn-Dixie	1590		17682 AIRLINE HGWY	PRAIRIEVILLE	LA	70769
Winn-Dixie	1591		28145 WALKER SOUTH ROAD	WALKER	LA	70785
Winn-Dixie	2203		1838 8 RIDGEWOOD AVE	EDGEWATER	FL	32141
Winn-Dixie	2204	Y	10055 S. US HVVY 41	DUNNELLON	FL	34432
Winn-Dixie	2205		10393-97 S.E. HVVY 441-27	BEU.EVIEW	FL	34420
Winn-Dixie	2206		15912 E SR 40	SILVER SPRINGS	FL	34488
Winn-Dixie	2207		3318 CANOE CREEK RD.	SAINT CLOUD	FL	34772
Winn-Dixie	2210		333 HIGHLAND AVE SPACE 600	INVERNESS	FL	34452
Winn-Dixie	2211		2640 NE 14TH ST	OCALA	FL	34470
Winn-Dixie	2213		4417 NW BLITCHTON ROAD	OCALA	FL	34482
Winn-Dixie	2216		11957 SOUTH APOPKA VINELAND RD	ORLANDO	FL	32836
Winn-Dixie	2217		6405W GULF TO LAKE HVVY	CRYSTAL RIVER	FL	34429
Winn-Dixie	2219		10051 5 US HIGHWAY 41	DUNNELLON	FL	34432
Winn-Dixie	2220		3565 N LECANTO HWY	BEVERLY HILLS	FL	34465
Winn-Dixie	2223		3792 $ SUNCOAST BLVD	HOMOSASSA	FL	34448
Winn-Dixie	2225		684 EAST HWY 50	CLERMONT	FL	34711
Winn-Dixie	2226	Y	3320 CANOE CREEK RD.	SAINT CLOUD	FL	34772
Winn-Dixie	2228		3435 N. PINE AVENUE	OCALA	FL	34475
Winn-Dixie	2229		184 MARION OAKS BLVD	OCALA	FL	34473
Winn-Dixie	2230		190 MALABAR RD SW	PALM BAY	FL	32907
Winn-Dixie	2233		951 WEST STATE ROAD 434	LONGWOOD	FL	32750
Winn-Dixie	2235		2415 E COLONIAL DR	ORLANDO	FL	32803
Winn-Dixie	2237		2 NORTH US HVVY 17-92	DEBARY	FL	32713
Winn-Dixie	2238		48551RLO BRONSON MEMORIAL HWY.	SAINT CLOUD	FL	34771
Winn-Dixie	2244		111 FLAGLER PLAZA DR	PALM COAST	FL	32137
Winn-Dixie	2245	Y	682 EAST HWY 50	CLERMONT	FL	34711
Winn-Dixie	2246		1565 US 441 N	APOPKA	FL	32712
Winn-Dixie	2247		1260 W PALM COAST PARKWAY	PALM COAST	FL	32137
Winn-Dixie	2248	Y	15916 EAST ST RD. 40	SILVER SPRINGS	FL	34488
Winn-Dixie	2249		1229 A PROVIDENCE BLVD	DELTONA	FL	32725
Winn-Dixie	2250		1631 EAST SILVER STAR ROAD	OCOEE	FL	34761
Winn-Dixie	2251	Y	1573 WEST H1NY 441	APOPKA	FL	32712
Winn-Dixie	2253	Y	973 WEST STATE RD 434	LONGWOOD	FL	32750
Winn-Dixie	2268		1541 N. NOVA RD	HOLLY HILL	FL	32117
Winn-Dixie	2260		1347 E VINE ST	KISSIMMEE	FL	34744
Winn-Dixie	2261		450 E BURLEIGH BLVD	TAVARES	FL	32778
Winn-Dixie	2263		2200 S ATLANTIC AVE	DAYTONA BEACH SHORES	FL	32118
Winn-Dixie	2266		78008 HVVY 17-92 UNIT 160	FERN PARK	FL	32730
Winn-Dixie	2267		7382 E. CURRY FORD RD	ORLANDO	FL	32822
Winn-Dixie	2268		3170W NEW HAVEN AVE	W MELBOURNE	FL	32904
Winn-Dixie	2269		13200 E COLONIAL DR STE 100	ORLANDO	FL	32826
Winn-Dixie	2270		12500 LAKE UNDERHILL RD.	ORLANDO	FL	32828
Winn-Dixie	2271		1021 LOCKWOOD BLVD	OVIEDO	FL	32765
Winn-Dixie	2273		1750 SUNSHADOW DR #100	CASSELBERRY	FL	32707
Winn-Dixie	2276		4686 E MICHIGAN STREET	ORLANDO	FL	32812
Winn-Dixie	2278		1401 SOUTH HIAWASSEE RD.	ORLANDO	FL	32835
Winn-Dixie	2286		3635 SE MARICAMP RD STE 400	OCALA	FL	34471
Winn-Dixie	2287		6851 S.E. MARICAMP ROAD	OCALA	FL	34472
Winn-Dixie	2288		2960 CURRY FORD RD	ORLANDO	FL	32806
Winn-Dixie	2289		8445 SW HIGHWAY 200	OCALA	FL	34481
Winn-Dixie	2299	Y	1403 SOUTH HIAWASSEE RD.	ORLANDO	FL	32835

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
Winn-Dixie	2301		2722 N. PINE HILLS RD	ORLANDO	FL	32808
Winn-Dixie	2304		1835 STATE ROAD 44	NEW SMYRNA BEACH	FL	32168
Winn-Dixie	2306		1514 S FRENCH AVE	SANFORD	FL	32771
Winn-Dixie	2309		353 WEST GRANADA BLVD	ORMOND BEACH	FL	32174
Winn-Dixie	2310	Y	365W. GRANADA BLVD	ORMOND BEACH	FL	32174
Winn-Dixie	2311		4025 S NOVA ROAD	PORT ORANGE	FL	32127
Winn-Dixie	2313		2880 HOWLAND BOULEVARD	DELTONA	FL	32725
Winn-Dixie	2314		1066 CLEAR LAKE ROAD	COCOA	FL	32922
Winn-Dixie	2318	Y	6231 US HVVY 1	PORT ST JOHN	FL	32927
Winn-Dixie	2320		1122 N MAIN ST	BUSHNELL	FL	33513
Winn-Dixie	2321		440W. Gulf Atlantic Hwy	WLDWOOD	FL	34785
Winn-Dixie	2322	V	438 WEST GULF TO ATLANTIC HINY	WILDWOOD	FL	34785
Winn-Dixie	2325		100 CANAVERAL PLAZA BLVD	COCOA BEACH	FL	32931
Winn-Dixie	2326		1564 HARRISON ST	TITUSVILLE	FL	32780
Winn-Dixie	2327		1535 N SINGLETON AVE	TITUSVILLE	FL	32796
Winn-Dixie	2328		981 E EAU GALLIE BLVD	MELBOURNE	FL	32937
Winn-Dixie	2329		6257 US HWY 1	PORT ST JOHN	FL	32927
Winn-Dixie	2331	Y	981 EAST EAU GALLIE BLVD	MELBOURNE	FL	32937
Winn-Dixie	2333		5270 BABCOCK STREET, SUITE 120	PALM BAY	FL	32905
Winn-Dixie	2335		1955 NORTH S.R. 19	EUSTIS	FL	32726
Winn-Dixie	2336		27405 US HVVY 27 SUITE 119	LEESBURG	FL	34748
Winn-Dixie	2337		944 BICHARA BLVD.	LADY LAKE	FL	32159
Winn-Dixie	2338	Y	1529 N SINGLETON AVE	TITUSVILLE	FL	32796
Winn-Dixie	2341		2701 S. WOODLAND BLVD.	DELAND	FL	32720
Winn-Dixie	2342		3120 N WOODLAND BLVD	DELAND	FL	32720
Winn-Dixie	2343		1050W NEW YORK AVENUE	DELAND	FL	32720
Winn-Dixie	2348		281 SW PORT ST LUCIE BLVD	PORT SAINT LUCIE	FL	34984
Winn-Dixie	2349		4870 N KINGS HVVY	FORT PIERCE	FL	34951
Winn-Dixie	2350	Y	944-A BICHARA BLVD	IADY LAKE	FL	32159
Winn-Dixie	2351	Y	5270 BABCOCK ST NE UNIT 30B	PALM BAY	FL	32905
Winn-Dixie	2354		995 Sebastian Blvd STE B	SEBASTIAN	FL	32958
Winn-Dixie	2355		4987 8 US 1	FORT PIERCE	FL	34982
Winn-Dixie	2356	Y	120 INTERNATIONAL PKWY	LAKE MARY	FL	32746
Winn-Dixie	2358		2009 SOUTH US 1	FORT PIERCE	FL	34950
Winn-Dixie	2360	Y	2701-AS WOODLAND BLVD	DELAND	FL	32720
Winn-Dixie	2362	V	4870 N KINGS HIGHWAY	FORT PIERCE	FL	34951
Winn-Dixie	2363	Y	450 E BURLEIGH BLVD	TAVARES	FL	32778
Winn-Dixie	2364	Y	7800 S HVVY 17-92 Suite 190	FERN PARK	FL	32730
Winn-Dixie	2368		2950 9TH STREET SW Unit 100	VERO BEACH	FL	32968
Winn-Dixie	2367		7960 US HWY #1, UNIT 1	MICCO	FL	32976
Winn-Dixie	2368	V	7980 HIGHWAY 1, SUITE #6	MICCO	FL	32976
Winn-Dixie	2379		7840W IRLO BRONSON HWY	KISSIMMEE	FL	34747
Winn-Dixie	2380		120 INTERNATIONAL PARKWAY	LAKE MARY	FL	32746
Winn-Dixie	2383		7580 UNIVERSITY BLVD	WINTER PARK	FL	32792
Winn-Dixie	2388		340 SOUTH SR 434 SUITE 1034	ALTAMONTE SPRINGS	FL	32714
Winn-Dixie	2389	Y	340 SOUTH SR 434 SUITE 1036	ALTAMONTE SPRINGS	FL	32714
Winn-Dixie	2390		5732 NORTH HIAWASSEE ROAD	ORLANDO	FL	32810
Winn-Dixie	2392		7053 SOUTH ORANGE BLOSSOM TRAI	ORLANDO	FL	32809
Winn-Dixie	2399	Y	1750 SUNSHADOW DR. UNIT #96	CASSELBERRY	FL	32707
Winn-Dixie	2601		1012 EDGEWOOD AVE.	JACKSONVILLE	FL	32264
Winn-Dixie	2803		201 W. 48TH STREET	JACKSONVILLE	FL	32208
Winn-Dixie	2626		4400 HARDY ST	HATTIESBURG	MS	39402
Winn-Dixie	2628		170 BEACON STREET	LAUREL	MS	39440
Winn-Dixie	2856		3201 W COLONIAL DR	ORLANDO	FL	32808
Winn-Dixie	2857	Y	3201 W COLONIAL	ORLANDO	FL	32804
Winn-Dixie	2659		2625 E. HILLSBOROUGH AVE.	TAMPA	FL	, 33610

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
BI-LO	5006		2712 Anderson Rd.	GREENVILLE	SC	29611
BI-LO	5011		245 Macon Plaza Drive	FRANKLIN	NC	28734
BI-LO	5012		605-A North Main Street	GREENVILLE	SC	29601
BI-LO	5016		6 K-Mart Plaza	GREENVILLE	SC	29602
BI-LO	5022		155 South Leroy St.	METIER	GA	30439
BI-LO	5026		595 Hwy 601 Bypass South	CONCORD	NC	28025
BI-LO	5031		540 East Winthrop Ave.	MILLEN	GA	30442
BI-LO	5032		819 West Carolina Ave.	HARTSVILLE	SC	29550
BI-LO	5041		571 E Bypass 9	LANCASTER	SC	29720
BI-LO	5042		371 South Main Street	WOODRUFF	SC	29388
BI-LO	5046		927 S Broad Street	CLINTON	SC	29326
BI-LO	5057		2607 Woodruff Road	SIMPSONVILLE	SC	29681
BI-LO	5064		3315-B Broad River Rd.	COLUMBIA	SC	29210
BI-LO	5065		7830 Garners Ferry	COLUMBIA	SC	29209
BI-LO	5074		1357 Remount Rd.	NORTH CHARLESTON	SC	29406
BI-LO	5085		1750 Hwy 14 East	LANDRUM	SC	29356
BI-LO	5089		11153 Asheville Hwy.	INMAN	SC	29349
BI-LO	5092		3715 E. North St.	GREENVILLE	SC	29615
BI-LO	5093		6507 Wilkinson Blvd.	BELMONT	NC	28012
BI-LO	5097		191 BI-LO Plaza	SENECA	SC	29678
BI-LO	5099		9815 Rose Commons Drive	HUNTERSVILLE	NC	28078
BI-LO	5101		1440 Ben Sawyer Blvd.	MOUNT PLEASANT	SC	29464
BI-LO	5103		500 Fury’s Ferry Road	MARTINEZ	GA	30907
BI-LO	5104		1610 Hwy. 17 South	SURFSIDE BEACH	SC	29575
BI-LO	5105		720 N Main Street	NORTH MYRTLE BEACH	SC	29582
BI-LO	5107		6020 DIG< Pond Road	MYRTLE BEACH	SC	29588
BI-LO	5108		8120 S. Tryon Street	CHARLOTTE	NC	28273
BI-LO	5113		3720 Boiling Springs Road	BOILING SPRINGS	SC	29316
BI-LO	5116		1241 38th Avenue North	MYRTLE BEACH	SC	29577
BI-LO	5135		421 Columbia Ave.	LEXINGTON	SC	29072
BI-LO	5150		3619 Pelham Rd.	GREENVILLE	SC	29615
BI-LO	5153		3125 Bees Ferry Road	CHARLESTON	SC	29414
BI-LO	5156		8620 Cornfield Street	CHARLOTTE	NC	28277
BI-LO	5158		2127 Boundary St.	BEAUFORT	SC	29902
BI-LO	5161		1365W. Wade Hampton Blvd.	GREER	SC	29650
BI-LO	5164		95 Mathews Drive	HILTON HEAD	SC	29928
BI-LO	5167		323 North Duncan Bypass	UNION	SC	29379
BI-LO	5168		404 Russ Avenue	WAYNESVILLE	NC	28786
BI-LO	5172		500 East Greer St.	HONEA PATH	SC	29654
BI-LO	5173		1041 Franklin Springs Street	ROYSTON	GA	30662
BI-LO	5178		712 S. Alabama Ave.	CHESNEE	SC	29323
BI-LO	6181		1260 Hwy 9 Bypass	LANCASTER	SC	29720
BI-LO	5182		2401 Reldville Rd.	SPARTANBURG	SC	20301
BI-LO	6185		1351 S. Cannon Blvd.	KANNAPOLIS	NC	28081
BI-LO	5188		207W. Butler Rd	MAULDIN	SC	29662
BI-LO	6195		2435 East North Street	GREENVILLE	SC	29615
BI-LO	5199		5155 Calhoun Memorial Hwy	EASLEY	SC	29640
BI-LO	6200		5336 Prosperity Church Road	CHARLOTTE	NC	28269
BI-LO	5202		1735 Heckle Blvd.	ROCK HILL	SC	29732
BI-LO	6206		2204 Unbn Rd.	GASTONIA	NC	28054
BI-LO	5211		500 North Main St.	MARION	NC	28752
BI-LO	6214		1013W. Floyd Baker Blvd.	GAFFNEY	SC	29340

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
BI-LO	5217		801 Fairview Rd.	ASHEVILLE	NC	28803
BI-LO	5218		9003 Two Notch Road	COLUMBIA	SC	29223
BI-LO	5219		427 North Generals Blvd.	LINCOLNTON	NC	28093
BI-LO	5224		263 Liberty St.	WAYNESBORO	GA	30830
BI-LO	5228		975 Bacons Bridge Rd.	SUMMERVILLE	SC	29485
BI-LO	5229		2725 E Northwest Blvd.	NEWTON	NC	28658
BI-LO	5232		8 Chesterfield Rd.	CHERAW	SC	29520
BI-LO	5237		6320 Albemarle Road	CHARLOTTE	NC	28212
BI-LO	6246		142 E. St. James Avenue	GOOSE CREEK	SC	29445
BI-LO	5256		330 Lebby Street	PELZER	SC	29669
BI-LO	5262		1018 Pine Log Road	AIKEN	SC	29803
BI-LO	5265		100 North Town Drive	SPARTANBURG	SC	29303
BI-LO	5266		4391 Dorchester Rd.	NORTH CHARLESTON	SC	29405
BI-LO	5267		1500 Western Square Drive	LAURENS	Sc	29360
BI-LO	5288		1436 IA. Cochran Bypass	CHESTER	SC	29708
BI-LO	5269		901 Church Street	CONWAY	SC	29527
BI-LO	5270		2901 South Main St	ANDERSON	SC	29624
BI-LO	5271		2230 Decker Blvd.	COLUMBIA	SC	29223
BI-LO	5273		1818 Woodruff Rd.	GREENVILLE	SC	29607
BI-LO	5274		2460 Hudson Rd.	GREER	SC	29651
BI-LO	5275		70 Pope Avenue	HILTON HEAD	SC	29928
BI-LO	5276		687 Main Street	THOMSON	GA	30824
BI-LO	6277		1704 E. Greenville St.	ANDERSON	SC	29621
BI-LO	5279		9108 Lawyers Rd.	CHARLOTTE	NC	28227
BI-LO	5280		809W Greenwood Street	ABBE VILLE	SC	29620
BI-LO	5282		4464 Devine St.	COLUMBIA	SC	29205
BI-LO	5283		1021 S. Pendleton St.	EASLEY	SC	29642
BI-LO	5284		110 South Hwy. 52	MONCKS CORNER	SC	29461 29108
BI-LO	5265		1937 Wilson Rd.	NEWBERRY	SC
BI-LO	5288		1909 US Hwy. 17 North Bypass	MOUNT PLEASANT	SC	29464_ 29745
BI-LO	5287		7170 East Liberty Street	YORK	SC
BI-LO	5288		41 Forest Gate Drive	PISGAH FOREST	NC	28768
BI-LO	5289		3039 Wade Hampton Blvd.	TAYLORS	SC	29687
BI-LO	5290		3900-B N. Main St.	COLUMBIA	SC	29203
BI-LO	5291		709 Lower Heard Street	ELBERTON	GA	30635_ 30815
BI-LO	5292		2512 Tobacco Road	HEPHZIBAH	GA
BI-LO	5296		1452 Boone Hill Rd.	SUMMERVILLE	SC	29483
BI-LO	5297		715 E. Wade Hampton Blvd.	GREER	SC	29651
BI-LO	5301		7804 E. Brainerd Rd.	CHATTANOOGA	TN	37421
BI-LO	5305		1600 E. 23rd St.	CHATTANOOGA	TN	37403
BI-LO	5315		703 Signal Mountain Road	CHATTANOOGA	TN	37405
BI-LO	5324		420 Market Street	DAYTON	TN	37321
BI-LO	5326		3600 Hixson Plke	CHATTANOOGA	TN	37415
BI-LO	5333		112 Crimson Drive	TRENTON	GA	30752
BI-LO	5335		6951 Lee Highway	CHATTANOOGA	TN	37421
BI-LO	5343		2310 McGrady Drive	CLEVELAND	TN	37323
BI-LO	5346		1873 Battlefield Pkwy.	FORT OGLETHORPE	GA	30742
BI-LO	5347		841 U.S. 411 North	ETOWAH	TN	37331
BI-LO	5349		531 Battlefield Pkwy.	FORT OGLETHORPE	GA	30742
BI-LO	5352		311 North Main St.	LAFAYETTE	GA	30728
BI-LO	5359		4011 Bralnerd Rd.	CHATTANOOGA	TN	37411
BI-LO	5373		9213 Lee Highway	OOLTEWAH	TN	37363

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor (Y)	Street Address	City	State	Zip
BI-LO	5406		319 Chickamauga Avenue	ROSSVILLE	GA	30741
BI-LO	5408		2199 Southport Road	SPARTANBURG	Sc	29306
BI-LO	5409		1200 Sam Rittenburg Blvd.	CHARLESTON	SC	29407
BI-LO	5410		7745. Shelmore Blvd.	MOUNT PLEASANT	SC	29464
BI-LO	5412		255 Ocoee Crossing NW	CLEVELAND	TN	37312
BI-LO	5413		2924 Mt. Holly - HuntersvIlle Road	CHARLOTTE	NC	28214
BI-LO	5415		342 Blue Ridge Street	BLAIRSVILLE	GA	30512
BI-LO	5417		2055 Wedgefield Road	SUMTER	SC	29154
BI-LO	5419		115 Rochester Hwy	SENECA	SC	29672
BI-LO	5420		1909 E. Broad Street	STATESVILLE	NC	28677
BI-LO	5421		511 Smokey Park Hwy	CANDLER	NC	28715
BI-LO	5423		1149 York Street	AIKEN	SC	29801
BI-LO	5427		3901 Dayton Blvd	RED BANK	TN	37415
BI-LO	6430		502 GI Maddox Parkway	CHATSWORTH	GA	30705
BI-LO	5431		1109W. Ogeechee St.	SYLVANIA	GA	30467
BI-LO	5432		155 Carolina Square	EDGEFIELD	SC	29824
BI-LO	6437		1555 E. Union Street	MORGANTON	NC	28655
BI-LO	5441		1319 N Long Street	KINGSTREE	SC	29556
BI-LO	5442		6021 St. Andrews Road	COLUMBIA	SC	29212
BI-LO	5444		1620 Ashley Road	CHARLOTTE	NC	28208
BI-LO	5445		4430 The Plaza	CHARLOTTE	NC	28215
BI-LO	5446		12189 Greenville Hwy	LYMAN	SC	29385
BI-LO	5448		860 Folly Road	CHARLESTON	SC	29412
BI-LO	5461		14427 Ocean Hwy Unit 4301	PAWLEYS ISLAND	SC	29585
BI-LO	5510		3715 Ringgold Rd.	EAST RIDGE	TN	37412
BI-LO	5513		365 Riverside Drive SW	ORANGEBURG	SC	29115
BI-LO	6514		2803 Wrightsboro Rd.	AUGUSTA	GA	30909
BI-LO	5519		140 Fernwood Glendale Dr.	SPARTANBURG	SC	29307
BI-LO	5521		1126 US Hwy 321 Business South	WINNSBORO	SC	29180
BI-LO	5522		111 Edqewood Avenue	NORTH AUGUSTA	SC	29841
BI-LO	5525		860 Paris Island Gateway Ste. N	BEAUFORT	SC	29906
BI-LO	5526		7949 Broad River Road	IRMO	SC	29083
BI-LO	5530		126108. Tryon Street	CHARLOTTE	NC	28273
BI-LO	5534		1101 East First Street	VIDALIA	GA	30474
BI-LO	5538		10161 Old Dayton Pike	SODDY DAISY	TN	37379
BI-LO	5539		501 Old Greenville Hwy.	CLEMSON	SC	29631
BI-LO	5542		3457 Peach Orchard Road	AUGUSTA	GA	30906
BI-LO	5547		205 NC Hwy #9	BLACK MOUNTAIN	NC	28711
BI-LO	5550		600 Pamplico Hwy.	FLORENCE	SC	29501
BI-LO	5552		2700 Gentry Memorial Hwy	PICKENS	SC	29671
BI-LO	6563		2010 Montague Avenue	GREENWOOD	SC	29646
BI-LO	5554		145 U.S. Hwy 74A By-Pass	RUTHERFORDTON	NC	28139
BI-LO	5555		714 Bypass 25 NE	GREENWOOD	SC	29646
BI-LO	5558		249 West Columbia Ave.	BATESBURG	SC	29006
BI-LO	5560		1631 Gordon Highway	AUGUSTA	GA	30906
BI-LO	6563		13158. Pleasantburg	GREENVILLE	SC	29605
BI-LO	6568		7709 Hwy. 76	PENDLETON	SC	29670
BI-LO	5567		34 Statesboro Mall, Northside Dr. East	STATESBORO	GA	30458
BI-LO	5568		3518 State Hwy 153	Powdersville	SC	29611
BI-LO	5577		136 Washington Plaza	WASHINGTON	GA	30673
BI-LO	5578		2453 Charleston Hwy.	CAYCE	SC	29033
BI-LO	5580		2916 Emanuel Church Road	WEST COLUMBIA	SC	29170

Schedule 1.4(a)

Schedule 1.4(a)

Current BWD Stores

Banner	Store #	Liquor en	Street Address	City	State	Zip
BI-LO	5581		3220W. Blue Ridge Dr.	GREENVILLE	SC	29611
BI-LO	5582		421 Hwy 27 South	STANLEY	NC	28164
BI-LO	5587		508 Lamar Hwy.	DARLINGTON	SC	29632
BI-LO	5593		2640W Palmetto Street	FLORENCE	SC	29501
BI-LO	6603		120 Henderson Crossing	HENDERSONVILLE	NC	28739
BI-LO	5604		4435 Jefferson Davis Hwy.	CLEARWATER	SC	29822
BI-LO	5805		1955 Davis Park Rd.	GASTONIA	NC	28052
BI-LO	5606		4510 Highway 58	CHATTANOOGA	TN	37416
BI-LO	5607		1642 Dickerson Blvd.	MONROE	NC	28110
BI-LO	5608		2111 North Pleasantburg Drive	GREENVILLE	SC	29611
BI-LO	5612		1103 North Main St.	FOUNTAIN INN	SC	29644
BI-LO	6613		7 Farm Bridge Road	GREENVILLE	SC	29617
BI-LO	5614		6723 Ringgold Rd.	EAST RIDGE	TN	37412
BI-LO	5615		2349 Augusta Rd.	WEST COLUMBIA	SC	29169
BI-LO	5617		820 Mission Ridge Rd.	ROSSVILLE	GA	30741
BI-LO	5820		651 W. Mills Street	COLUMBUS	NC	28722
BI-LO	5623		1625 N. Main St.	SUMMERVILLE	SC	29483
BI-LO	5624		699 Fairview Rd	SIMPSONVILLE	SC	29680
BI-LO	5626		4480 Columbia Rd.	MARTINEZ	GA	30907
BI-LO	5626		3233 MLK Jr Blvd	ANDERSON	SC	29625
BI-LO	5631		1085 Cottingham Blvd. N.	BENNETTSVILLE	SC	29512
BI-LO	5633		2601 South New Hope Road	GASTONIA	NC	28056
BI-LO	5637		501 South Pearl Street	PAGELAND	SC	29728
BI-LO	5638		120 Forum Drive	COLUMBIA	SC	29229
BI-LO	5639		1287 Cleveland Hwy.	DALTON	GA	30720
BI-LO	5840		9101 Pineville-Matthews Road	PINEVILLE	NC	28134
BI-LO	5845		10150 Dorchester Road	SUMMERVILLE	SC	29485
BI-LO	5653		148 Walnut Lane	TRAVELERS REST	SC	29690
BI-LO	5655		1370 Chestnut N.E.	ORANGEBURG	SC	29115
BI-LO	5661		120 Hwy 14	SIMPSONVILLE	SC	29681
BI-LO	5673		1667 Ooltewah-Ringgold Road	OOLTEWAH	TN	37363
BI-LO	5700		3110 Fincher Farm Road	MATTHEWS	NC	28105
BI-LO	5701		2186 Cherry Road, Ste 101	ROCK HILL	SC	29730
BI-LO	5702		3924 Hwy 17 South	NORTH MYRTLE BEACH	SC	29582
BI-LO	5703		6604 Hixson Pike	HIXSON	TN	37343
BI-LO	5704		101 Verdae Blvd, Suite 1200	GREENVILLE	SC	29807
BI-LO	5707		550 Robertson Blvd	WALTERBORO	SC	29488
BI-LO	5709		4405 Hwy 24	ANDERSON	SC	29626
BI-LO	6712		1703 Elm Street W.	HAMPTON	SC	29924
BI-LO	5713		8530 Hixson Pike	HIXSON	TN	37343
BI-LO	5714		3801 Tennessee Ave.	CHATTANOOGA	TN	37409
BI-LO	5716		8634 Highway 58	HARRISON	TN	37341
BI-LO	5716		1401 E. Main St	ROCK HILL	SC	29730
BI-LO	5717		742 West Highway 27	LINCOLNTON	NC	28092
BI-LO	5718		168 Highway 274	LAKE WYLIE	SC	29710
BI-LO	5719		1095 Filbert Hwy.	YORK	SC	29745
BI-LO	5720		1329 West Highway 160	FORT MILL	SC	29715
BI-LO	5722		1419 Chapin Road	CHAPIN	SC	29036
BI-LO	6723		300 Knox Abbott Drive	CAYCE	SC	29033
BI-LO	5726		1000 Tanner Ford Blvd.	HANAHAN	SC	29410

Schedule 1.4(a)

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Deli Department

Fresh Poultry	* * *	* * *

>Wogs And Cut-Up Fryers	* * *	* * *

>Fresh Chicken Tenders	* * *	* * *

Deli Cheese	* * *	* * *

Cheese-Random Weight	* * *	* * *

Deli Salads	* * *	* * *

>Potato/Macaroni/Slaw/Beans, etc.	* * *	* * *

Other Salads-Krab/Redskin Potato	* * *	* * *

>Green Pea/Protein/Rotini, etc.	* * *	* * *

>Cole Slaw Kits	* * *	* * *

Pre-Sliced Meats	* * *	* * *

Pre-Sliced Cheeses	* * *	* * *

Fresh Entrées 10 Days	* * *	* * *

Fresh Entrées 8 Days	* * *	* * *

Fresh Entrées-Side Dishes	* * *	* * *

Jello- Rico Flan	* * *	* * *

Roast Beef	* * *	* * *

Turkey	* * *	* * *

Honey/Virginia Ham	* * *	* * *

Cooked Ham	* * *	* * *

Luncheon Meats	* * *	* * *

Jello	* * *	* * *

Dips- All Varieties	* * *	* * *

All Frozen Deli Items	* * *	* * *

Bakery Department

French/Italian Breads	* * *	* * *

Old World Breads	* * *	* * *

All Other Breads	* * *	* * *

All Rolls	* * *	* * *

Bagels	* * *	* * *

Croissants	* * *	* * *

Biscuits-Frozen	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Deli Department

Cookies-Brownies	* * *	* * *

Yeast Doughnuts	* * *	* * *

Doughnuts-All Other	* * *	* * *

Danish/Cinnamon/Sweet Rolls	* * *	* * *

Cakes-Angel Food-Pound-Cup Cakes	* * *	* * *

Cake Layers	* * *	* * *

Cakes/Brownies	* * *	* * *

Cakes-Wedding	* * *	* * *

Cookies/Doughnuts/Bagels	* * *	* * *

Muffins/ Pies	* * *	* * *

Icings/Toppings/Fillings	* * *	* * *

Meat Department

Canned Hams	* * *	* * *

Chickens/Chicken Parts-Fresh	* * *	* * *

Chicken Hen-Fresh	* * *	* * *

Chicken/Chicken Parts-Frozen	* * *	* * *

Chicken-Fresh Bagged Leg Quarters	* * *	* * *

Corned Beef	* * *	* * *

Country Ham	* * *	* * *

Beef-Fresh-Whole Cuts Receiving Date Must Be Maximum 13 Days After Pack Date	* * *	* * *

Fresh Ground Meats	* * *	* * *

Frozen Beef/Turkey Patties	* * *	* * *

Fresh Pork-Bone In	* * *	* * *

Fresh Boneless Pork	* * *	* * *

Frozen Breaded Items	* * *	* * *

Fully Cooked Meats	* * *	* * *

Lamb/Veal/Cooked Chicken	* * *	* * *

Lamb/Veal- High Oxygen	* * *	* * *

Lamb Shanks-Frozen	* * *	* * *

Luncheon Meats-Processed-Franks. Fresh Sausage, Bacon, Smoked Sausage- Pickles- (National Brands)	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Luncheon Meats-Processed-Franks. Fresh Sausage, Bacon, Smoked Sausage- Pickles- (Private Label)	* * *	* * *

Frozen Sausage- Swift Sizzlers-Hormel Sizzlers	* * *	* * *

Frozen Sausage( Sold As Fresh)- Johnsonville-Hormel-Jimmy Dean-Tennessee Pride- W/D Brand-Rudy FarmsOwens-Deans-Thrifty Maid	* * *	* * *

Lunchmeats-Sliced (Stack Pack-Peg- 4x6)- National Brands	* * *	* * *

Lunchmeats-Sliced (Stack Pack-Peg- 4x6)- Private Label	* * *	* * *

Meat Seasonings/Sauces	* * *	* * *

Marinated Chicken	* * *	* * *

Salt Pork/Fatback/Bellies	* * *	* * *

Smoked Hams / Pork Chops	* * *	* * *

Turkeys-Frozen Whole	* * *	* * *

Turkeys-Fresh Whole	* * *	* * *

Turkeys Parts And Ground Turkey-Fresh	* * *	* * *

Turkey Parts-Frozen	* * *	* * *

Specialty Meats-Meat Entrees	* * *	* * *

Specialty Meats-Bbq Meats	* * *	* * *

Specialty Meats-Meats-Marinated	* * *	* * *

Seafood Department

Fresh Fish And Oysters	* * *	* * *

Fresh Salads And Dips	* * *	* * *

Shell Fish	* * *	* * *

Seafood Sauces/Breadings	* * *	* * *

Raw Heads On Shrimp	* * *	* * *

Imitation Crabmeat-Frozen	* * *	* * *

Imitation Crabmeat-Fresh	* * *	* * *

All Frozen Items	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Baked Goods-Rolls/Bread	* * *	* * *

Bagels/Pancakes (Pre-Baked)	* * *	* * *

Butter	* * *	* * *

Cheese Balls/Grated/Spreads/Imitation	* * *	* * *

Cheese-Natural	* * *	* * *

Cheese-American/Cream Cheese	* * *	* * *

Cheese-Ricotta	* * *	* * *

Cottage Cheese/Sour Cream- Private Label	* * *	* * *

Sour Cream- National Brands	* * *	* * *

Sour Cream-Private Label	* * *	* * *

Cream/Creamers	* * *	* * *

Cream-Non Dairy Topping	* * *	* * *

Desserts-Pudding Cups And Jello Cups	* * *	* * *

Dips - Sour Cream	* * *	* * *

Dips	* * *	* * *

Dough-Cookies	* * *	* * *

Dough-Bread-Pastry-Biscuits (Unbaked)	* * *	* * *

Entrees-Breakfast-Dinner-Hand Held	* * *	* * *

Entrees-Side Dishes-Appetizers	* * *	* * *

Fresh Eggs	* * *	* * *

Juice And Beverages-Non Pete	* * *	* * *

Juice And Beverages-Pet/Plastic	* * *	* * *

Margarine	* * *	* * *

Margarine Spreads	* * *	* * *

Margarine Spreads-Fat-Free	* * *	* * *

Milk Products	* * *	* * *

Pickles / Relishes	* * *	* * *

Pizzas	* * *	* * *

Tortillas	* * *	* * *

Salad Dressings	* * *	* * *

Yogurts- National Brands	* * *	* * *

Yogurt Drinks	* * *	* * *

Yogurts- Private Label	* * *	* * *

Frozen Foods

All Products Except Following:	* * *	* * *

Pizzas-Hot Rising Crust	* * *	* * *

Pizzas-All Others	* * *	* * *

Ice Cream-Sherbet-Novelties	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Produce Department

Fresh Juice	* * *	* * *

POM Juice	* * *	* * *

Fresh Cut Fruit	* * *	* * *

Fruit And Veggie Dips	* * *	* * *

Pourable Dressings	* * *	* * *

Processed Fruits-Jar	* * *	* * *

Processed Salad Mixes	* * *	* * *

Processed Vegetables	* * *	* * *

Fresh Fruit	* * *	* * *

Fresh Veg	* * *	* * *

General Merchandise

All Dated Products	* * *	* * *

Grocery Department

All Categories (other than those listed below)	* * *	* * *

Baby Foods	* * *	* * *

Baby Formulas	* * *	* * *

Bakery Products (Fresh)	* * *	* * *

Candy-Gum-Granola Snacks	* * *	* * *

Candy-Gummi Savers	* * *	* * *

Candy-Caramels	* * *	* * *

Candy - Imported Chocolates	* * *	* * *

Cereals-Cocoa Mix-Condiment Sauces	* * *	* * *

Cereal Variety Packs	* * *	* * *

Cookies/Crackers/Bread Products	* * *	* * *

Cookies-Snack Cakes & Pies	* * *	* * *

Cookies-Fig Bars	* * *	* * *

Cookies-Fudge Brownies	* * *	* * *

Dinners-Specialty/Mexican	* * *	* * *

Flour-Grits-Corn Meal	* * *	* * *

Jam-Jelly-Peanut Butter-Juice Drinks	* * *	* * *

Juice-100 % Pure In Plastic	* * *	* * *

Juice-Citrus In Plastic	* * *	* * *

Juice Drinks	* * *	* * *

Juice Drinks-Plastic Jugs	* * *	* * *

Marshmallows	* * *	* * *

Mexican Dinners & Taco Shells	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

Department	Minimum Days Fresh When Received at the Facility	Prior To Billing Last Day Product Can Ship As Fresh Product Out Of A Facility Is Based On Billing Cycle For That Day
Mexican Picante, Salsa And Other Sauces	* * *	* * *

Mayonnaise & Salad Dressing-Glass	* * *	* * *

Mayonnaise & Salad Dressing-Pet/Plastic	* * *	* * *

Pet Food-Moist & Tender	* * *	* * *

Pasta Dinners-Liquid Cheese	* * *	* * *

Pasta Dinners-Kids Meals	* * *	* * *

Prepared Foods-Specialty	* * *	* * *

Potato Chips/Pork Skins/Bag Snacks	* * *	* * *

Pretzels	* * *	* * *

Corn & Puff Popcorn Snacks-Flex Bag	* * *	* * *

Snacks-Crackers With Cheese	* * *	* * *

Salad Dressings-Pourable Dressings	* * *	* * *

Salad Dressings-Pourable With Cheese	* * *	* * *

Soft Drinks- Diet & Sugar Free Only	* * *	* * *

Tobacco-Cigars-Smokeless Tobacco	* * *	* * *

Tobacco-Fresh Smokeless	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

BI-LO / Winn-Dixie

Days Fresh for Commodity Produce Items

Maximum Days Fresh- This is the number of freshness days assigned to a commodity produce Item when it is received In a Facility, assuming it meets all BWD quality specifications. This is also the maximum number of days a product may remain In a Facility before being shipped to a BWD Store.

Close Dated- An item should be placed on the “close dated report” if it is still in a Facility with this number of freshness days left. The “close dated report” Indicates to the BWD Category Manager that he or she needs to react to this product and get it shipped to store(s), assuming such product still meets BVVD’s quality specifications.

Note- Once a product has been placed on the close dated report, BWE’s QS personnel should Inspect it every day before shipping. Once a product has reached the Maximum Days Fresh, It should be marked L&D, and C&S should contact the BWD Category Manager prior to disposal of such product.

	Maximum Day Fresh	Close Dated Product Codes
Anise	* * *	* * *
Apples	* * *	* * *
Artichokes	* * *	* * *
Asparagus	* * *	* * *
Avocados	* * *	* * *
Bananas	* * *	* * *
Beans	* * *	* * *
Beets	* * *	* * *
Berries (CA & FL)	* * *	* * *
Berries (Local, Homegrown)	* * *	* * *
Broccoli	* * *	* * *
Brussels Sprouts	* * *	* * *
Cabbage	* * *	* * *
Cantaloupes	* * *	* * *
Carrots (Bunch)	* * *	* * *
Carrots (Cello)	* * *	* * *
Cauliflower	* * *	* * *
Celery	* * *	* * *
Cherries	* * *	* * *

	Maximum Days Fresh	Close Dated Product Codes
Kohlrabi	* * *	* * *
Leek	* * *	* * *
Lettuce	* * *	* * *
Lettuce (Variety)	* * *	* * *
Mangoes	* * *	* * *
Mushrooms (packaged white)	* * *	* * *
Okra	* * *	* * *
Onions	* * *	* * *
Onions (Green)	* * *	* * *
Papayas	* * *	* * *
Parsley (Curly)	* * *	* * *
Parsley (Root)	* * *	* * *
Parsnips	* * *	* * *
Pears	* * *	* * *
Peppers (Holland, Bell, Hot)	* * *	* * *
Pineapples	* * *	* * *
Potatoes	* * *	* * *
Radishes (Bunch)	* * *	* * *
Radishes (Pkg)	* * *	* * *

Schedule 1.6

Schedule 1.6

Facility Minimum Ship By Freshness Days Of Open-Code Dated Products

	Maximum Days Fresh	Close Dated Product Codes
Chinese (Napa, Cel, Bok Choy)	* * *	* * *
Cilantro	* * *	* * *
Citrus	* * *	* * *
Coconuts	* * *	* * *
Corn	* * *	* * *
Cranberries (Bagged )	* * *	* * *
Cucumbers (Sdls, Carton, Picks)	* * *	* * *
Eggplant	* * *	* * *
Eggplant, Italian	* * *	* * *
Garlic	* * *	* * *
Grapes	* * *	* * *
Greens	* * *	* * *
Herbs (Asst)	* * *	* * *
Honeydews	* * *	* * *
Horseradish	* * *	* * *
Kiwi Fruit	* * *	* * *

	Maximum Days Fresh	Close Dated Product Codes
Rapini	* * *	* * *
Rhubarb	* * *	* * *
Rutabagas	* * *	* * *
Snow Peas	* * *	* * *
Soft Fruit	* * *	* * *
Spinach	* * *	* * *
Squash Hard	* * *	* * *
Squash Yellow	* * *	* * *
Squash Zucchini	* * *	* * *
Tomatoes (Mature, Green	* * *	* * *
Tomatoes (Vine Ripe)	* * *	* * *
Turnips	* * *	* * *
Watercress	* * *	* * *
Watermelon	* * *	* * *
Yams	* * *	* * *

Schedule 1.6

Schedule 3.1(a)

Current BWD Logistics Programs

Vendor	Program Name	WD Compliance Level	WD Annual Value	Bi-Lo Current	WD Notes
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *
* * *	* * *	* * *	* * *	* * *	* * *

SCHEDULE 3.1(e)

Fresh Produce Purchasing Standards

* * *

SCHEDULE 3.6(a)(iv)

Weekly Fuel Surcharge Calculation

The calculations of the fuel surcharge and the governing terms and conditions are as set forth below and in Section 3.6(a)(iv) of the Agreement. MPG * * * will be fixed for the term of the Agreement. Other values used in this calculation are for illustrative purposes only and will be based on actual experience for the calculation of the Fuel Surcharge during the Term.

Metrics

Weekly Metrics
* * *	* * *	* Total actual miles associated with servicing the BWD Stores and the Facilities * * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *

* * *

Weekly Metrics
* * *	* * *
* * *	* * *	Weekly Avg. Price based on * * *
* * *	* * *	Fixed Value. * * *
* * *	* * *	Fixed Value. BWD baseline MPG based on * * *
* * *	* * *
* * *	* * *

* * *

Weekly Metrics
* * *	* * *
* * *	* * *	Fixed Value.
* * *	* * *	Fixed Value. * * *
* * *	* * *	Fixed Value based on * * *
* * *	* * *	Fixed Value (hours) based on * * *
* * *	* * *	Fixed Value (hours)
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *

Total FSC	$* * *

Terms:

1)	The On-Road Fuel Surcharge will be assessed on all miles traveled to support the BWD Stores and the Facilities.
2)	Miles will be calculated as * * *.
3)	C&S will adopt * * *.
4)	Cost of fuel consumed in connection with * * * will * * * .
5)	All fuel additives including but not limited to, diesel exhaust fluid will be * * * .

Schedule 3.6(a)(v)

Average Delivery Distance to Stores for Each Facility

Average distance from each distribution Facility to the BWD Stores within its delivery network by commodity is captured in the table below:

Facility	Grocery	GMIHBC	Fresh	Frozen	Milk
Baldwin DC	113.8		60.2	60.2	60.2
Hammond DC	188.1		67.2	67.2	67.2
Miami DC	46.5		43.8	43.8	43.8
Montgomery DC			121.0	121.0	121.0
Orlando DC	67.8		69.6	69.6	69.6
Mauldin DC	125.0	125.0	125.0	125.0	125.0

These average distances were calculated using the one-way distance (in miles) from each Store delivery/ Facility combination for each commodity. The one-way distances were obtained from the BWD Manugistics Fleet Management application used for routing.

Schedule 3.6(b)(ii)

Private Label Penetration

Private Label Summary BWD
	Winn-Dixie				BI-LO				Total RWD
	SALES				SALES				SALES
	Branded	Private Label	Total	PL %	Branded	Private Label	Total	PL %	Branded	Private Label	Total	PL %
GROCERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
DRY BAKERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
CANDY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
TOBACCO	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
SUPPLIES	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

TOTAL GROCERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
HBC	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
GM	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

TOTAL GMHBC	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FROZEN	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FROZEN MEAT	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FROZEN COMMODITIES	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FROZEN BAKERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
ICE CREAM	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

TOTAL FROZEN	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
PKG. MEAT	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FRESH DELI	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FRESH SEAFOOD	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
DAIRY	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

Schedule 3.6(b)(ii)

Schedule 3.6(b)(ii)

Private Label Penetration

Private Label Summary BWD
	Winn-Dixie				BI-LO				Total RWD
	SALES				SALES				SALES
	Branded	Private Label	Total	PL %	Branded	Private Label	Total	PL %	Branded	Private Label	Total	PL %
PRODUCE	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
TOTAL PERISHABLE	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *
	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

GRAND TOTAL (NO ALCOHOL)	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *	* * *

Notes:

WD Sales represent 52 weeks for calendar year 2012

Case cost used was * * * (column BC)

Please note this schedule excludes Fresh Meat, Floral, and Alcohol

Schedule 3.6(b)(ii)

Schedule 3.6b(ii)

Private Label Penetration

(Own Brands) BWD items that are C&S sourced*
Banner	Category	Item Description	Annual Sales
Winn-Dixie	Produce	CARROTS BABY 1LB BAG	* * *
Winn-Dixie	Produce	CARROTS BABY 2LB BAG	* * *
Winn-Dixie	Produce	POTATO WD 4 PACK BAKER	* * *
Winn-Dixie	Produce	POTATOES IDAHO 5LB BAG	* * *
Winn-Dixie	Produce	POTATOES RED 5LB BAG	* * *
Winn-Dixie	Produce	POTATOES RUSSET 10 LB BAG	* * *
Winn-Dixie	Produce	POTATOES WHITE 5LB BAG	* * *
Winn-Dixie	Produce	POTATOES YELLOW 5LB BAG	* * *
Winn-Dixie	Produce	WD CARROTS CELLO 1LB BAG	* * *
Winn-Dixie	Produce	WD CARROTS CELLO 2LB BAG	* * *
Winn-Dixie	Produce	WD CARROTS CELLO 5LB RAG	* * *
Winn-Dixie	Produce	WD ORG RED POTATOES BAG	* * *
Winn-Dixie	Produce	WD ORG RUSSET POTATOES 3LB	* * *

Winn-Dixie	Total		* * *

* * *
BI-LO	Produce	12 8OZ SW GARLIC MINCED	* * *
BI-LO	Produce	240 3 LB YELLOW ONIONS BIN	* * *
BI-LO	Produce	2LB RED ONION	* * *
BI-LO	Produce	3LB BRAEBURN APPLE	* * *
BI-LO	Produce	APPLE 3LB GRANNY SMITH	* * *
BI-LO	Produce	APPLE GOLD DEL 3LB	* * *
BI-LO	Produce	BILO 5LB WHITE POTATO	* * *
BI-LO	Produce	CARROT 12 2LB	* * *
BI-LO	Produce	CARROT 24 1LB	* * *
BI-LO	Produce	CELERY HEARTS 18 CT	* * *
BI-LO	Produce	H FL CLEAR PROF 2 2 5GAL PROC	* * *
BI-LO	Produce	H FL EZDOSE 7 5GR REG T BAG	* * *
BI-LO	Produce	H FL LEAF SHINE24 6 OZ AEROSO	* * *
BI-LO	Produce	H PC CHRYSAL FLWR FOOD	* * *
BI-LO	Produce	MINI CUKES TRAY PACK	* * *
BI-LO	Produce	MSHRM 12OZ WHOLE	* * *
BI-LO	Produce	MSHRM 8OZ WHOLE	* * *
BI-LO	Produce	MSHRM BABY BELLA SLICED	* * *
BI-LO	Produce	MSHRM BABY BELLA WHOLE	* * *
BI-LO	Produce	MSHRM PORTABELLA SLICED	* * *
BI-LO	Produce	MSHRM SLICE 12OZ	* * *
BI-LO	Produce	MUSHROOM SHIITAKE	* * *
BI-LO	Produce	MUSHROOM SLICED 12 8OZ	* * *

Schedule 3.6(b)(ii)

Schedule 3.6b(ii)

Private Label Penetration

(Own Brands) BWD items that are C&S sourced*
Banner	Category	Item Description	Annual Sales
BI-LO	Produce	ONION YELLOW 3 LB	* * *
BI-LO	Produce	PEPPERS TRAY PACK	* * *
BI-LO	Produce	POTATO RED 5LB	* * *
BI-LO	Produce	POTATO RED B 3LB	* * *
BI-LO	Produce	POTATO RUSSET 10LB	* * *
BI-LO	Produce	POTATO YUK GOLD 5LB	* * *
BI-LO	Produce	PTATO RUSST 5LB	* * *
BI-LO	Produce	STOP LIGHT PEPPER	* * *
BI-LO	Produce	TMARZ SUG FREE STRAW GLAZE	* * *
BI-LO	Produce	TOMATO CAMPARI 16OZ	* * *
BI-LO	Produce	TOMATO GRAPE	* * *
BI-LO	Produce	TOMATO V RIPE 4 PK	* * *
BI-LO	Produce	WAL CALIF MIX	* * *

BI-LO		Total	* * *

* * *

Total			* * *

Schedule 3.6(b)(ii)

Schedule 3.6b(ii)

Private Label Penetration

(Unique Items) That do not carry “OWN” brand label*
Banner	Category	Item Description	Annual Sales
BI-LO	Fresh Deli	2STEP BATTER & DIP BREAD KIT	* * *
BI-LO	Frozen Bakery	4 SESAME SEED HAMBURGER BUN	* * *
BI-LO	Frozen Bakery	ASST CAKE DONUT HOLE	* * *
BI-LO	Frozen Bakery	CARAMEL PECAN CREME CAKE	* * *
BI-LO	Frozen Bakery	CARROT CAKE WALNUT CUPCAKE	* * *
BI-LO	Frozen Bakery	CHOC PNT BTTR BLISS CUPCAKE	* * *
BI-LO	Frozen Bakery	CHOCOLATE CREME CAKE	* * *
BI-LO	Frozen Bakery	LEMON CREME CAKE	* * *
BI-LO	Frozen Bakery	LEMON POUND CAKE	* * *
BI-LO	Fresh Deli	LIP LICKIN BBQ SAUCE	* * *
BI-LO	Fresh Deli	LIP LICKIN HNY MSTRD SAUCE	* * *
BI-LO	Fresh Deli	LIP LICKIN HOT SAUCE	* * *
BI-LO	Fresh Deli	LIP LICKIN SWT & SOUR SAUCE	* * *
BI-LO	Fresh Deli	LIP LICKIN ZESTY RNCH SAUCE	* * *
BI-LO	Frozen Bakery	MH YEAST RING DONUTS	* * *
BI-LO	Frozen Bakery	MM BOSTON CREME BUNDT CAKE	* * *
BI-LO	Frozen Bakery	MM CINN SWIRL BUNDT CAKE	* * *
BI-LO	Frozen Bakery	MM GERMAN CHOC CREME CAKE	* * *
BI-LO	Frozen Bakery	PINEAPPLE COCONUT CREME CAKE	* * *
BI-LO	Frozen Bakery	RED VELVET PECAN CUPCAKE	* * *
BI-LO	Fresh Deli	ROTIS PORK LOIN ROAST	* * *
BI-LO	Frozen Bakery	S MORES AMORE CUPCAKE	* * *
BI-LO	Frozen Bakery	SOUR CREME POUND CAKE	* * *
BI-LO	Frozen Bakery	STRAWBERRY CREME CAKE	* * *
BI-LO	Frozen Bakery	STRAWBRRY BLUSH KISS CUPCAKE	* * *
BI-LO	Frozen Bakery	TEXAS TOAST LOAF	* * *
BI-LO	Frozen Bakery	VANILLA CREME CAKE	* * *
BI-LO	Frozen Bakery	VANILLA POUND CAKE	* * *
Bilo	Total		* * *

Banner	Category	Item Description	Annual Sales
Winn-Dixie	Frozen Bakery	10 IN PUMPKIN PIE	* * *
Winn-Dixie	Frbzen Bakery	10 IN SWEET POTATO	* * *
Winn-Dixie	Frozen Bakery	10 INCH PECAN ALMOND CHOC	* * *
Winn-Dixie	Frozen Bakery	ALMOND PETIT FOUR WHITE	* * *
Winn-Dixie	Fresh Deli	APPL CINMN YGRT PRFT 6.25OZ	* * *

Schedule 3.6(b)(ii)

Schedule 3.6b(ii)

Private Label Penetration

(Unique Items) That do not carry “OWN” brand label*
Banner	Category	Item Description	Annual Sales
Winn-Dixie	Frozen Bakery	APPLE CRAN WALNUT PIE 9 IN	* * *
Winn-Dixie	Frozen Bakery	BAVARIAN FILLED PACZKI	* * *
Winn-Dixie	Fresh Deli	BN/STRWBY YGRT PRFT 6.25OZ	* * *
Winn-Dixie	Frozen Bakery	BOSTON CREME PIE	* * *
Winn-Dixie	Frozen Meat	BREADED CATFISH FILLETS	* * *
Winn-Dixie	Frozen Bakery	CHEESE BREAD DOUGH W/CHS	* * *
Winn-Dixie	Fresh Deli	CRAB CAKE BASE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” KEY UMECAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” LEMON CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” CARROT CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” CHOC FUDGE CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” CHOC/CARAMEL CRUNCH	* * *
Winn-Dixie	Frozen Bakery	D/L 8” COCONUT CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” CQOKIES N CREAM CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” GERMAN CHOC CAKE	* * *
Winn-Dixie	Frozen Bakery	D/L 8” RED VELVET CAKE	* * *
Winn-Dixie	Frozen Bakery	DELI SPLIT TOP ROLLS	* * *
Winn-Dixie	Frozen Bakery	DL 8” DARK CHOC RASPBERRY	* * *
Winn-Dixie	Frozen Bakery	DL 8” IN PUMPKIN CRM CHS CK	* * *
Winn-Dixie	Fresh Deli	FRESH FRIED CHKN 8PC UPC	* * *
Winn-Dixie	Frozen Meat	IQF WINGS 2NDS	* * *
Winn-Dixie	Frozen Bakery	KEY LIME PIE P/M	* * *
Winn-Dixie	Frozen Bakery	LG BLACK AND WHITE COOKIE	* * *
Winn-Dixie	Frozen Bakery	MIKES KEY LIME PIES	* * *
Winn-Dixie	Fresh Deli	PARTY TRAY SHINGLE SLICES	* * *
Winn-Dixie	Frozen Bakery	PARVE CUSTARD DONUTS	* * *
Winn-Dixie	Frozen Bakery	PARVE JELLY DONUTS	* * *
Winn-Dixie	Frozen Meat	PICK 5 BRD BREAST FILLET	* * *
Winn-Dixie	Frozen Meat	PICK 5 BRD CHICKEN FRIES	* * *
Winn-Dixie	Frozen Meat	PICK 5 BIRD CHICKEN TENDER	* * *
Winn-Dixie	Frozen Meat	PICK 5 BREADED OKRA	* * *
Winn-Dixie	Frozen Meat	PICK 5 CORN ON THE COP	* * *
Winn-Dixie	Frozen Meat	PICK 5 IQF WINGS	* * *
Winn-Dixie	Frozen Meat	PICK 5 ONION RINGS	* * *
Winn-Dixie	Frozen Meat	PICK 5 SAUSAGE BISCUITS	* * *
Winn-Dixie	Frozen Meat	PICK 5 SEASN POTATO WEDGE	* * *

Schedule 3.6(b)(ii)

Schedule 3.6b(ii)

Private Label Penetration

(Own Brands) BWD items that are C&S sourced*
Banner	Category	Item Description	Annual Sales
Winn-Dixie	Frozen Meat	PICK 5 SHRIMP POPPERS	* * *
Winn-Dixie	Frozen Meat	RICK 5 SPCY BRD CHICK WING	* * *
Winn-Dixie	Frozen Meat	PICK 5 5THN STYLE BISCUIT	* * *
Winn-Dixie	Frozen Bakery	PINEAPPLE UPSIDE DOWN CK	* * *
Winn-Dixie	Frozen Bakery	PINK FRSTD SUGAR COOKIE PK	* * *
Winn-Dixie	Fresh Dell	ROTISSERIE BM	* * *
Winn-Dixie	Fresh Deli	ROTISSERIE LEMON PEPPER	* * *
Winn-Dixie	Fresh Dell	ROTISSERIE TRADITIONAL	* * *
Winn-Dixie	Fresh Dell	STRAWBRY YGRT PRFT 6.25OZ	* * *
Winn-Dixie	Frozen Bakery	SWEET YEAST ROLLS	* * *
Winn-Dixie	Frozen Bakery	VIENNA ROLLS	* * *
Winn-Dixie	Frozen Bakery	WHITE FRSTD SUGAR COOKIE PK	* * *
Winn-Dixie	Frozen Bakery	YLLW FRSTD SUGAR COOKIE PAK	* * *

Winn-Dixie	Total		* * *

Total			* * *

*	Please note these items are included in the Private Label penetration calculation

Schedule 3.6(b)(ii)

Schedule 3.6(c)(i)

Upcharge Calculation Detail

* * *

Schedule 3.7(c)

Current Items Picked Up From Stores

Typical pick-up items from the BWD stores include, but may not be limited to:

–	Cardboard
–	Crates
–	Pallets
–	Discarded plastic wrap
–	Reclaim product
–	Recalled products
–	Store mail, including without limitation, * * *, order guides, and labels
–	Pharmacy records (picked up twice per year from stores as part of records back haul)
–	GM totes
–	Pharmacy totes

With prior BWD corporate approval, trucks may also pick up:

–	Bakery carts
–	Cash registers
–	Displays
–	End caps
–	Light fixtures
–	Meat slicers
–	Mixers
–	Pallet jacks
–	Scales
–	Shelving
–	Shopping carts
–	Tables

2

Schedule 3.9(b)

BWD Initiatives for Supply Chain/Planned Logistics Programs

* * *

3

Schedule 3.15

BWD SKUs by Facility and Category

The number of SKUs for each distribution Facility by Category are set forth below

DEPARTMENT	JAX	MIA	MTG	HAM	ORL	CONS	GMD
ALCOHOL	* * *	* * *	* * *	* * *	* * *	* * *	* * *
BAKERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *
DAIRY	* * *	* * *	* * *	* * *	* * *	* * *	* * *
DELI	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FLORAL	* * *	* * *	* * *	* * *	* * *	* * *	* * *
FROZEN FOOD	* * *	* * *	* * *	* * *	* * *	* * *	* * *
GENERAL MDSE	* * *	* * *	* * *	* * *	* * *	* * *	* * *
GROCERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *
MEAT	* * *	* * *	* * *	* * *	* * *	* * *	* * *
PACKAGED MEAT	* * *	* * *	* * *	* * *	* * *	* * *	* * *
PRODUCE	* * *	* * *	* * *	* * *	* * *	* * *	* * *
SEAFOOD	* * *	* * *	* * *	* * *	* * *	* * *	* * *
TAXABLE GROCERY	* * *	* * *	* * *	* * *	* * *	* * *	* * *
TOBACCO	* * *	* * *	* * *	* * *	* * *	* * *	* * *
TOTAL	* * *	* * *	* * *	* * *	* * *	* * *	* * *

SKU totals include inventoried and Not Currently Inventoried (seasonal).

4

Schedule 3.18

BI-LO Warehouse Diversity Vendors

* * *

5

Schedule 6

Required Store Polling Schedule & Delivery Windows

As further described in Section 6 of the Agreement, store polling shall be completed the day before the Required Delivery Day, as set forth on Schedule 6(a), and as adjusted in accordance with Schedule 6(b).

The table below outlines the Winn-Dixie banner Stores’ polling times:

* * *

The table below outlines the BI-LO banner Stores’ polling times:

* * *

All deliveries will be made by BWD Store, by commodity, within the Delivery Window times specified below according to the Required Delivery Schedule set forth on Schedule 6(a):

Delivery Windows for Winn-Dixie Stores:

* * *

Delivery Windows for BI-LO Stores:

* * *

6

Schedule 6(a)

Required Delivery Schedule

The initial “Required Delivery Schedule” (minimum number of deliveries/days per week by category) for the BWD Stores is set forth below. As further described in Section 6 of the Agreement, polling must be completed the day before a BWD is scheduled for a delivery (as set forth below). Following polling, C&S shall deliver to the BWD Stores on the days set forth below and within the Delivery Windows specified on Schedule 6. This Required Delivery Schedule will be periodically adjusted using BWD’s current methodology (as of the Effective Date) as set forth on Schedule 6(b), and in such instance, such new Store delivery schedule will be deemed the “Required Delivery Schedule.” In the event the Revised Delivery Schedule is revised, then the polling dates will be changed accordingly.

* * *

7

Schedule 6(b)

Changes to Required Delivery Schedule

* * *

Schedule 8.4

Key Performance Indicator Reporting

During the Term (and any Renewal Term, if applicable), C&S shall provide the following reports to BWD on a weekly basis. All weekly reporting will be submitted in a timely manner, and both Parties agree to meet to discuss and mutually agree upon report delivery timing.

Weekly KPI Measurements Menu
1	SALES

• Weekly sales dollars this year by department

• Weekly cases shipped this year by deparment

2	SERVICE LEVEL

• service level % by department

• low %

• w/ manufacturer outs %

• w/ Ad overpull %

• Adjusted high %

• Ad items service level

• private label service level

3	ON TIME DELIVERY

• On time delivery - by shipping Facility; by banner; by region; by store

• Total deliveries by Facility

• Total lates by Facility

4	Facility Performance

• Warehouse selection accuracy - (based on audited outbound loads)

• Facility inventory variance

• Miles driven

• Shipping accuracy - by banner; by Facility

• In stock report - by banner; by Facility

5	Inventory

• dead/ no movement items monitoring report

• Leftover Ad items summary by facility/ by dep’t

Schedule 12.1(a)

Call-in Credit Policy

* * *

Schedule 12.1(b)

Audit and Inventory Control Procedures

* * *

Schedule 12.1(c)

Standard Credit Policy

The calculation of warehouse inventory gain/(loss) will be performed following the close of each C&S accounting period. The method for calculating the gan/(loss) will be based on the elements identified below. The associated C&S systemic transaction codes are identified in parenthesis for informational and comparative purposes.

Standard Credits

•	Standard Credit is issued for * * *.

•	Fill Rate equals * * *.

Standard credit rate will be calculated * * *.

Subject to validation post-execution based on actual experience.

Schedule 12.1(d)

Inventory Gain / (Loss) Measurement

The calculation of warehouse inventory gain/(loss) will be performed following the close of each C&S accounting period. The method for calculating the gain/(loss) will be based on the elements identified below. The associated C&S systemic transaction codes are identified in parenthesis for informational and comparative purposes.

* * *